FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286596-01

July 17, 2025

BENCHMARK 2025-V16
Commercial Mortgage Trust

Free Writing Prospectus
Updated Structural and Collateral Term Sheet

$624,663,285
(Approximate Initial Mortgage Pool Balance)

$551,086,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor
Commercial Mortgage Pass-Through Certificates, Series 2025-V16

Citi Real Estate Funding Inc. Goldman Sachs Mortgage Company German American Capital Corporation Bank of Montreal Barclays Capital Real Estate Inc.
As Sponsors and Mortgage Loan Sellers

Citigroup	Goldman Sachs & Co. LLC	BMO Capital Markets	Barclays	Deutsche Bank Securities

 Co-Lead Managers and Joint Bookrunners

Bancroft Capital, LLC	Drexel Hamilton, LLC

Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this updated structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about July 17, 2025, included as part of our registration statement (SEC File No. 333-286596) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	Aaa(sf)/AAAsf/AAA(sf)	$559,000	30.000%	%	(6)	2.29	09/25 – 12/29
Class A-2	Aaa(sf)/AAAsf/AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-3	Aaa(sf)/AAAsf/AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class X-A	Aaa(sf)/AAAsf/AAA(sf)	$429,218,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	NR/A-sf /AAA(sf)	$121,868,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	NR/AAAsf /AAA(sf)	$70,515,000	18.500%	%	(6)	4.92	07/30 – 07/30
Class B	NR/AA-sf/AA-(sf)	$27,592,000	14.000%	%	(6)	4.92	07/30 – 07/30
Class C	NR/A-sf/A-(sf)	$23,761,000	10.125%	%	(6)	4.92	07/30 – 07/30

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D	NR/BBB-sf/BBB-(sf)	$19,928,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	NR/BBB-sf/BBB-(sf)	$19,928,000	6.875%	%	(6)	4.95	07/30 – 08/30
Class E-RR(11)	NR/BB-sf/BB(sf)	$11,497,000	5.000%	%	(6)	5.01	08/30 – 08/30
Class F-RR(11)	NR/B-sf/B+(sf)	$7,664,000	3.750%	%	(6)	5.01	08/30 – 08/30
Class G-RR(11)	NR/NR/NR	$22,994,480	0.000%	%	(6)	5.01	08/30 – 08/30
Class R(12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Offered Vertical Risk Retention Interest(13)
Combined VRR Interest	NR/NR/NR	$11,493,805(14)	(15)	(16)	(16)	4.86	09/25 – 08/30

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the respective classes of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Non-Vertically Retained Principal Balance Certificates whose certificate balance comprises the notional amount of any class of Class X Certificates is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Non-Vertically Retained Principal Balance Certificates may not be part of, and there may be a corresponding reduction in, such notional amount of such class of Class X Certificates.
(3)	“Approximate Initial Credit Support” means, with respect to any class of Non-Vertically Retained Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2 and Class A-3 certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest (as defined in footnote (13) below).
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR and Class G-RR certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X and Class R certificates, the “Non-Vertically Retained Certificates”, and the Non-Vertically Retained Certificates, collectively with the Class VRR certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class R certificates, are collectively referred to in this term sheet as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp., Barclays Capital Inc. or Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)
(7)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $428,659,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-2	$0 – $175,000,000	N/A – 4.73	N/A / 12/29 – 06/30
Class A-3	$253,659,000– $428,659,000	4.90– 4.83	06/30 – 07/30 / 12/29 – 07/30

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, and Class A-3
Class X-B	Class A-S, Class B, and Class C
Class X-D	Class D

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of Certificates set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered by this Term Sheet.
(11)	In partial satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (as “retaining sponsor” with respect to this securitization transaction), CMBS 4 Sub 8, LLC is expected to acquire and retain (directly or through one or more of its “majority-owned affiliates”), in accordance with the credit risk retention rules applicable to this securitization transaction, all of the Class E-RR, Class F-RR and Class G-RR certificates (collectively, the “HRR Certificates”), which will collectively constitute an “eligible horizontal residual interest” with an aggregate fair value expected to represent at least 3.1667% of the fair value, as of the closing date for this transaction, of all of the “ABS interests” (i.e., all of the Certificates (other than the Class R certificates)) issued by the issuing entity. “Retaining sponsor,” “majority-owned affiliate,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.
(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
(13)	In satisfaction of Citi Real Estate Funding Inc.’s remaining risk retention obligations as retaining sponsor for this securitization transaction, Citi Real Estate Funding Inc. is expected to acquire (or cause a majority-owned affiliate to acquire) from the depositor, on the closing date for this transaction, an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $11,493,805 (the “Combined VRR Interest”), which is expected to represent approximately 1.840% of the aggregate principal balance of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the Certificates (other than the Class R certificates)) issued by the issuing entity on the closing date for this transaction, subject to any variance in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR certificates and all of the other classes of certificates (other than the Class R certificates), as described under “Credit Risk Retention”. The Combined VRR Interest will consist of all the Class VRR certificates. The Combined VRR Interest will be retained by Citi Real Estate Funding Inc. or its majority-owned affiliate in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest”, “single vertical security” and “majority-owned affiliate” will have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.
(14)	Constitutes the Combined VRR Interest Balance, which consists of the certificate balance of the Class VRR certificates.
(15)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest (the “Combined VRR Interest Balance”) and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates, respectively. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this Term Sheet as the “Principal Balance Certificates”.
(16)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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MORTGAGE POOL CHARACTERISTICS
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$624,663,285
Number of Mortgage Loans	31
Number of Mortgaged Properties	157
Average Cut-off Date Balance	$20,150,429
Weighted Average Mortgage Rate	6.28400%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	58
Weighted Average Remaining Amortization Term (months)(4)	357
Weighted Average Cut-off Date LTV Ratio(5)	56.4%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	56.3%
Weighted Average UW NCF DSCR(6)	1.93x
Weighted Average Debt Yield on Underwritten NOI(7)	12.5%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	2.0%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	98.0%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	8.9%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	7.2%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	16.8%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a whole loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date. However, no such mortgage loans will be included in the Benchmark 2025-V16 Mortgage Trust.
(4)	Excludes mortgage loans that are interest-only for the entire term.
(5)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values other than “as-is” in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the cut-off date balance or balloon balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that, with respect to any mortgage loan structured with an economic holdback reserve, the UW NCF DSCR for such mortgage loan may be calculated based on the annual debt service that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.
(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that with respect to any mortgage loan structured with an economic holdback reserve, each of the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF for such mortgage loan may be calculated based on the cut-off date balance that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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KEY FEATURES OF THE CERTIFICATES
Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman Sachs & Co. LLC Deutsche Bank Securities Inc. BMO Capital Markets Corp. Barclays Capital Inc.
Co-Managers:	Bancroft Capital, LLC Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$624,663,285
Master Servicer:	Trimont LLC
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Savings Fund Society, FSB
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Party:	Citi Real Estate Funding Inc.
Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.
Closing Date:	On or about August 13, 2025
Cut-off Date:	With respect to each mortgage loan, the due date in August 2025 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to August 2025, the date that would have been its due date in August 2025 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)
Determination Date:	The 11th day of each month or next business day, commencing in September 2025
Distribution Date:	The 4th business day after the Determination Date, commencing in September 2025
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	August 2058
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A and Class X-B certificates); $1,000,000 minimum for the Class X-A and Class X-B certificates; and integral multiples of $1 thereafter for all the offered certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
7

KEY FEATURES OF THE CERTIFICATES (continued)
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
8

TRANSACTION HIGHLIGHTS
■	$551,086,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 31 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $624,663,285 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $20,150,429 and are secured by 157 mortgaged properties located throughout 37 states.
—	LTV: 56.4% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.93x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.5% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 2.0% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-       2.0% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

—	Hard Lockboxes: 52.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 6.0% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Replacement Reserves (Including FF&E Reserves): 26 mortgage loans representing 75.1% of the Initial Pool Balance
-	Real Estate Taxes: 26 mortgage loans representing 69.1% of the Initial Pool Balance
-	Insurance: 14 mortgage loans representing 25.8% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 8 mortgage loans representing 27.9% of the Initial Pool Balance that is secured by office, industrial, retail and mixed use properties.
—	Predominantly Defeasance Mortgage Loans: 74.2% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Mixed Use: 20.3% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
—	Multifamily: 19.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Retail: 13.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties
—	Industrial: 12.6% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Self Storage: 11.7% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Office: 11.0% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Hospitality: 8.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 157 mortgaged properties are located throughout 37 states, with only New York (33.0%) having greater than 10.0% of the allocated Initial Pool Balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
9

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance(1)	Roll-up % of Initial Pool Balance(1)
Citi Real Estate Funding Inc. (“CREFI”)	14	23	$322,640,000	51.7%	$367,640,000	58.9%
Goldman Sachs Mortgage Company (“GSMC”)	5	19	105,300,000	16.9	105,300,000	16.9
German American Capital Corporation (“GACC”)	4	4	54,750,000	8.8	54,750,000	8.8
Bank of Montreal (“BMO”)	4	6	36,323,285	5.8	51,323,285	8.2
Barclays Commercial Real Estate Inc. (“Barclays”)	3	3	45,650,000	7.3	45,650,000	7.3
CREFI / BMO(2)	1	102	60,000,000	9.6
Total	31	157	$624,663,285	100.0%	$624,663,285	100.0%

(1)	For any mortgage loan seller, the Roll-up Aggregate Cut-off Date Balance and the Roll-up % of Initial Pool Balance reflect all mortgage loans and portions of co-sponsored mortgage loans that are being contributed thereby to the Benchmark 2025-V16 securitization transaction.
(2)	The ILPT 2025 Portfolio mortgage loan (9.6%) is part of a whole loan as to which separate notes are being sold by CREFI and BMO. The ILPT 2025 Portfolio mortgage loan is evidenced by four promissory notes: (i) note A-7-1 (Non-Florida) and note A-7-1 (Florida) with an aggregate Cut-off Date Balance of $45,000,000 as to which CREFI is acting as the mortgage loan seller; and (ii) note A-10-1 (Non-Florida) and note A-10-1 (Florida), with an aggregate Cut-off Date Balance of $15,000,000 as to which BMO is acting as the mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	ILPT 2025 Portfolio	$60,000,000	9.6%	Various	18,271,519	$41	1.96x	11.3%	43.8%
2	841-853 Broadway	56,500,000	9.0%	Mixed Use	265,119	$213	4.97x	28.9%	30.5%
3	Bridgemarket Retail	55,000,000	8.8%	Retail	96,028	$573	1.40x	9.6%	67.7%
4	The Wharf	45,000,000	7.2%	Various	2,241,794	$321	2.62x	15.0%	41.5%
5	Prime Storage – NCRS Portfolio	40,500,000	6.5%	Self Storage	316,223	$128	1.35x	8.0%	64.8%
6	Herbst Multifamily Portfolio	35,000,000	5.6%	Multifamily	301	$116,279	1.33x	9.3%	61.6%
7	The Wave	23,000,000	3.7%	Multifamily	136	$647,059	1.27x	7.7%	72.0%
8	Orinda Theatre Square	22,000,000	3.5%	Mixed Use	91,283	$241	1.51x	10.9%	67.9%
9	The Brixley at Carolina Forest	20,700,000	3.3%	Multifamily	149	$138,926	1.21x	8.7%	63.7%
10	The Roosevelt New Orleans	20,000,000	3.2%	Hospitality	504	$257,937	1.87x	15.6%	53.5%
	Top 10 Total / Wtd. Avg.	$377,700,000	60.5%				2.17x	13.4%	53.6%
	Remaining Total / Wtd. Avg.	246,963,285	39.5%				1.57x	11.2%	60.6%
	Total / Wtd. Avg.	$624,663,285	100.0%				1.93x	12.5%	56.4%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a whole loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer(3)	Special Servicer / Outside Special Servicer(3)
ILPT 2025 Portfolio	$60,000,000	9.6%	$687,200,000	$412,800,000	$1,160,000,000	ILPT 2025-LPF2	Midland	KeyBank
The Wharf	$45,000,000	7.2%	$673,600,000	$306,400,000	$1,025,000,000	WHARF 2025-DC	Midland	KeyBank
The Wave	$23,000,000	3.7%	$65,000,000	—	$88,000,000	BBCMS 2025-5C34	Trimont	Argentic
The Roosevelt New Orleans	$20,000,000	3.2%	$110,000,000	—	$130,000,000	BBCMS 2025-5C36(4)	Trimont	K-Star
Poinciana Lakes Plaza(5)	$20,000,000	3.2%	$28,200,000	—	$48,200,000	BMARK 2025-V16	Trimont	LNR
Shaw Park Plaza(6)	$12,473,285	2.0%	$42,409,169	—	$54,882,454	BMO 2025-5C11	Midland	LNR
The Link	$10,000,000	1.6%	$105,000,000	—	$115,000,000	BMARK 2025-V14	Midland	Greystone
Gateway Industrial Center	$10,000,000	1.6%	$83,000,000	—	$93,000,000	WFCM 2025-5C5(7)	Trimont	Argentic
347-363 Flushing Avenue	$9,500,000	1.5%	$65,500,000	—	$75,000,000	BMO 2025-5C11	Midland	LNR

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “whole loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each whole loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject whole loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	In the above table, “Midland” refers to Midland Loan Services, a Division of PNC Bank, National Association, “Argentic” refers to Argentic Services Company LP., “KeyBank” refers to KeyBank National Association, “Greystone” refers to Greystone Servicing Company LLC, “LNR” refers to LNR Partners, LLC, “K-Star” refers to K-Star Asset Management LLC, and “Trimont” refers to Trimont LLC.
(4)	The BBCMS 2025-5C36 transaction is expected to close on or prior to the Closing Date of the Benchmark 2025-V16 transaction.
(5)	It is expected that the Poinciana Lakes Plaza mortgage loan (i) will initially be serviced and administered under the Benchmark 2025-V16 pooling and servicing agreement, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered pursuant to the servicing agreement governing that future commercial mortgage securitization transaction.
(6)	It is expected that the Shaw Park Plaza mortgage loan (i) will initially be serviced and administered under the BMO 2025-5C11 pooling and servicing agreement, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered pursuant to the servicing agreement governing that future commercial mortgage securitization transaction.
(7)	The WFCM 2025-5C5 transaction is expected to close on or prior to the Closing Date of the Benchmark 2025-V16 transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
ILPT 2025 Portfolio	$60,000,000	$687,200,000	—	$412,800,000	$1,160,000,000	6.39895724160776%	43.8%	68.0%	1.96x	1.06x	11.3%	7.3%
The Wharf	$45,000,000	$673,600,000	$125,000,000	$306,400,000	$1,150,000,000	6.46891837749578%	41.5%	66.5%	2.62x	1.37x	15.0%	9.4%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s) and related mezzanine debt.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
11

COLLATERAL OVERVIEW (continued)

Whole Loan Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
ILPT 2025 Portfolio	Outside Serviced	A-1 (Non-Florida) and A-1 (Florida)	Yes	—	ILPT 2025-LPF2	$208,880,000
		A-2 (Non-Florida) and A-2 (Florida)	No	—	ILPT 2025-LPF2	$89,520,747
		A-3 (Non-Florida) and A-3 (Florida)	No	—	ILPT 2025-LPF2	$89,520,747
		A-4 (Non-Florida) and A-4 (Florida)	No	—	ILPT 2025-LPF2	$44,759,502
		A-5 (Non-Florida) and A-5 (Florida)	No	—	ILPT 2025-LPF2	$44,759,502
		A-6 (Non-Florida) and A-6 (Florida)	No	—	ILPT 2025-LPF2	$44,759,502
		A-7-1 (Non-Florida) and A-7-1 (Florida)	No	—	Benchmark 2025-V16	$45,000,000
		A-7-2(Non-Florida) and A-7-2 (Florida)	No	—	BBCMS 2025-5C36	$45,000,000
		A-8 (Non-Florida) and A-8 (Florida)	No	BANA	Not Identified	$38,571,750
		A-9 (Non-Florida) and A-9 (Florida)	No	MSMCH	Not Identified	$38,571,750
		A-10-1 (Non-Florida) and A-10-1 (Florida)	No	—	Benchmark 2025-V16	$15,000,000
		A-10-2 (Non-Florida) and A-10-2 (Florida)	No	BMO	Not Identified	$4,285,500
		A-11 (Non-Florida) and A-11 (Florida)	No	BMO	Not Identified	$19,285,500
		A-12-1 (Non-Florida) and A-12-1 (Florida)	No	—	BBCMS 2025-5C36	$16,000,000
		A-12-2 (Non-Florida) and A-12-2 (Florida)	No	UBS AG	Not Identified	$3,285,500
		B-1 (Non-Florida) and B-1 (Florida)	No	—	ILPT 2025-LPF2	$165,120,000
		B-2 (Non-Florida) and B-2 (Florida)	No	—	ILPT 2025-LPF2	$70,766,304
		B-3 (Non-Florida) and B-3 (Florida)	No	—	ILPT 2025-LPF2	$70,766,304
		B-4 (Non-Florida) and B-4 (Florida)	No	—	ILPT 2025-LPF2	$35,382,464
		B-5 (Non-Florida) and B-5 (Florida)	No	—	ILPT 2025-LPF2	$35,382,464
		B-6 (Non-Florida) and B-6 (Florida)	No	—	ILPT 2025-LPF2	$35,382,464

The Wharf	Outside Serviced	Note A-1-1	Yes	—	WHARF 2025-DC	$284,300,000
		Note A-1-2	No	—	WHARF 2025-DC	$170,580,000
		Note A-1-3	No	—	WHARF 2025-DC	$113,720,000
		Note A-2-1	No	—	WFCM 2025-5C5	$25,000,000
		Note A-2-2	No	—	Benchmark 2025-V16	$22,500,000
		Note A-2-3	No	MSMCH	Not Identified	$18,000,000
		Note A-3-1	No	—	WFCM 2025-5C5	$25,000,000
		Note A-3-2	No	—	Benchmark 2025-V16	$22,500,000
		Note A-3-3	No	MSMCH	Not Identified	$6,000,000
		Note A-4-1	No	WFB	Not Identified	$14,000,000
		Note A-4-2	No	—	BANK5 2025-5YR15	$4,000,000
		Note A-5-1-1	No	—	BANK5 2025-5YR15	$10,000,000
		Note A-5-1-2	No	WFB	Not Identified	$1,000,000
		Note A-5-2	No	MSMCH	Not Identified	$2,000,000
		Note B-1-1	No	—	WHARF 2025-DC	$153,200,000
		Note B-1-2	No	—	WHARF 2025-DC	$91,920,000
		Note B-1-3	No	—	WHARF 2025-DC	$61,280,000

The Wave	Outside Serviced	Note A-1	Yes	—	BBCMS 2025-5C34	$65,000,000
		Note A-2	No	—	Benchmark 2025-V16	$23,000,000

The Roosevelt New Orleans	Outside Serviced	Note A-1	Yes	—	BBCMS 2025-5C36	$40,000,000
		Note A-2	No	—	Benchmark 2025-V16	$20,000,000
		Note A-3	No	Barclays	Not Identified	$19,500,000
		Note A-4	No	Barclays	Not Identified	$5,000,000
		Note A-5-1	No	—	WFBNA 2025-5C5	$29,700,000
		Note A-5-2	No	WFB	Not Identified	$15,800,000

Poinciana Lakes Plaza	Outside Serviced	Note A-1	Yes	GSBI	Not Identified	$28,200,000
		Note A-2	No	—	Benchmark 2025-V16	$20,000,000

Shaw Park Plaza	Outside Serviced	Note A-1	Yes	3650 Capital SCF LOE I(A), LLC	Not Identified	$27,441,227
		Note A-2	No	—	Benchmark 2025-V16	$12,473,285
		Note A-3	No	—	BMO 2025-5C11	$9,978,628
		Note A-4	No	—	WFCM 2025-5C5	$4,989,314

Gateway Industrial Center	Outside Serviced	Note A-1	Yes	—	WFCM 2025-5C5	$28,250,000
		Note A-2	No	—	Benchmark 2025-V16	$10,000,000
		Note A-3	No	CREFI	Not Identified	$8,250,000
		Note A-4	No	—	WFCM 2025-5C5	$30,000,000
		Note A-5-1	No	AREF2	Not Identified	$8,000,000
		Note A-5-2	No	AREF2	Not Identified	$5,000,000
		Note A-5-3-1	No	AREF2	Not Identified	$2,250,000
		Note A-5-3-2	No	—	WFCM 2025-5C5	$1,250,000

The Link	Outside Serviced	Note A-1	Yes	—	Benchmark 2025-V14	$50,000,000
		Note A-2-1	No	—	Benchmark 2025-V15	$15,000,000
		Note A-2-2	No	—	BMO 2025-5C9	$10,000,000
		Note A-3	No	—	Benchmark 2025-V14	$20,000,000
		Note A-4-1	No	—	Benchmark 2025-V16	$10,000,000
		Note A-4-2	No	—	BBCMS 2025-5C36	$6,500,000
		Note A-4-3	No	DBRI	Not Identified	$3,500,000

347-363 Flushing Avenue	Outside Serviced	Note A-1	Yes	—	BMO 2025-5C11	$25,000,000
		Note A-2	No	—	WFCM 2025-5C5	$15,000,000
		Note A-3	No	—	Benchmark 2025-V16	$9,500,000
		Note A-4	No	—	BMO 2025-5C11	$10,000,000
		Note A-5	No	—	BMO 2025-5C11	$10,000,000
		Note A-6	No	—	BMO 2025-5C11	$5,500,000
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
12

COLLATERAL OVERVIEW (continued)
(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related whole loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such whole loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans,” “The Pooling and Servicing Agreement—Directing Holder” and “—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related whole loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(3)	Unless otherwise specified, with respect to each whole loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
(4)	Unless otherwise specified, with respect to each whole loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation.

“AREF2” means Argentic Real Estate Finance 2 LLC.

“BANA” means Bank of America, National Association.

“Barclays” means Barclays Capital Real Estate Inc.

“BMO” means Bank of Montreal.

“CREFI” means Citi Real Estate Funding Inc.

“DBRI” means DBR Investments Co. Limited.

“GSBI” means Goldman Sachs Bank USA.

“MSMCH” means Morgan Stanley Mortgage Capital Holdings LLC.

“UBS AG” means UBS AG, New York Branch.

“WFB” means Wells Fargo Bank, National Association.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
13

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
ILPT 2025 Portfolio(2)	CREFI, BMO	Various	Various	Various	$60,000,000	9.6%	ILPT 2022-LPF2
841-853 Broadway	CREFI	New York	New York	Mixed Use	$56,500,000	9.0%	MSC 2015-MS1
The Brixley at Carolina Forest	CREFI	Myrtle Beach	South Carolina	Multifamily	$20,700,000	3.3%	FNA 2017-M5
The Roosevelt New Orleans	Barclays	New Orleans	Louisiana	Hospitality	$20,000,000	3.2%	MSBAM 2015-C25, JPMBB 2015-C31
Courtyard Madeira Beach	Barclays	Madeira Beach	Florida	Hospitality	$17,250,000	2.8%	WFCM 2016-C35
YoHo Lofts and Nepperhan Plaza	CREFI	Yonkers	New York	Mixed Use	$10,300,000	1.6%	MSBAM 2015-C23
Gateway Industrial Center	CREFI	Detroit	Michigan	Industrial	$10,000,000	1.6%	BSPRT 2018-FL4
The Annie	CREFI	Cedar City	Utah	Multifamily	$8,500,000	1.4%	FNA 2021-M3
Wilshire Apartments	CREFI	Lake Charles	Louisiana	Multifamily	$7,140,000	1.1%	FREMF 2019-K87

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.
(2)	ILPT 2025 Portfolio is secured by 102 properties all of which were previously securitized in ILPT 2022-LPF2.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
14

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Mixed Use	6	$126,950,000	20.3%	3.10x	46.4%	19.0%
Retail/Office	4	106,650,000	17.1	3.41x	45.0%	20.6%
Industrial/Retail/Office	1	10,300,000	1.6	1.61x	51.8%	12.1%
Retail/Parking/Multifamily	1	10,000,000	1.6	1.30x	56.5%	9.0%
Multifamily	13	$119,377,780	19.1%	1.38x	64.3%	9.1%
Garden	6	58,940,000	9.4	1.30x	64.1%	9.3%
Mid Rise	3	30,400,000	4.9	1.31x	64.1%	8.4%
High Rise	4	30,037,780	4.8	1.59x	64.9%	9.4%
Retail	5	$86,064,068	13.8%	1.47x	65.5%	9.9%
Anchored	4	81,964,068	13.1	1.47x	65.9%	9.9%
Unanchored	1	4,100,000	0.7	1.39x	57.7%	9.7%
Industrial	77	$78,612,034	12.6%	1.83x	50.3%	11.1%
Warehouse/Distribution	72	59,312,552	9.5	1.84x	47.3%	10.9%
Warehouse	1	10,000,000	1.6	1.38x	69.4%	10.3%
Manufacturing	2	7,640,172	1.2	2.34x	50.2%	13.7%
Cold Storage	1	1,466,379	0.2	1.96x	43.8%	11.3%
Storage Yard	1	192,931	0.0	1.96x	43.8%	11.3%
Self Storage	7	$72,800,000	11.7%	1.34x	62.5%	8.4%
Office	9	$68,964,822	11.0%	2.02x	55.1%	13.9%
Suburban	5	50,423,285	8.1	1.80x	60.1%	13.5%
CBD	4	18,541,537	3.0	2.62x	41.5%	15.0%
Hospitality	5	$50,343,127	8.1%	1.93x	53.8%	15.5%
Full Service	2	22,027,898	3.5	1.94x	52.4%	15.5%
Select Service	1	17,250,000	2.8	1.60x	62.7%	14.2%
Limited Service	1	8,400,000	1.3	2.37x	42.9%	18.5%
Extended Stay	1	2,665,229	0.4	2.62x	41.5%	15.0%
Other	32	$15,901,453	2.5%	2.28x	42.7%	13.1%
Leased Fee	28	8,137,966	1.3	1.96x	43.8%	11.3%
Parking Garage	2	5,328,571	0.9	2.62x	41.5%	15.0%
Performing Arts Center	1	1,773,615	0.3	2.62x	41.5%	15.0%
Marina	1	661,302	0.1	2.62x	41.5%	15.0%
Manufactured Housing	3	$5,650,000	0.9%	1.42x	59.2%	10.1%
Total	157	$624,663,285	100.0%	1.93x	56.4%	12.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
15

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	11	$206,248,707	33.0%	$639,900,000	12.5%	$44,240,831	14.0%
New Jersey	7	$56,260,000	9.0%	$86,400,000	1.7%	$5,039,936	1.6%
Florida	11	$54,151,379	8.7%	$366,700,000	7.2%	$19,322,477	6.1%
California	3	$51,480,000	8.2%	$81,200,000	1.6%	$5,569,379	1.8%
District of Columbia	15	$45,000,000	7.2%	$1,700,400,000	33.3%	$108,102,894	34.3%
South Carolina	8	$29,837,586	4.8%	$278,760,000	5.5%	$16,164,615	5.1%
Louisiana	4	$27,829,741	4.5%	$271,970,000	5.3%	$22,466,661	7.1%
Michigan	3	$18,726,379	3.0%	$195,500,000	3.8%	$11,267,936	3.6%
Nevada	3	$15,524,310	2.5%	$69,700,000	1.4%	$3,832,868	1.2%
Missouri	3	$13,425,009	2.1%	$110,000,000	2.2%	$9,053,800	2.9%
Virginia	1	$12,200,000	2.0%	$16,400,000	0.3%	$968,617	0.3%
Texas	2	$10,918,103	1.7%	$39,400,000	0.8%	$2,424,037	0.8%
Hawaii	35	$10,712,793	1.7%	$309,310,000	6.1%	$10,325,097	3.3%
Pennsylvania	1	$10,600,000	1.7%	$19,100,000	0.4%	$963,279	0.3%
Connecticut	3	$10,551,897	1.7%	$210,770,000	4.1%	$16,552,303	5.2%
Utah	3	$9,614,138	1.5%	$45,700,000	0.9%	$1,123,488	0.4%
Washington	1	$8,700,000	1.4%	$13,900,000	0.3%	$796,744	0.3%
Ohio	6	$5,268,621	0.8%	$137,800,000	2.7%	$9,174,287	2.9%
Colorado	6	$4,757,069	0.8%	$129,500,000	2.5%	$7,860,841	2.5%
Alabama	4	$4,363,377	0.7%	$66,650,000	1.3%	$4,113,903	1.3%
Georgia	2	$4,127,241	0.7%	$11,100,000	0.2%	$599,660	0.2%
Tennessee	1	$3,727,226	0.6%	$6,300,000	0.1%	$381,890	0.1%
Oklahoma	3	$1,481,948	0.2%	$39,700,000	0.8%	$2,713,996	0.9%
Indiana	2	$1,391,121	0.2%	$40,900,000	0.8%	$64,004	0.0%
Arizona	1	$1,236,724	0.2%	$41,800,000	0.8%	$1,434,312	0.5%
Iowa	2	$998,276	0.2%	$27,170,000	0.5%	$1,885,421	0.6%
Maryland	1	$929,483	0.1%	$25,300,000	0.5%	$1,400,518	0.4%
Nebraska	2	$923,276	0.1%	$25,130,000	0.5%	$1,659,612	0.5%
Kentucky	2	$922,241	0.1%	$25,100,000	0.5%	$1,606,815	0.5%
South Dakota	1	$845,690	0.1%	$23,020,000	0.5%	$1,409,790	0.4%
Illinois	4	$716,379	0.1%	$19,000,000	0.4%	$1,449,403	0.5%
Arkansas	1	$282,931	0.0%	$7,700,000	0.2%	$461,645	0.1%
Idaho	1	$249,828	0.0%	$6,800,000	0.1%	$446,591	0.1%
North Carolina	1	$249,828	0.0%	$8,050,000	0.2%	($36,439)	0.0%
North Dakota	1	$166,810	0.0%	$4,300,000	0.1%	$328,922	0.1%
Kansas	1	$130,862	0.0%	$3,550,000	0.1%	$268,164	0.1%
Minnesota	1	$114,310	0.0%	$3,100,000	0.1%	$184,185	0.1%
Total	157	$624,663,285	100.0%	$5,107,080,000	100.0%	$315,622,479	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
16

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,100,000 - 9,999,999	7	$51,990,000	8.3%
10,000,000 - 19,999,999	13	174,973,285	28.0
20,000,000 - 29,999,999	5	105,700,000	16.9
30,000,000 - 39,999,999	1	35,000,000	5.6
40,000,000 - 49,999,999	2	85,500,000	13.7
50,000,000 - 60,000,000	3	171,500,000	27.5
Total	31	$624,663,285	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.21 - 1.49	18	$309,390,000	49.5%
1.50 - 1.99	8	168,723,285	27.0
2.00 - 2.49	3	45,050,000	7.2
2.50 - 4.97	2	101,500,000	16.2
Total	31	$624,663,285	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$612,190,000	98.0%
Amortizing Balloon	1	12,473,285	2.0
Total	31	$624,663,285	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	15	$328,173,285	52.5%
Springing	12	180,390,000	28.9
Soft	2	60,500,000	9.7
Hard (Office and Retail); Soft (Remaining Collateral)	1	45,000,000	7.2
None	1	10,600,000	1.7
Total	31	$624,663,285	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.5 - 39.9	1	$56,500,000	9.0%
40.0 - 49.9	3	113,400,000	18.2
50.0 - 59.9	9	107,300,000	17.2
60.0 - 69.9	17	324,463,285	51.9
70.0 - 72.0	1	23,000,000	3.7
Total	31	$624,663,285	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.5 - 39.9	1	$56,500,000	9.0%
40.0 - 49.9	3	113,400,000	18.2
50.0 - 59.9	9	107,300,000	17.2
60.0 - 69.9	17	324,463,285	51.9
70.0 - 72.0	1	23,000,000	3.7
Total	31	$624,663,285	100.0%
(1)	See footnotes (1), (3), and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	25	$521,673,285	83.5%
Acquisition	4	44,490,000	7.1
Recapitalization/Acquisition	1	40,500,000	6.5
Recapitalization	1	18,000,000	2.9
Total	31	$624,663,285	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.2700 - 5.9999	7	$261,000,000	41.8%
6.0000 - 6.4999	4	58,050,000	9.3
6.5000 - 6.9999	13	229,373,285	36.7
7.0000 - 7.4999	5	42,290,000	6.8
7.5000 - 7.8700	2	33,950,000	5.4
Total	31	$624,663,285	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
17

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.7 - 8.9	7	$145,200,000	23.2%
9.0 - 9.9	8	141,400,000	22.6
10.0 - 10.9	4	44,790,000	7.2
11.0 - 11.9	1	60,000,000	9.6
12.0 - 12.9	3	45,650,000	7.3
13.0 - 13.9	2	22,473,285	3.6
14.0 - 28.9	6	165,150,000	26.4
Total	31	$624,663,285	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.6 - 8.9	8	$155,200,000	24.8%
9.0 - 9.9	8	138,540,000	22.2
10.0 - 10.9	4	97,650,000	15.6
11.0 - 11.9	2	27,000,000	4.3
12.0 - 12.9	5	76,373,285	12.2
13.0 - 13.9	1	20,000,000	3.2
14.0 - 27.8	3	109,900,000	17.6
Total	31	$624,663,285	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	30	$614,663,285	98.4%
61	1	10,000,000	1.6
Total	31	$624,663,285	100.0%

(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
52 - 53	1	$16,700,000	2.7%
54 - 58	12	227,623,285	36.4
59 - 60	18	380,340,000	60.9
Total	31	$624,663,285	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$612,190,000	98.0%
360	1	12,473,285	2.0
Total	31	$624,663,285	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$612,190,000	98.0%
357	1	12,473,285	2.0
Total	31	$624,663,285	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	25	$463,590,000	74.2%
Yield Maintenance	4	103,600,000	16.6
Yield Maintenance or Defeasance	2	57,473,285	9.2
Total	31	$624,663,285	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	26	$469,190,000	75.1%
Real Estate Tax	26	$431,663,285	69.1%
Insurance	14	$161,240,000	25.8%
TI/LC(2)	8	$108,500,000	27.9%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties or multifamily properties with commercial tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW

Allocation Between

Combined VRR Interest

and Non-Vertically

Retained
Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date will be (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®, and (ii) be allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates: to interest on the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (i) above, then (iii) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (ii) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR and Class G-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: to reimburse the Class A-1, Class A-2 and Class A-3 certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
19

STRUCTURAL OVERVIEW (continued)
6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
7.	After the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest at the related pass-through rate) any unreimbursed losses to the Class D, Class E-RR, Class F-RR and Class G-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.
Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G-RR certificates; second, to the Class F-RR certificates; third, to the Class E-RR certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Non-Vertically Retained Principal Balance Certificates.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds (as defined in the Preliminary Prospectus) for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class E-RR, Class F-RR and Class G-RR certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) comprised of the Class A-1, Class A-2, Class A-3, and Class X-A certificates, (ii) the group (the “YM Group A-S/B/C”) comprised of the Class X-B, Class A-S, Class B, and Class C certificates, and (iii) the group (the “YM Group D” and, collectively with the YM Group A and the YM Group A-S/B/C, the “YM Groups”) comprised of the Class X-D and Class D certificates, pro rata based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to the subject class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) except in the case of any YM Group comprised solely of a single class of Non-Vertically Retained Principal Balance Certificates (for which the value of this clause (Y) is one (1)), the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and the subject class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates, if any, in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
20

STRUCTURAL OVERVIEW (continued)

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to the holders of the Class E-RR, Class F-RR and Class G-RR certificates as provided in the Benchmark 2025-V16 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Advances	The master servicer and, if it fails to do so, the back-up advancing agent (which will initially be the certificate administrator), will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2025-V16 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the back-up advancing agent will each be entitled to receive interest on advances they make at the prime rate (and, solely with respect to the master servicer, subject to a floor rate of 2.0% per annum), compounded annually.

Serviced Mortgage

Loans/Outside Serviced	Mortgage Loans One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Overview—Whole Loan Summary” above), the Benchmark 2025-V16 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the Benchmark 2025-V16 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2025-V16 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2025-V16 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class G-RR certificates, then, to the Class F-RR certificates, then, to the Class E-RR certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
21

STRUCTURAL OVERVIEW (continued)

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class G-RR, Class F-RR, Class E-RR, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2 and Class A-3, certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan, became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of any Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below) (or for purposes of determining an Operating Advisor Consultation Trigger Event, the HRR Certificates), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any mortgage loan (1) that became a corrected loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
Directing Holder	The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the Benchmark 2025-V16 pooling and servicing agreement will be:
●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iii) during any period that a control termination event has occurred and is continuing, the Controlling Class Representative; and
●	with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or a serviced whole loan with a controlling subordinate companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the controlling class representative, the holder of the related controlling note (during any such period, the “outside controlling note holder”), provided, that with respect to any serviced whole loan, the rights of the Directing Holder will be subject to and may be limited by the terms and provisions of any related co-lender agreement.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
22

STRUCTURAL OVERVIEW (continued)

representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class E-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class E-RR, Class F-RR and Class G-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, CMBS 4 Sub 8, LLC, a Delaware limited liability company, or its affiliate, is expected to (i) purchase the HRR Certificates, and (ii) appoint itself or an affiliate as the initial Controlling Class Representative. CMBS 4 Sub 8, LLC or an affiliate may purchase additional Certificates.

Control Termination

Event	A “Control Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

Control/Consultation

Rights	With respect to any serviced loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2025-V16 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2025-V16 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan, and (ii) any serviced outside controlled whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the Benchmark 2025-V16 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Retention
Consultation Party	The “risk retention consultation party”, with respect to any serviced mortgage loan or, if applicable, serviced whole loan will be the party selected by Citi Real Estate Funding Inc. The risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, the risk retention consultation party will not have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc. is expected to be appointed as the initial risk retention consultation party.

With respect to the risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which the risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2025-V16 pooling and servicing agreement.

Except in the case of a serviced outside controlled whole loan, and solely if a Control Termination Event has occurred and is continuing, the special servicer under the Benchmark 2025-V16 pooling and servicing agreement may be terminated and replaced pursuant to a vote of applicable certificateholders, with or without cause, in accordance with the procedures described under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Following a Control Termination Event” in the Preliminary Prospectus, upon the affirmative vote of (a) the holders of Certificates evidencing at least 66-2/3% of the voting rights allocable to the Certificates of those holders that voted on such matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) or (b) the holders of Non-Reduced Certificates entitled to vote on the matter evidencing more than 50% of the voting rights allocable to each class of such Non-Reduced Certificates.

At any time, the special servicer under the Benchmark 2025-V16 pooling and servicing agreement may be terminated and replaced with respect to all the serviced loans, if (i) the operating advisor (A) determines, in its sole discretion exercised in good faith, that the special servicer has failed to comply with the Servicing Standard and a replacement of the special servicer would be in the best interest of the holders of the Certificates (as a collective whole), and (B) recommends the replacement of the special servicer with respect to such serviced loans, and (ii) the holders of Certificates evidencing at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) affirmatively vote to remove the special servicer in such capacity in accordance with the procedures set forth under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Based on the Recommendation of the Operating Advisor” in the Preliminary Prospectus.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the Benchmark 2025-V16 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders or beneficial owners of Certificates evidencing at least 20% of the aggregate outstanding principal balance of all the Principal Balance Certificates, with such quorum including at least three Certificateholders or Certificate Owners that are not Risk Retention Affiliated with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2025-V16 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2025-V16 pooling and servicing agreement.

Voting Rights	At all times during the term of the Benchmark 2025-V16 pooling and servicing agreement, the voting rights for the Certificates will be allocated among the respective classes of holders thereof in the following percentages:
(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and
(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of Certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within three months of the maturity default, but the special servicer may collect from the related borrower and retain (x) a liquidation fee or workout fee, as applicable, and (y) such other fees as are provided for in the related loan documents.

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:
●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;
●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2025-V16 pooling and servicing agreement;
●	reviewing for accuracy certain calculations made by the special servicer;
●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2025-V16 pooling and servicing agreement and identifying any material deviations therefrom;
●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the holders of the Certificates (as a collective whole); and
●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2025-V16 pooling and servicing agreement) in respect of the applicable serviced loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2025-V16 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
26

STRUCTURAL OVERVIEW (continued)

allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 30% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of the holders of Certificates evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2025-V16 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2025-V16 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than the holder of the Class VRR certificates) wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than the holder of the Class VRR certificates) does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other holder or beneficial owner of Certificates may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other holder or beneficial owner of Certificates may deliver, within the time frame provided in the Benchmark 2025-V16 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request in connection with a mortgage loan, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2025-V16 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
27

STRUCTURAL OVERVIEW (continued)
Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this securitization transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as a combination of (i) an “eligible vertical interest” in the form of the Combined VRR Interest and (ii) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through the purchase by a third-party purchaser (directly or through one or more majority-owned affiliates) of the HRR Certificates. Citi Real Estate Funding Inc. is expected to satisfy the remaining risk retention obligation through its acquisition, on the closing date for this securitization transaction, and retention (directly or through one or more majority owned affiliates) of the Combined VRR Interest. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus.

The Combined VRR

Interest Prepayment

Premiums and Yield

Maintenance Charges.	On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction

Amounts	On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2025-V16 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2025-V16 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the Benchmark 2025-V16 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class R certificates) for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
28

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
29

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
30

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
31

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%
Mortgage Loan Information		Property Information
Loan Sellers:	CREFI, BMO	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(5):	Various – Various
Borrower Sponsor(s):	Industrial Logistics Properties Trust	Collateral:	Various
Borrower(s)(1):	Various	Location(5):	Various, Various
Original Balance(2):	$60,000,000	Year Built / Renovated(5):	Various / Various
Cut-off Date Balance(2):	$60,000,000	Property Management:	The RMR Group LLC
% by Initial UPB:	9.6%	Size:	18,271,519 SF
Interest Rate(3):	5.37574485896279%	Appraised Value / Per SF(6):	$1,706,541,600 / $93
Note Date:	June 26, 2025	Appraisal Date(6):	Various
Original Term:	60 months	Occupancy:	82.9% (Various)
Amortization:	Interest Only	UW Economic Occupancy:	82.9%
Original Amortization:	NAP	Underwritten NOI:	$84,349,369
Interest Only Period:	60 months	Underwritten NCF:	$79,902,305
First Payment Date:	August 9, 2025
Maturity Date:	July 9, 2030	Historical NOI
Additional Debt Type(2):	Pari Passu / B-Notes	Most Recent NOI	$79,941,604 (TTM April 30, 2025)
Additional Debt Balance(2):	$687,200,000 / $412,800,000	2024 NOI:	$80,362,857
Call Protection:	YM0.5(53),O(7)	2023 NOI:	$82,653,662
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$76,907,027

Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF:	$41	$63
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF:	$41	$63
Replacement Reserves:	$0	Springing	NAP	Cut-off Date LTV(6):	43.8%	68.0%
TI / LC:	$0	Springing	NAP	Maturity Date LTV(6):	43.8%	68.0%
Unfunded Obligations:	$2,476,942	$0	NAP	UW NOI DY:	11.3%	7.3%
Ground Lease:	$0	Springing	NAP	UW NCF DSCR:	1.96x	1.06x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Notes(2)	$747,200,000	59.8%	Existing Debt	$1,224,370,000	97.9%
Subordinate Debt(2)	412,800,000	33.0	Closing Costs(7)	23,508,992	1.9
Borrower Sponsor Equity	90,355,934	7.2	Upfront Reserves	2,476,942	0.2
Total Sources	$1,250,355,934	100.0%	Total Uses	$1,250,355,934	100.0%
(1)	The borrowers are 101 special-purpose bankruptcy-remote Delaware limited liability companies, each of which is an affiliate of the Borrower Sponsor (as defined below).
(2)	The ILPT 2025 Portfolio Mortgage Loan (as defined below) is part of the ILPT 2025 Portfolio Whole Loan (as defined below), which is comprised of 30 pari passu senior promissory notes and 12 junior promissory notes, with an aggregate original principal balance and Cut-off Date Balance of $1,160,000,000. The Financial Information in the chart above under the heading “Senior Loan” is based solely on the aggregate outstanding principal balance as of the Cut-off Date of the ILPT 2025 Portfolio Senior Loan (as defined below) and the Financial Information in the chart above under the heading “Whole Loan” is based on the aggregate outstanding principal balance as of the Cut-off Date of the ILPT 2025 Portfolio Whole Loan.
(3)	Interest Rate represents the weighted average interest rate of the ILPT 2025 Portfolio Senior Loan. The junior notes bear interest at the weighted average interest rate of 8.2510509729845% per annum. The weighted average interest rate of the ILPT 2025 Portfolio Whole Loan is 6.39895724160776% per annum. See the definition of “Weighted Average Interest Rate” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus. The Interest Rate of the ILPT 2025 Portfolio Whole Loan may change if any of the individual mortgaged properties securing the ILPT 2025 Portfolio Whole Loan is released and any portion of any of the ILPT 2025 Portfolio Whole Loan components is paid down in accordance with the ILPT 2025 Portfolio Whole Loan documents. See “Release of Collateral” below for additional information related to permitted partial releases.
(4)	See “Initial and Ongoing Reserves” below.
(5)	See “Portfolio Summary (Top 20 Properties)” for an overview of the top 20 ILPT 2025 Portfolio Properties (as defined below).
(6)	The ILPT 2025 Portfolio Properties had a portfolio appraised value of $1,706,541,600, as of April 10, 2025, which is inclusive of an approximately 2.0% portfolio premium and reflects the “as-is” value of the properties as a whole if sold in their entirety to a single buyer. Based on the aggregate “as-is” appraised values of the individual ILPT 2025 Portfolio Properties (exclusive of the portfolio premium) of $1,673,080,000, the Cut-off Date LTV and the Maturity Date LTV for the ILPT 2025 Portfolio Senior Loan are both equal to 44.7% and for the ILPT 2025 Portfolio Whole Loan are both equal to 69.3%. The individual appraisals were completed on various dates between April 3, 2025 and April 10, 2025.
(7)	Closing costs include origination fees and legal costs, among other expenses.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
32

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The Loan. The ILPT 2025 Portfolio Mortgage Loan is part of a whole loan with an aggregate outstanding balance of $1,160,000,000 (the “ILPT 2025 Portfolio Whole Loan”) comprised of (i) 30 pari passu senior notes with an aggregate outstanding balance of $747,200,000 (collectively the “ILPT 2025 Portfolio Senior Notes”), which collectively evidence the senior portion of the ILPT 2025 Portfolio Whole Loan (the “ILPT 2025 Portfolio Senior Loan”), and (ii) 12 junior notes with an aggregate outstanding balance of $412,800,000 (collectively, the “ILPT 2025 Portfolio Junior Notes”). Among the ILPT 2025 Portfolio Senior Notes are the non-controlling Notes A-7-1 (Non-Florida), A-7-1 (Florida), A-10-1 (Non-Florida), and A-10-1 (Florida), with an aggregate initial principal balance of $60,000,000 (the “ILPT 2025 Portfolio Mortgage Loan”), which evidence the ILPT 2025 Portfolio Mortgage Loan and will be contributed to the Benchmark 2025-V16 securitization trust. The ILPT 2025 Portfolio Junior Notes are generally subordinate in right of payment to the ILPT 2025 Portfolio Senior Notes. The ILPT 2025 Portfolio Whole Loan was co-originated by Citi Real Estate Funding Inc. (“CREFI”), Bank of America, N.A. (“BANA”), Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), Bank of Montreal (“BMO”), Royal Bank of Canada (“RBC”) and UBS AG New York Branch (“UBS AG”) on June 26, 2025. The ILPT 2025 Portfolio Whole Loan is secured by first mortgage liens on the borrowers’ fee simple (traditional and leased fee) or leasehold interests in 102 primarily industrial properties (excluding, with respect to one such property, certain non-collateral improvements owned by a municipality and leased to a tenant at such property pursuant to a payment in lieu of tax (“PILOT”) lease) (such properties, excluding such non-collateral improvements, collectively, the “ILPT 2025 Portfolio Properties” or the “Properties”, and each individually, a “ILPT 2025 Portfolio Property” or “Property”). The ILPT 2025 Portfolio Whole Loan documents reflect 101 properties as the ILPT 2025 Portfolio Properties identified on Annex A to the Preliminary Prospectus as 91-210 Olai and 91-95 Hanua, which are referred to collectively in the Mortgage Loan documents as “91-210 Olai Street and 91-95 Hanua Street” (together, the “ILPT 2025 Portfolio Combined Property”) and constitute two separate buildings with one legal description. The ILPT 2025 Portfolio Combined Property has one title commitment, allocated loan amount (which is the sum of the allocated loan amount for each property that constitutes the ILPT 2025 Portfolio Combined Property) and security instrument and is treated as a single property for purposes of the ILPT 2025 Portfolio Whole Loan documents (including for purposes of the release provisions therein). Accordingly, for purposes of any disclosure herein and the Preliminary Prospectus regarding the terms of the ILPT 2025 Portfolio Whole Loan documents, the ILPT 2025 Portfolio Combined Property constitutes a single separate individual Property. However, the lender’s underwriting and charts used herein and on Annex A to the Preliminary Prospectus and in the Preliminary Prospectus treat 91-210 Olai and 91-95 Hanua as separate ILPT 2025 Portfolio Properties and reflect 102 ILPT 2025 Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
33

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The promissory notes comprising the ILPT 2025 Portfolio Whole Loan are summarized in the below table. The relationship between the holders of the ILPT 2025 Portfolio Whole Loan is governed by a co-lender agreement. The ILPT 2025 Portfolio Whole Loan will be serviced pursuant to the trust and servicing agreement for the ILPT 2025-LPF2 securitization. See “Description of the Mortgage Pool—The Whole Loans—The ILPT 2025 Portfolio Pari Passu—AB Whole Loan” and “The Pooling and Servicing Agreement-Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

ILPT 2025 Portfolio Whole Loan Summary
Notes(1)	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1 (Non-Florida) and A-1 (Florida)	$208,880,000	$208,880,000	ILPT 2025-LPF2	Yes
A-2 (Non-Florida) and A-2 (Florida)	$89,520,747	$89,520,747	ILPT 2025-LPF2	No
A-3 (Non-Florida) and A-3 (Florida)	$89,520,747	$89,520,747	ILPT 2025-LPF2	No
A-4 (Non-Florida) and A-4 (Florida)	$44,759,502	$44,759,502	ILPT 2025-LPF2	No
A-5 (Non-Florida) and A-5 (Florida)	$44,759,502	$44,759,502	ILPT 2025-LPF2	No
A-6 (Non-Florida) and A-6 (Florida)	$44,759,502	$44,759,502	ILPT 2025-LPF2	No
A-7-1 (Non-Florida) and A-7-1 (Florida)	$45,000,000	$45,000,000	BMARK 2025-V16	No
A-7-2(Non-Florida) and A-7-2 (Florida)	$45,000,000	$45,000,000	BBCMS 2025-5C36	No
A-8 (Non-Florida) and A-8 (Florida)(2)	$38,571,750	$38,571,750	BANA	No
A-9 (Non-Florida) and A-9 (Florida)(2)	$38,571,750	$38,571,750	MSMCH	No
A-10-1 (Non-Florida) and A-10-1 (Florida)	$15,000,000	$15,000,000	BMARK 2025-V16	No
A-10-2 (Non-Florida) and A-10-2 (Florida)	$4,285,500	$4,285,500	BMO	No
A-11 (Non-Florida) and A-11 (Florida)(2)	$19,285,500	$19,285,500	BMO	No
A-12-1 (Non-Florida) and A-12-1 (Florida)	$16,000,000	$16,000,000	BBCMS 2025-5C36	No
A-12-2 (Non-Florida) and A-12-2 (Florida)(2)	$3,285,500	$3,285,500	UBS AG	No
Total Senior Notes	$747,200,000	$747,200,000
B-1 (Non-Florida) and B-1 (Florida)(3)	$165,120,000	$165,120,000	ILPT 2025-LPF2	No
B-2 (Non-Florida) and B-2 (Florida)(3)	$70,766,304	$70,766,304	ILPT 2025-LPF2	No
B-3 (Non-Florida) and B-3 (Florida)(3)	$70,766,304	$70,766,304	ILPT 2025-LPF2	No
B-4 (Non-Florida) and B-4 (Florida)(3)	$35,382,464	$35,382,464	ILPT 2025-LPF2	No
B-5 (Non-Florida) and B-5 (Florida)(3)	$35,382,464	$35,382,464	ILPT 2025-LPF2	No
B-6 (Non-Florida) and B-6 (Florida)(3)	$35,382,464	$35,382,464	ILPT 2025-LPF2	No
Total Junior Notes	$412,800,000	$412,800,000
Whole Loan	$1,160,000,000	$1,160,000,000
(1)	The Florida notes are secured solely by mortgages on the Properties located in Florida, and the Non-Florida notes are secured solely by mortgages on the Properties located outside of Florida; provided, that all of the borrowers (including the Florida borrowers) delivered to the lender a guaranty (the “Guaranty (Florida Notes)”) of the borrowers’ obligations to pay the outstanding principal balance of, and other amounts due and owing on, each note (including the Non-Florida notes and the Florida notes), and the other ILPT 2025 Portfolio Whole Loan documents, and the Guaranty (Florida Notes) is secured by both the Florida mortgages and Non-Florida mortgages.
(2)	Expected to be contributed to one or more future securitizations.
(3)	The ILPT 2025 Portfolio Junior Notes will be generally subordinate in right of payment to the ILPT 2025 Portfolio Senior Notes.

The Properties. The ILPT 2025 Portfolio Properties consist of 102 primarily industrial Properties totaling approximately 18.3 million SF across 30 states. The ILPT 2025 Portfolio Properties are located across 53 individual markets with the largest concentrations (by underwritten net operating income (“UW NOI”)) in Honolulu (35 Properties; 12.2% of UW NOI), Charleston (4 Properties; 8.2% of UW NOI) and Charlotte (2 Properties; 7.9% of UW NOI).

Of the 35 Properties located in Honolulu (“ILPT Honolulu Properties”), 28 are leased fee properties (“ILPT Leased Fee Properties”) as to which the related borrower owns the fee interest in the land and ground leases it to a tenant which owns the applicable improvements. The ILPT Honolulu Properties are located across approximately 142 acres of land in the southwestern quadrants of Oahu with proximity to Honolulu’s central business district and the H-1 Freeway. The ILPT Honolulu Properties are located in the Ewa Taxation District, which is the largest district on the island and includes a significant amount of housing for the island’s population.

The Properties are located across 30 states, with the largest state concentrations (based on UW NOI) in South Carolina (7 Properties; 17.3% of UW NOI), Florida (8 Properties; 13.1% of UW NOI), Hawaii (35 Properties; 12.2% of UW NOI), and Ohio (6 Properties; 10.9% of UW NOI). No single Property contributes more than 6.5% of UW NOI.

Based on the underwritten rent roll dated May 1, 2025, the ILPT 2025 Portfolio Properties were 82.9% leased, with a weighted average remaining lease term based on underwritten base rent (“UW Base Rent”) of 5.2 years and no more than 23.1% of the Portfolio NRA expiring during any single year throughout the term of the ILPT 2025 Portfolio Whole Loan. Excluding the largest tenant (by UW Base

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
34

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

Rent) FedEx, which accounts for 16.5% of Portfolio NRA and 29.5% of UW Base Rent, no other tenant accounts for more than 5.2% of Portfolio NRA or 6.1% of UW Base Rent.

Excluding the ILPT Leased Fee Properties, the ILPT 2025 Portfolio Properties have a weighted average (based on NRA) year built of 2004, average Property size of 171,701 SF and weighted average clear heights of approximately 29.0 feet.

Approximately 35.5% of Portfolio NRA is leased to investment grade rated tenants, with seven of the top 20 tenants in the Portfolio (or their respective parent companies) by UW Base Rent being investment-grade rated, including, but not limited to, FedEx (16.5% of Portfolio NRA; 29.5% of UW Base Rent; rated Baa2/BBB/NR by Moody’s/S&P/Fitch), Exel Inc. (5.2% of Portfolio NRA; 5.8% of UW Base Rent; rated A2/NR/A- by Moody’s/S&P/Fitch) and Mercedes Benz US International, Inc. (2.9% of Portfolio NRA; 3.7% of UW Base Rent; rated A2/A/A by Moody’s/S&P/Fitch).

The ILPT 2025 Portfolio Properties consist of the following property sub-types: warehouse/distribution (87.2% of UW NOI), leased fee (7.5% of UW NOI), cold storage (2.8% of UW NOI), manufacturing (2.0% of UW NOI) and storage yard (0.4% of UW NOI).

The table below presents certain approximate information regarding the top 20 Properties (by allocated loan amount).

Portfolio Summary (Top 20 Properties)
Property Name	City, State	Property Sub-Type	NRA	% of Portfolio NRA	Leased %	Wtd. Avg. Remaining Lease Term (Yrs)(1)	UW NOI ($MM)	% of Portfolio UW NOI	Year Built(2)
996 Paragon Way	Rock Hill, SC	Warehouse/Distribution	945,023	5.2%	100.0%	4.1	$5.5	6.5%	2014
91-399 Kauhi	Kapolei, HI	Leased Fee	2,237,547	12.2%	0.5%	0.6	-$0.6	-0.8%	NAP
11224 Will Walker Road	Vance, AL	Warehouse/Distribution	529,568	2.9%	100.0%	6.3	$3.3	4.0%	2021
10450 Doral Boulevard	Doral, FL	Warehouse/Distribution	240,283	1.3%	100.0%	2.9	$2.3	2.8%	1996
1580, 1590 & 1600 Williams Road	Columbus, OH	Warehouse/Distribution	759,950	4.2%	100.0%	0.8	$3.3	3.9%	1992
32150 Just Imagine Drive	Avon, OH	Warehouse/Distribution	644,850	3.5%	100.0%	5.8	$2.9	3.4%	1995
6850 Weber Boulevard	Charleston, SC	Warehouse/Distribution	265,318	1.5%	100.0%	7.9	$2.6	3.1%	2018
1341 N. Clyde Morris Blvd.	Daytona Beach, FL	Warehouse/Distribution	399,440	2.2%	100.0%	7.6	$2.3	2.7%	2018
27200 SW 127th Avenue	Homestead, FL	Warehouse/Distribution	237,756	1.3%	100.0%	6.6	$2.0	2.4%	2017
7410 Magi Road	Hanahan, SC	Warehouse/Distribution	302,400	1.7%	100.0%	5.9	$2.3	2.7%	2003
2375 East Newlands Road	Fernley, NV	Warehouse/Distribution	337,500	1.8%	100.0%	9.8	$2.0	2.4%	2007
3800 Midlink Drive	Kalamazoo, MI	Cold Storage	158,497	0.9%	100.0%	4.0	$2.4	2.8%	2014
13509 Waterworks Street	Jacksonville, FL	Warehouse/Distribution	304,859	1.7%	100.0%	4.4	$1.9	2.2%	2014
13400 East 39th Avenue and 3800 Wheeling Street	Denver, CO	Warehouse/Distribution	393,971	2.2%	100.0%	10.0	$2.6	3.1%	1974
91-141 Kalaeloa	Kapolei, HI	Leased Fee	910,491	5.0%	100.0%	4.4	$1.8	2.1%	NAP
9860 West Buckeye Road	Tolleson, AZ	Warehouse/Distribution	288,045	1.6%	100.0%	1.7	$1.4	1.7%	2002
125 North Troy Hill Road	Colorado Springs, CO	Warehouse/Distribution	225,198	1.2%	100.0%	5.5	$2.0	2.3%	2015
11900 Trolley Lane	Beltsville, MD	Warehouse/Distribution	148,881	0.8%	100.0%	3.0	$1.4	1.7%	2000
11501 Wilkinson Drive	El Paso, TX	Warehouse/Distribution	144,199	0.8%	100.0%	3.1	$1.4	1.7%	2005
2300 North 33rd Avenue East	Newton, IA	Manufacturing	337,960	1.8%	100.0%	7.5	$1.7	2.0%	2008
Subtotal / Wtd. Avg. - Top 20			9,811,736	53.7%	77.3%	5.3	$44.5	52.8%	2006
Subtotal / Wtd. Avg. - Other 82 Properties			8,459,783	46.3%	89.3%	5.1	$39.8	47.2%	2003
Total / Wtd. Avg.			18,271,519	100.0%	82.9%	5.2	$84.3	100.0%	2004
Total / Wtd. Avg. - Excluding Leased Fee			12,705,897	69.5%	92.9%	5.0	$78.0	92.5%	2004
(1)	Weighted based on UW Base Rent.
(2)	Weighted based on NRA.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
35

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

Major Tenants. The three largest tenants based on underwritten base rent are FedEx, American Tire Distributors, Inc. (“ATD”) and Exel Inc.

FedEx (Baa2/BBB/NR by Moody’s/S&P/Fitch; 3,009,412 square feet; 16.5% of net rentable area; 29.5% of underwritten base rent) (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services. With annual revenue of $88 billion, FedEx offers integrated business solutions utilizing its global network.

ATD (722,267 square feet; 4.0% of net rentable area; 6.1% of underwritten base rent) is a leading automotive aftermarket digital distribution platform with the industry’s largest national distribution network of more than 115 distribution centers spanning over 20 million SF of space. ATD serves more than 60,000 automotive retailers across the United States. In October 2024, ATD commenced a Chapter 11 bankruptcy proceeding. In February 2025, the bankruptcy court approved the sale of ATD’s business to an entity formed by its pre-bankruptcy lenders. The sale closed on February 28, 2025 and each of the leases related to the five properties that serve as collateral for the ILPT 2025 Portfolio Whole Loan were later assigned by the seller to the purchaser. All rental obligations have been assumed by the purchaser, which is not in bankruptcy. The purchaser is continuing to operate the business under the “American Tire Distributors, Inc.” name. According to the Borrower Sponsor, ATD has been a long term tenant within the ILPT 2025 Portfolio Properties since 2012.

Exel Inc.(945,023 square feet; 5.2% of net rentable area; 5.8% of underwritten base rent) (NASDAQ: MCRB) is part of the supply chain division of Deutsche Post DHL, a global leader in international express, overland transport and air freight. Exel is a contract logistics provider in the Americas with over 40,000 employees at more than 500 sites throughout the U.S., Canada, and Latin America.

The following table presents certain information relating to the tenants at the ILPT 2025 Portfolio Properties:

Tenant Summary
Tenant	Credit Rating (Moody’s/S&P/Fitch)(1)	Property Count	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	% of Annual U/W Base Rent (2)	U/W Base Rent PSF(2)	Wtd. Avg. Lease Expiration Date(3)(4)	Term. Option (Y/N)	Renewal Options
FedEx(5)	Baa2/BBB/NR	28	3,009,412	16.5%	$26,501,047	29.5%	$8.81	Apr-30	N	Various(5)
Exel Inc.	A2/NR/A-	1	945,023	5.2%	$5,197,627	5.8%	$5.50	Aug-29	N	1 x 5 yr
Par Hawaii Refining, LLC	NR/NR/NR	1	910,491	5.0%	$1,875,611	2.1%	$2.06	Dec-29	N	4 x 5 yr
ODW Logistics, Inc.	NR/NR/NR	1	759,950	4.2%	$3,389,377	3.8%	$4.46	May-26	N	N
American Tire Distributors, Inc.(6)	NR/NR/NR	5	722,267	4.0%	$5,475,732	6.1%	$7.58	Jun-32	N	Various(6)
Shurtape Technologies, LLC	NR/NR/NR	1	644,850	3.5%	$3,030,795	3.4%	$4.70	May-31	N	2 x 5 yr
Mercedes Benz US International, Inc.	A2/A/A	1	529,568	2.9%	$3,299,209	3.7%	$6.23	Nov-31	N	2 x 5 yr
Refresco Beverages US Inc.	NR/NR/NR	2	421,350	2.3%	$2,248,769	2.5%	$5.34	Mar-30	N	3 x 5 yr
B Braun Melsungen Aktiengesellschaft	NR/NR/NR	1	399,440	2.2%	$2,312,758	2.6%	$5.79	Feb-33	N	2 x 5 yr
Packaging Corp of America	Baa1/BBB/NR	1	393,971	2.2%	$2,265,333	2.5%	$5.75	Jul-35	N	1 x 5 yr
Subtotal / Wtd. Avg.			8,736,322	47.8%	$55,596,257	61.9%	$6.36	Sep-30
Other Leased			6,405,269	35.1%	$34,202,442	38.1%	$5.34	Jan-31
Total Vacant			3,129,928	17.1%
Total / Wtd. Avg.			18,271,519	100.0%	$89,798,699	100.0%	$4.91	Oct-30
(1)	Ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	UW Base Rent is inclusive of contractual rent steps.
(3)	For tenants with multiple leases throughout the ILPT 2025 Portfolio Properties, the Wtd. Avg. Lease Expiration Date shown represents the weighted average expiration date based on UW Base Rent.
(4)	Certain tenants reflected in the chart above and other tenants throughout all of the ILPT 2025 Portfolio Properties, although paying rent, may not be in occupancy with respect to all or a portion of their leased space, and/or may have the option to terminate all or a portion of their leased space prior to the lease expiration date.
(5)	The various FedEx leases across 28 ILPT 2025 Portfolio Properties contain various renewal options including: two, five-year renewal options (1,390,369 SF), two, three-year renewal options (219,277 SF), one, five-year renewal option (1,373,540 SF) and one, three-year renewal option (24,310 SF).
(6)	ATD has one, five-year renewal option with respect to its leases in the aggregate of 347,060 SF across the 1415 West Commerce Way property and 200 Orange Point Drive property. ATD has two, five-year renewal options with respect to its leases in the aggregate of 375,207 SF across the 955 Aeroplaza Drive property, 55 Commerce Avenue property and 17200 Manchac Park Lane property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
36

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The following table presents certain information relating to the lease rollover schedule at the ILPT 2025 Portfolio Properties:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring NRA	% of NRA	Cumulative % of NRA	U/W Base Rent	% of U/W Base Rent	Cumulative % of UW Base Rent	U/W Base Rent $ per SF
MTM & 2025	456,542	2.5%	2.5%	$1,024,624	1.1%	1.1%	$2.24
2026	1,147,565	6.3%	8.8%	$6,288,905	7.0%	8.1%	$5.48
2027	988,246	5.4%	14.2%	$6,914,135	7.7%	15.8%	$7.00
2028	1,243,373	6.8%	21.0%	$9,202,252	10.2%	26.1%	$7.40
2029	4,223,401	23.1%	44.1%	$23,811,564	26.5%	52.6%	$5.64
2030	1,103,366	6.0%	50.1%	$6,065,962	6.8%	59.4%	$5.50
2031	1,848,639	10.1%	60.3%	$11,088,979	12.3%	71.7%	$6.00
2032	489,774	2.7%	62.9%	$4,709,671	5.2%	77.0%	$9.62
2033	1,351,485	7.4%	70.3%	$9,525,398	10.6%	87.6%	$7.05
2034	504,881	2.8%	73.1%	$2,187,428	2.4%	90.0%	$4.33
2035 & Thereafter	1,784,319	9.8%	82.9%	$8,979,781	10.0%	100.0%	$5.03
Vacant	3,129,928	17.1%	100.0%	NAP	NAP	NAP	NAP
Total	18,271,519	100.0%	100.0%	$89,798,699	100.0%	100.0%	$5.93
(1)	Based on the underwritten rent roll as of May 1, 2025, inclusive of contractual rent steps through June 1, 2026 ($2,564,639).
(2)	Based on stated lease terms and without regard to any termination or similar options in favor of the tenant under its related lease.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the ILPT 2025 Portfolio Properties:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 4/30/2025	U/W	U/W Per SF
Base Rent(2)	$81,534,372	$87,919,667	$86,539,549	$86,344,048	$87,234,060	$4.77
Potential Income from Vacant	0	0	0	0	13,768,512	$0.75
Rent Steps(3)	0	0	0	0	2,564,639	$0.14
Credit Rent Steps	0	0	0	0	1,410,906	$0.08
Recoveries	14,463,595	17,727,890	17,698,808	16,030,796	17,792,750	$0.97
Gross Potential Income	$95,997,966	$105,647,557	104,238,358	102,374,844	122,770,868	$6.72
Economic Vacancy & Credit Loss	0	0	0	0	(13,768,512)	$0.75
Other Income	242,886	498,904	349,459	844,065	120,260	$0.01
Effective Gross Income	$96,240,853	$106,146,461	104,587,817	103,218,908	109,122,615	$5.97

Management Fee	2,808,970	3,208,328	3,094,690	3,073,117	3,273,678	$0.18
Payroll	1,949,481	2,310,348	1,995,600	1,982,854	1,784,719	$0.10
General & Administrative	257,897	550,041	321,882	468,070	304,124	$0.02
Common Area Maintenance	801,048	1,202,251	1,073,113	1,060,196	1,023,927	$0.06
Utilities	169,689	164,253	731,295	995,392	1,262,527	$0.07
Real Estate Taxes	11,905,980	13,832,724	14,749,741	13,583,499	14,788,787	$0.81
Insurance	1,440,760	2,224,854	2,258,641	2,114,176	2,335,484	$0.13
Other Expenses	0	0	0	0	0	$0.00
Total Operating Expenses	$19,333,826	$23,492,800	$24,224,960	$23,277,304	$24,773,246	$1.36

Net Operating Income	$76,907,027	$82,653,662	$80,362,857	$79,941,604	$84,349,369	$4.62
Replacement Reserves	0	0	0	0	2,541,179	$0.14
TI/LC	0	0	0	0	1,905,885	$0.10
Net Cash Flow	$76,907,027	$82,653,662	$80,362,857	$79,941,604	$79,902,305	$4.37

Occupancy (%)	99.3%	99.1%	84.0%	84.1%	82.9%
NCF DSCR(4)	1.89x	2.03x	1.97x	1.96x	1.96x
NOI Debt Yield(4)	10.3%	11.1%	10.8%	10.7%	11.3%
(1)	Historical and underwritten cash flows have been adjusted to remove free rent and concessions.
(2)	Based on the in-place rent roll as of May 1, 2025. Base Rent includes recent lease signings and excludes any free rent.
(3)	Rent steps include $2,564,639 of contractual rent steps through June 1, 2026.
(4)	NCF DSCR and NOI Debt Yield are based on the ILPT 2025 Portfolio Senior Notes. Including the ILPT 2025 Portfolio Junior Notes, NCF DSCR is 1.06x and NOI Debt Yield is 7.3%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
37

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

Appraisals. According to the appraisals, the ILPT 2025 Portfolio Properties had a portfolio appraised value of $1,706,541,600 as of April 10, 2025, which is inclusive of an approximately 2.0% portfolio premium and reflects the “as-is” value of the Properties as a whole if sold in their entirety to a single buyer. Based on the aggregate “as-is” appraised values of the individual Properties (exclusive of the portfolio premium) of $1,673,080,000, the Cut-off Date LTV and the Maturity Date LTV for the ILPT 2025 Portfolio Senior Loan are both equal to 44.7% and for the ILPT 2025 Portfolio Whole Loan are both equal to 69.3%.

ILPT 2025 Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
As-Portfolio	$1,706,541,600	4.96%
Aggregate As-Is	$1,673,080,000	5.06%
(1)	Source: Appraisals.

Environmental Matters. All of the Properties have been subject to Phase I environmental site assessments (“ESAs”) dated as of various dates in April and May 2025. The ESAs identified recognized environmental conditions and controlled recognized environmental conditions at certain of the Properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

An environmental insurance policy is in place, provided by Allied World Assurance Company (U.S.), Inc., with a policy limit of $25,000,000 per incident and $25,000,000 in the aggregate, subject to a $50,000 per incident deductible for a four-year term. The lender is an additional named insured under the policy. The borrowers are required to maintain pollution legal liability insurance for a period continuing through the date that is 36 months following the maturity date of the ILPT 2025 Portfolio Whole Loan, which may be maintained by renewal, extension or replacement, with the same policy limits as described above and a $50,000 self-insured retention amount, which names the lender as an additional named insured and has the same coverages, terms, conditions and endorsements as the pollution legal liability policy approved as of the origination date. We cannot assure you that the existing or any future environmental insurance policy will cover or mitigate any of the environmental risks at the Properties, or that the borrowers will renew, extend or replace the existing policy, and, even in the case of a covered risk, the coverage under any such policy may be insufficient.

The Markets. The ILPT 2025 Portfolio Properties are located across 53 different markets, with the largest concentrations (based on UW NOI) in Honolulu (12.2% of UW NOI), Charleston (8.2% of UW NOI) and Charlotte (7.9% of UW NOI). The top 20 markets (by UW NOI) comprise 78.7% of Portfolio NRA and 78.6% of UW NOI.

Market	# of Properties	NRA	% of Portfolio NRA	Market Rent(1)	Market Vacancy(1)	UW Base Rent ($MM)(2)	UW Base Rent PSF(2)	% of Portfolio UW Base Rent(2)	UW NOI ($MM)	% of Portfolio UW NOI
Honolulu	35	5,895,586	32.3%	$22.23	2.7%	$11.3	$3.10	12.6%	$10.3	12.2%
Charleston	4	781,177	4.3%	$10.52	14.6%	$7.2	$9.24	8.0%	$7.0	8.2%
Charlotte	2	1,146,001	6.3%	$9.77	9.4%	$6.4	$5.55	7.1%	$6.6	7.9%
Miami	3	515,041	2.8%	$20.91	5.7%	$5.0	$9.69	5.6%	$4.6	5.4%
Columbus	3	928,834	5.1%	$8.18	7.2%	$4.7	$5.09	5.3%	$4.6	5.4%
Tuscaloosa	1	529,568	2.9%	$8.38	3.6%	$3.3	$6.23	3.7%	$3.3	4.0%
Denver	2	463,836	2.5%	$12.23	7.8%	$2.9	$6.24	3.2%	$3.2	3.8%
Colorado Springs	2	350,258	1.9%	$11.59	4.2%	$3.2	$9.27	3.6%	$3.1	3.7%
Cleveland	1	644,850	3.5%	$6.85	3.6%	$3.0	$4.70	3.4%	$2.9	3.4%
Kalamazoo	1	158,497	0.9%	$6.29	3.5%	$2.5	$15.84	2.8%	$2.4	2.8%
Jacksonville	2	400,742	2.2%	$10.80	5.2%	$2.5	$6.32	2.8%	$2.4	2.8%
Albany	2	479,000	2.6%	$9.43	3.0%	$2.4	$5.00	2.7%	$2.3	2.8%
Daytona Beach	1	399,440	2.2%	$11.65	3.6%	$2.3	$5.79	2.6%	$2.3	2.7%
Reno	1	337,500	1.8%	$9.04	11.1%	$2.1	$6.20	2.3%	$2.0	2.4%
Oklahoma City	2	268,701	1.5%	$8.44	5.5%	$2.0	$7.32	2.2%	$2.0	2.3%
Des Moines	1	337,960	1.8%	$7.89	5.8%	$1.8	$5.35	2.0%	$1.7	2.0%
Phoenix	1	288,045	1.6%	$13.72	12.3%	$1.5	$5.18	1.7%	$1.4	1.7%
Sioux Falls	1	167,171	0.9%	$8.57	1.7%	$1.5	$8.74	1.6%	$1.4	1.7%
Washington	1	148,881	0.8%	$17.46	6.0%	$1.5	$9.77	1.6%	$1.4	1.7%
El Paso	1	144,199	0.8%	$8.39	10.9%	$1.5	$10.26	1.6%	$1.4	1.7%
Total / Wtd. Avg. - Top 20	67	14,385,287	78.7%	$15.23	5.3%	$68.6	$5.65	76.4%	$66.3	78.6%
Other 33 Markets	35	3,886,232	21.3%	$7.84	5.9%	$21.2	$7.07	23.6%	$18.0	21.4%
Total / Wtd. Avg.	102	18,271,519	100.0%	$13.66	5.4%	$89.8	$5.93	100.0%	$84.3	100.0%
Total Excluding Leased Fee	74	12,705,897	69.5%	$9.90	6.6%	$82.6	$7.00	92.0%	$78.0	92.5%
(1)	Source: Third-party provider. Total / Wtd. Avg. is weighted by NRA.
(2)	Represents the UW Base Rent per leased SF. UW Base Rent figures include contractual rent steps through June 1, 2026 ($2,564,639).
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
38

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

The following table presents certain market rent conclusions for the ILPT 2025 Portfolio:

Market Rent Conclusions (Excluding ILPT Leased Fee Properties)
	Market Rent PSF(1)	UW Base Rent PSF(2)	Delta
Portfolio Excluding ILPT Leased Fee Properties	$9.90	$7.00	-41.4%

(1)	Source: third-party market reports.
(2)	Based on underwritten rent rolls as of May 1, 2025, inclusive of contractual rent increases.

The Borrowers and the Borrower Sponsor. The borrowers are 101 special-purpose bankruptcy-remote Delaware limited liability companies, indirectly majority owned and controlled by Industrial Logistics Properties Trust (“ILPT”), a Maryland real estate investment trust, which acts as borrower sponsor (the “Borrower Sponsor”) and the non-recourse carveout guarantor (“Guarantor”). Each borrower has at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ILPT 2025 Portfolio Whole Loan.

Industrial Logistics Properties Trust (Nasdaq: ILPT) is a publicly traded REIT formed to own and lease industrial and logistics properties throughout the United States. As of December 31, 2024, ILPT owned 411 industrial and logistics properties with 59.9 million rentable SF, which are 94.4% leased to approximately 300 different tenants with a weighted average remaining lease term of 7.8 years.

Property Management. The ILPT 2025 Portfolio Properties are managed by The RMR Group LLC, a Maryland limited liability company, which is an affiliate of the borrowers.

Initial and Ongoing Reserves. At origination of the ILPT 2025 Portfolio Whole Loan, the borrowers deposited approximately $2,476,942 into an unfunded obligations reserve for outstanding free rent, tenant improvements, landlord work and leasing commissions.

Tax Reserve – Waived except during a Trigger Period (as defined below). During a Trigger Period, the borrowers are required to deposit monthly 1/12th of the amount estimated by the lender to be payable by the borrowers, during the next ensuing 12 months (exclusive of any taxes required to be paid directly to the applicable tax authority by tenants under their leases).

Insurance Reserve – Waived except during a Trigger Period. During a Trigger Period, the borrowers are required to deposit monthly 1/12th of the insurance premiums estimated by the lender to be payable by the borrowers for the renewal of the coverage afforded by the insurance policies upon the expiration thereof. Notwithstanding the foregoing, the insurance reserve deposit is waived provided the insurance is maintained under an approved blanket policy satisfying the requirements of the ILPT 2025 Portfolio Whole Loan documents.

Replacement Reserve – Waived except during a Trigger Period. During a Trigger Period, the borrowers are required to deposit monthly an amount equal to $211,765 for all of the ILPT 2025 Portfolio Properties (excluding the ILPT Leased Fee Properties).

Leasing Reserve – Waived except during a Trigger Period. During a Trigger Period, the borrowers are required to deposit monthly an amount equal to $158,824.

Ground Lease Reserve – Waived except during a Trigger Period. During a Trigger Period, the borrowers are required to deposit monthly 1/12th of the rents due under the ground lease during the next 12-month period.

Lockbox / Cash Management. The ILPT 2025 Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to deposit, or cause to be deposited, all revenues derived from the Properties and received by the borrowers into one or more restricted account (each, a “Lockbox Account”) in the name of one of the borrowers (ILPT Tower LLC, a Delaware limited liability company, as of the origination date) for the benefit of the lender to the extent set forth in the ILPT 2025 Portfolio Whole Loan documents. During a Trigger Period, funds on deposit in the Lockbox Accounts are required to be transferred to a single segregated account held in trust and for the benefit of the lender (the “Cash Management Account”). If a Trigger Period does not exist, the borrowers may direct funds be transferred to an account designated by the borrowers which is not pledged as security for the ILPT 2025 Portfolio Whole Loan.

On each payment date during a Trigger Period, funds, if any, on deposit in the Cash Management Account are to be disbursed and applied in the following order of priority: (i) monthly escrows for ground rent, (ii) monthly escrows for taxes, (iii) monthly escrows for insurance premiums, (iv) payment of the monthly debt service due under the ILPT 2025 Portfolio Whole Loan, (v) the required monthly payment of amounts due to the replacement reserve, (vi) the required monthly payment of amounts due to the leasing reserve, (vii) funds sufficient to pay operating expenses pursuant to the terms of the ILPT 2025 Portfolio Whole Loan documents and (viii) all amounts remaining after the foregoing deposits to an excess cash flow reserve. Provided no event of default is continuing, the borrowers will have access to the excess cash flow account for disbursements as described in the ILPT 2025 Portfolio Whole Loan documents. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the ILPT 2025 Portfolio Whole Loan documents, the lender may apply funds to the ILPT 2025 Portfolio Whole Loan in such priority as it may determine.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
39

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

A “Trigger Period” means, a period commencing upon, among other conditions, (i) the occurrence and continuance of an event of default, and (ii) the debt yield falling below (a) 6.00% during the period from the origination date through and including the second anniversary thereof, or (b) 6.25% following the second anniversary of the origination date and thereafter, (each of clause (a) and (b), the “Debt Yield Threshold”), in each case, for two consecutive calendar quarters immediately preceding the applicable debt yield determination date set forth in the ILPT 2025 Portfolio Whole Loan documents, and terminating upon (a) with respect to clause (i), the cure (if applicable) of such event of default, or (b) with respect to clause (ii), the date that the debt yield is equal to or greater than the Debt Yield Threshold for two consecutive calendar quarters, or the date that the borrowers prepay the ILPT 2025 Portfolio Whole Loan in an amount sufficient to meet the applicable debt yield requirement (including payment of any applicable yield maintenance premium) or the date that the borrowers deliver cash or a letter of credit as cash collateral to the lender in an amount which, if applied to reduce the outstanding principal balance of the ILPT Portfolio Whole Loan, would be sufficient to meet the applicable Debt Yield Threshold.

Current Mezzanine or Secured Subordinate Indebtedness. The ILPT 2025 Portfolio Whole Loan also includes the ILPT 2025 Portfolio Junior Notes. The ILPT 2025 Portfolio Junior Notes bear interest at the weighted average interest rate of 8.2510509729845% per annum. Payments on the ILPT 2025 Portfolio Junior Notes are generally subordinate to payments on the ILPT 2025 Portfolio Senior Notes, provided that the ILPT 2025 Portfolio Junior Notes receive payments of interest prior to principal payments being made on the ILPT 2025 Portfolio Senior Notes. See “Description of the Mortgage Pool—The Whole Loans—The ILPT 2025 Portfolio Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers have the right to obtain the release of any of the Properties in connection with an arms-length transfer to a third party of such Property, upon prepayment of a release amount equal to the lesser of (a) 110% of the allocated loan amount of such Property and (b) the remaining outstanding principal balance of the ILPT 2025 Portfolio Whole Loan, together with, if prior to the open prepayment period, a prepayment fee (the “Release Prepayment Fee”) equal to the greater of (x) 0.5% and (y) a yield maintenance premium, and satisfaction of certain conditions, including among others (i) the debt yield of the ILPT 2025 Portfolio Whole Loan after giving effect to the release is not less than the greater of 7.15% and the debt yield immediately preceding the release and (ii) satisfaction of REMIC related conditions. If the debt yield requirement above is not satisfied, the borrowers may satisfy such requirement by prepaying the ILPT 2025 Portfolio Whole Loan in an amount sufficient to satisfy such debt yield requirement. In addition, even if the debt yield requirement is not satisfied, so long as the release is in connection with an arm’s-length third party transfer, the borrowers may nevertheless obtain the release of the related Property upon payment of an amount equal to the greater of (I) the applicable release amount and (if prior to the open period) the Release Prepayment Fee and (II) the lesser of (x) 100% of the net sales proceeds of the released Property and (y) an amount necessary to, after giving effect to such release, satisfy the debt yield requirement, together with (if prior to the open period) the Release Prepayment Fee.

In addition, the borrowers have the right to obtain the release of any of the related Properties in order to cure a default related to such Property or an event of default as to which the lender has delivered notice but only if (i)(I) prior to releasing such Property, the borrowers use commercially reasonable efforts to cure such default or event of default (which efforts will not require any capital contributions to be made to the borrowers or include any obligations of such borrowers or the Guarantor to use any operating income or rents from any Property other than the Property that is the subject of the default or event of default to effectuate such cure) or (II) such event of default related to an environmental condition at any Property and (ii) such default or event of default was not caused by the borrowers or an affiliate of the borrowers in bad faith to circumvent the release requirements in the ILPT 2025 Portfolio Whole Loan. In connection with any such release the borrowers are required to satisfy the release conditions described in the prior paragraph, except that the borrowers will not be required to satisfy the debt yield requirements described in such paragraph.

Ground Lease. The ILPT 2025 Portfolio Property known as the 435 SE 70th Street property located in Topeka, Kansas (0.2% of the allocated loan amount) is ground leased by the related borrower (the “Topeka Ground Lease”). The initial term of the Topeka Ground Lease commenced on October 1, 2005 and initially expired on September 30, 2022. The ground lessee previously exercised its right to extend the term of the Topeka Ground Lease through September 30, 2027, and such extended term may be further extended for an additional eight five-year options and thereafter for one, one year option. The current base rent payable under the Topeka Ground Lease is $30,205 per annum and will be in effect until September 30, 2026 and is subject to escalations for subsequent renewal terms.

PILOT Lease, FILOT Arrangement and Similar Agreements. With respect to the ILPT 2025 Portfolio Property known as the 3502 Enterprise Avenue property (1.2% of the allocated loan amount), certain improvements (the “PILOT Improvements”) were not pledged as collateral for the ILPT 2025 Portfolio Whole Loan as they are owned by the municipality in which the 3502 Enterprise Avenue property is located and leased to the tenant at the 3502 Enterprise Avenue property pursuant to a PILOT lease pursuant to which the tenant, which contractually assumed a portion of the related borrower’s tax liability, is entitled to certain tax abatements. The (x) underlying fee simple interest in the 3502 Enterprise Avenue property that is owned by the applicable borrower, (y) improvements on the 3502 Enterprise Avenue property that are owned by the applicable borrower (which excludes the PILOT Improvements), and (z) reversionary interest in the PILOT Improvements were each pledged by the related borrower as collateral for the ILPT Portfolio Whole Loan. Certain rights of the tenant in the borrower’s reversionary interest were assigned by the tenant to the related borrower, and collaterally assigned by the related borrower to the lender, which collateral assignment was consented to by the applicable municipality that is the lessor under the PILOT lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
40

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 ILPT 2025 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 43.8% 1.96x 11.3%

With respect to the ILPT 2025 Portfolio Property known as the 996 Paragon Way property (5.6% of the allocated loan amount), a tenant at the Property, Exel Inc., has a Fee Agreement with York County, South Carolina, dated as of June 2, 2013 (the “996 FILOT Agreement”), which, subject to the terms and conditions thereof, allows tenant to make certain payments in lieu of tax payments that would otherwise be due and owing by such tenant, which payments are calculated based on millage rate, depreciation schedules and the fair value of the Property as more particularly described in such agreement. The related borrower is not a party to the 996 FILOT Agreement, which is directly between York County, South Carolina and Exel Inc., as tenant under a lease at the Property.

With respect to the ILPT 2025 Portfolio Property known as the 11224 Will Walker Road property (3.5% of the allocated loan amount), Mercedes Benz US International, Inc., a tenant at the property, has entered into one or more agreements (constituting PILOT documents) with the Tuscaloosa County Industrial Development Authority to reduce its tax liability. The related borrower is not a party to, and has not received an assignment of any interest in, such PILOT documents nor are such PILOT documents pledged to secure the ILPT 2025 Portfolio Whole Loan.

Condominium Properties. Five of the Properties are subject to condominium regimes (established pursuant to the applicable condominium documents) including: (i) 91-222 Olai property, (ii) 91-174 Olai property, (iii) 91-259 Olai property, (iv) 91-265 Hanua property (the properties referenced in the foregoing clauses (i) through (iv) being the “Hawaii Condominiums”) and the (v) 3800 Midlink Drive property. With respect to the Hawaii Condominiums, each such condominium consists of two units, both of which are owned and controlled by the related borrower. With respect to the condominium related to the 3800 Midlink Drive property, the related borrower owns one of 22 units in the related condominium, and does not control the condominium. Please see “Description of the Mortgage Pool--Condominium Interests and Other Shared Interests” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
41

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
42

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
43

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

853 Broadway

Floor				
21	Paedae Inc. 5,864 SF Exp. 12/2027			
20	Union Square Cognitive Therapy 1,060 SF Exp. 9/2029	The Assembly of the State of 1,063 SF Exp. 12/2026	Linda Ashley 1,028 SF Exp. 12/2025	Burns McClellan Inc. 2,512 SF Exp. 9/2027
19	Personetics Technologies Inc. 7,004 SF Exp. 4/2028			
18	Union Square Hospitality Group 15,126 SF Exp. 3/2030			
17				
16	Lepercq De Deuflize & Co. Inc 7,563 SF Exp. 7/2036			
15	Nourish Inc. 7,563 SF Exp. 6/2030			
14	Vanterra Capital LLC 2,668 SF Exp. 1/2026	Paedae Inc. 3,362 SF Exp. 12/2027	Paedae Inc. 1,479 SF Exp. 12/2027	
12	IRR LLC 7,559 SF Exp. 8/2030			
11	Vacant 1,246 SF	Complete Wellness Holdings 2,697 SF Exp. 3/2032	Vacant 2,738 SF	Northcurrent Partners LLC 1,197 SF Exp. 9/2028
10	First Look Services Inc. 7,896 SF Exp. 12/2028			
9	Casa Komos Beverage Group Inc 1,453 SF Exp. 10/2034	Dr. Matthew Shawl 891 SF Exp. 12/2027	9Yards Capital Management LP 3,762 SF Exp. 1/2026	853 Smile Dental Services PC 1,769 SF Exp. 12/2027
8	Triplepoint Capital LLC 7,891 SF Exp. 9/2027			
7	Vacant 7,902 SF			
6	Loopme Inc. 7,897 SF Exp. 4/2030			
5	Vacant 7,997 SF			
4	Vacant 8,013 SF			
3	Shaw Industries Inc. 7,963 SF Exp. 11/2033			
2	Casa Komos Beverage Group Inc 8,815 SF Exp. 10/2034			
MZ				
1	Capital One N.A. 1,535 SF Exp. 10/2030	Capital One N.A. 15,990 SF Exp. 10/2030		
0				

VACANT | BUILDING | 2025 – 2026 | 2027 – 2028 | 2029 – 2030 | 2031+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
44

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
45

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use - Office/Retail
Borrower Sponsor(s):	Jeffrey J. Feil	Collateral:	Fee
Borrower(s):	841-853 Fee Owner LLC	Location:	New York, NY
Original Balance:	$56,500,000	Year Built / Renovated:	1893, 1927 / 2019
Cut-off Date Balance:	$56,500,000	Property Management:	Jeffrey Management Corp.
% by Initial UPB:	9.0%	Size:	265,119 SF
Interest Rate:	5.52000%	Appraised Value (As Is) / Per SF:	$185,000,000 / $698
Note Date:	May 22, 2025	Appraisal Date:	March 31, 2025
Original Term:	60 months	Occupancy:	84.3% (as of March 25, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	89.7%
Original Amortization:	NAP	Underwritten NOI:	$16,306,043
Interest Only Period:	60 months	Underwritten NCF:	$15,722,781
First Payment Date:	July 6, 2025
Maturity Date:	June 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$15,683,493 (TTM February 28, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$16,187,134
Call Protection:	L(26),D(27),O(7)	2023 NOI:	$15,013,124
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$13,650,775

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$213
Taxes:	$0	$538,611	NAP	Maturity Date Loan / SF:	$213
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	30.5%
Replacement Reserves:	$0	$4,419	NAP	Maturity Date LTV:	30.5%
Free Rent Reserve:	$1,644,651	$0	NAP	UW NOI DY:	28.9%
				UW NCF DSCR:	4.97x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$56,500,000	100.0%	Loan Payoff	$50,501,539	89.4%
			Borrower Sponsor Equity:	3,757,967	6.7
			Upfront Reserves	1,644,651	2.9
			Closing Costs	595,842	1.1
Total Sources	$56,500,000	100.0%	Total Uses	$56,500,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The second largest mortgage loan (the “841-853 Broadway Mortgage Loan”) is secured by a first lien on the borrower’s fee interest in a 265,119 square foot, mixed use, office and retail property located in New York, New York (the “841-853 Broadway Property”). The 841-853 Broadway Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $56,500,000. The 841-853 Broadway Mortgage Loan was originated by Citi Real Estate Funding Inc. on May 22, 2025 and has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 5.52000% per annum on an Actual/360 basis.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
46

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The Property. The 841-853 Broadway Property is a 21-story, 265,119 square foot, mixed-use office and retail property located in the Flatiron/Union Square neighborhood of New York, New York. The 841-853 Broadway Property was originally constructed in phases in 1893 and 1927 and most recently renovated in 2019. The 841-853 Broadway Property is comprised of two directly adjacent buildings located along Broadway between East 13th Street and East 14th Street. The 841-853 Broadway Property is located in close proximity to Union Square Park and directly above the 14th Street – Union Square subway station, which provides access to the L, N, Q, R, W, 4, 5, and 6 subway lines.

The 841-853 Broadway Property features 238,453 square feet of office space accounting for 67.4% of underwritten rent, 26,666 square feet of ground floor retail space accounting for 32.4% of underwritten rent, and one telecommunications tenant that accounts for 0.2% of underwritten rent. The tenant roster at the 841-853 Broadway Property features 30 individual tenants, consisting of 25 office tenants, one telecommunications tenant and four retail tenants across various industries including financial services, technology, medical and advertising. As of March 25, 2025, the 841-853 Broadway Property was 84.3% leased.

Major Tenants. The three largest tenants based on underwritten base rent are Capital One N.A. (“Capital One”), Ernst & Young U.S. LLP (“Ernst & Young”) and Basis Global Technologies Inc (“Basis Global Technologies”).

Capital One (17,525 square feet; 6.6% of net rentable area; 22.0% of underwritten base rent). Founded in 1994, Capital One is a diversified bank holding company that is headquartered in McLean, Virginia. Capital One provides a wide range of financial products and services, including credit cards, checking and savings accounts, auto, business, and commercial loans, Capital One Shopping and Creditwise. Capital One has 13 bank branches located across Manhattan and as of December 31, 2024 employed approximately 52,600 employees worldwide. Capital One has been a tenant at the 841-853 Broadway Property since June 2015 and has a current lease term through October 2030 with one, five-year renewal option and no termination options remaining.

Ernst & Young (26,939 square feet; 10.2% of net rentable area; 9.9% of underwritten base rent). Founded in 1906, Ernst & Young is one of the Big 4 accounting firms offering services in assurance, audit, tax, financial, and business advisory services to the automotive, financial, government, entertainment, mining, real estate, technology, and telecommunication industries. Ernst & Young has been a tenant at the 841-853 Broadway Property since August 2015 and has a current lease term through April 2029 with one, five-year renewal option and no termination options remaining.

Basis Global Technologies (26,234 square feet; 9.9% of net rentable area; 8.0% of underwritten base rent). Founded in 2001, Basis Technologies is a comprehensive media automation and intelligence platform that integrates and automates the digital advertising process by integrating disparate systems and tools, automating workflows, reconciling billing, and streamlining campaigns from end to end. Basis Technologies has been a tenant at the 841-853 Broadway Property since August 2015 and has a current lease term through November 2025 with no renewal or termination options remaining. Basis Global Technologies leases the 6th and 7th floors at the 841-853 Broadway Property. Basis Global Technologies is dark in its 6th floor space and subleases its 7th floor space at the 841-853 Broadway Property to Radar Labs, Inc. through November 29, 2025. The sublease provides for monthly rent of approximately $82,085 (annual rent of approximately $985,015). The 841-853 Broadway Mortgage Loan was underwritten based on the prime lease rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
47

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The following table presents certain information relating to the largest tenants by underwritten base rent at the 841-853 Broadway Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants-Retail
Capital One N.A.	Baa1/BBB/A-	17,525	6.6%	$5,323,128	$303.74	22.0%	10/31/2030	N	1 x 5 yr
Santander Bank N.A.	Baa1/A-/A-	2,304	0.9%	$1,359,780	$590.18	5.6%	2/28/2026(3)	N	2 x 5 yr
Max Union Square LLC	NR/NR/NR	4,534	1.7%	$738,000	$162.77	3.0%	1/31/2035	N	2 x 5 yr
Waise Ebrahimi DDS PC	NR/NR/NR	2,303	0.9%	$434,803	$188.80	1.8%	7/31/2033	N	1 x 5 yr
Total Major Retail Tenants		26,666	10.1%	$7,855,712	$294.60	32.4%

Major Tenants-Office
Ernst & Young U.S. LLP	NR/NR/NR	26,939	10.2%	$2,408,085	$89.39	9.9%	4/30/2029	N	1 x 5 yr(4)
Basis Global Technologies Inc(5)	NR/NR/NR	26,234	9.9%	$1,929,050	$73.53	8.0%	11/30/2025	N	N
Union Square Hospitality Group	NR/NR/NR	15,126	5.7%	$1,336,979	$88.39	5.5%	3/31/2030	N	1 x 5 yr
Paedae Inc.	NR/NR/NR	10,705	4.0%	$1,217,937	$113.77	5.0%	12/31/2027	N	N
Human Security Inc.	NR/NR/NR	13,809	5.2%	$1,005,682	$72.83	4.2%	5/31/2031	Y(6)	1 x 5 yr
Movable Inc.	NR/NR/NR	13,716	5.2%	$951,342	$69.36	3.9%	8/31/2033	Y(7)	1 x 5 yr
Total Major Office Tenants		106,529	40.2%	$8,849,075	$83.07	36.5%

Total Major Tenants		133,195	50.2%	16,704,787	$125.42	69.0%
Non- Major Tenants		90,251	34.0%	$7,519,414	$83.32	31.0%
Total Occupied		223,446	84.3%	$24,224,201	$108.41	100.0%
Vacant		41,673	15.7%
Total		265,119	100.0%
(1)	Based on the underwritten rent roll dated March 25, 2025 and inclusive of $280,622 of straight line rent steps and $284,057 of contractual rent steps through March 1, 2026.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Santander Bank N.A. executed a 30-month extension on July 1, 2025 which was not reflected in the underwritten rent roll dated March 25, 2025.
(4)	Ernst & Young U.S. LLP occupies 26,939 square feet at the 841-853 Broadway Property, which is set to expire April 30, 2029. It has one, five-year renewal option for the entire 26,939 square feet or one, five-year renewal option for one of its two floors.
(5)	Basis Global Technologies leases the 6th and 7th floors at the 841-853 Broadway Property. Basis Global Technologies is dark in its 6th floor space and subleases its 7th floor space at the 841-853 Broadway Property to Radar Labs, Inc. through November 29, 2025. The sublease provides for monthly rent of approximately $82,085 (annual rent of approximately $985,015) . The 841-853 Broadway Mortgage Loan was underwritten based on the prime lease rent.
(6)	Human Security Inc. has the one-time option to terminate its lease effective as of January 1, 2028, upon 12 months’ notice provided it pays an early termination fee.
(7)	Movable Inc. has the one-time option to terminate its lease effective as of December 23, 2029, upon 12 months’ notice provided it pays an early termination fee.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
48

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The following table presents certain information relating to the lease rollover schedule at the 841-853 Broadway Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	27,262	10.3%	10.3%	$1,937,827	8.0%	$71.08	2
2026(2)(3)	9,797	3.7%	14.0%	$2,069,634	8.5%	$211.25	5
2027(4)	23,768	9.0%	22.9%	$2,293,529	9.5%	$96.50	6
2028(3)	16,097	6.1%	29.0%	$1,285,885	5.3%	$79.88	3
2029	27,999	10.6%	39.6%	$2,487,963	10.3%	$88.86	2
2030	55,670	21.0%	60.6%	$8,607,724	35.5%	$154.62	5
2031	13,809	5.2%	65.8%	$1,005,682	4.2%	$72.83	1
2032	2,697	1.0%	66.8%	$212,485	0.9%	$78.79	1
2033	23,982	9.0%	75.8%	$2,138,663	8.8%	$89.18	3
2034	10,268	3.9%	79.7%	$803,955	3.3%	$78.30	1
2035	4,534	1.7%	81.4%	$738,000	3.0%	$162.77	1
2036 & Thereafter	7,563	2.9%	84.3%	$642,855	2.7%	$85.00	1
Vacant	41,673	15.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	265,119	100.0%	100.0%	$24,224,201	100.0%	$108.41	31
(1)	Based on the underwritten rent roll dated March 25, 2025, and inclusive of $280,622 of straight line rent steps and $284,057 of contractual rent steps through March 1, 2026. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	2026 includes an antenna lease to T Mobile Northeast, which occupies 0 square feet at the 841-853 Broadway Property and accounts for $51,957 in base rent, equal to 0.2% of underwritten rent.
(3)	Santander Bank N.A. executed a 30-month extension on July 1, 2025 (which expires August 31, 2028) and was not reflected in the underwritten rent roll dated March 25, 2025.
(4)	2027 includes a Telecommunications and License Agreement to Cogent Communications Inc., which occupies 0 square feet at the 841-853 Broadway Property and accounts for $0 in base rent.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
49

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 841-853 Broadway Property:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 2/28/2025	UW(1)	UW PSF
Base Rent	$20,168,922	$20,014,802	$21,704,735	$22,940,945	$22,748,440	$23,659,522	$89.24
Contractual Rent Steps(2)	$0	$0	$0	$0	$0	$564,679	$2.13
Potential Income from Vacant Space	$0	$0	$0	$0	$0	$3,064,932	$11.56
Reimbursements	$2,590,404	$2,848,473	$3,108,798	$2,935,735	$2,946,318	$1,869,812	$7.05
Gross Potential Income	$22,759,326	$22,863,275	$24,813,533	$25,876,680	$25,694,758	$29,158,945	$109.98
Economic Vacancy & Credit Loss	0	0	0	0	0	($3,064,932)	($11.56)
Other Income(3)	$484,704	$498,893	$451,618	$585,721	$540,902	$563,793	$2.13
Effective Gross Income	$23,244,030	$23,362,168	$25,265,151	$26,462,401	$26,235,660	$26,657,806	$100.55

Real Estate Taxes	$5,392,718	$5,939,123	$6,114,987	$6,244,330	$6,244,330	$6,232,346	$23.51
Management Fee	$697,321	$700,865	$757,955	$793,872	$787,070	$799,734	$3.02
Insurance	$184,823	$212,839	$249,850	$266,263	$266,264	$235,890	$0.89
Payroll & Benefits	$1,537,509	$1,584,342	$1,635,986	$1,570,108	$1,603,120	$1,601,690	$6.04
Other Expenses(4)	$1,091,313	$1,274,224	$1,493,250	$1,400,693	$1,651,383	$1,482,102	$5.59
Total Operating Expenses	$8,903,684	$9,711,393	$10,252,027	$10,275,267	$10,552,167	$10,351,763	$39.05

Net Operating Income	$14,340,346	$13,650,775	$15,013,124	$16,187,134	$15,683,493	$16,306,043	$61.50
Replacement Reserves	$0	$0	$0	$0	$0	$53,024	$0.20
TI/LC	$0	$0	$0	$0	$0	$530,238	$2.00
Net Cash Flow	$14,340,346	$13,650,775	$15,013,124	$16,187,134	$15,683,493	$15,722,781	$59.30

Occupancy (%)	77.5%	77.2%	82.3%	88.3%	84.3%(5)	89.7%(6)
NCF DSCR	4.54x	4.32x	4.75x	5.12x	4.96x	4.97x
NOI Debt Yield	25.4%	24.2%	26.6%	28.6%	27.8%	28.9%
(1)	UW Base Rent is based on the underwritten rent roll dated March 25, 2025.
(2)	Contractual Rent Steps are inclusive of $280,622 of straight line rent steps and $284,057 of contractual rent steps through March 1, 2026.
(3)	Other Income includes HVAC income, fixed and sub metered water and electricity income, and miscellaneous income.
(4)	Other Expenses include repairs and maintenance, utilities and general and administrative expenses.
(5)	Represents most recent occupancy as of March 25, 2025.
(6)	Represents economic occupancy.

Appraisal. According to the appraisal, the 841-853 Broadway Property had an “as-is” appraised value of $185,000,000 as of March 31, 2025, as shown in the table below.

841-853 Broadway Appraised Value(1)
Property	Value	Capitalization Rate
841-853 Broadway	$185,000,000	7.96%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated April 7, 2025, there was no evidence of any recognized environmental conditions at the 841-853 Broadway Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
50

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The Market. The 841-853 Broadway Property is located along Broadway between East 13th Street and East 14th Street in the Flatiron / Union Square neighborhood of Manhattan. The 841-853 Broadway Property is located just south of Union Square Park which, according to the appraisal, has attracted 40 new businesses including Capital One Labs, Compass, Dropbox, Hulu, Mashable, eBay, and Facebook over the past year. Primary access to the 841-853 Broadway Property is provided by the 14th Street – Union Square subway station, located directly below the 841-853 Broadway Property, which provides access to the L, N, Q, R, W, 4, 5, and 6 subway lines.

According to a third party market research report, the 841-853 Broadway Property is located in the Gramercy Park office and retail submarkets of New York City. As of March 21, 2025, the Gramercy Park office submarket had a total inventory of 28,753,629 square feet, an overall vacancy rate of 15.2% and market asking rent of $73.47 per square foot. As of March 21, 2025, the Gramercy Park retail submarket had a total inventory of 2,499,086 square feet, an overall vacancy rate of 3.1% and market asking rent of $130.12 per square foot.

The following table presents information relating to comparable office rentals for the 841-853 Broadway Property:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (months)	Annual Base Rent PSF	Lease Type
841-853 Broadway(2) New York, NY	1893, 1927 / 2019	265,119 SF	Basis Global Technologies Inc	26,234 SF	Aug-15	124 mos.	$73.53	Modified Gross
111 Fifth Avenue	1895 / NAP	234,700 SF	Radar Labs, Inc.	20,000 SF	Mar-25	92 mos.	$78.00	Modified Gross
New York, NY
295 Fifth Avenue	1920 / 2023	712,074 SF	Octus (Reorg Research)	43,500 SF	Mar-25	136 mos.	$86.00	Modified Gross
New York, NY
110 Fifth Avenue	1890 / 2012	173,499 SF	Compass	16,282 SF	Jan-25	101 mos.	$83.50	Modified Gross
New York, NY
24-28 West 25th Street	1911 / NAP	134,585 SF	Newbond Capital Management	5,500 SF	Jan-25	76 mos.	$73.00	Modified Gross
New York, NY
149 Fifth Avenue	1918 / NAP	173,159 SF	Euclidean Capital LLC	22,476 SF	Sep-24	139 mos.	$77.00	Modified Gross
New York, NY
257 Park Avenue South	1913 / NAP	252,161 SF	AIS	12,617 SF	Sep-24	138 mos.	$64.00	Modified Gross
New York, NY
387 Park Avenue South	1910 / 2017	232,000 SF	Criteo Corp.	20,551 SF	Sep-24	138 mos.	$76.00	Modified Gross
New York, NY
111 Fifth Avenue	1895 / NAP	234,700 SF	Vita Coco	22,530 SF	Aug-24	135 mos.	$70.00	Modified Gross
New York, NY
470 Park Avenue South	1925 / 2022	301,178 SF	DAZN	9,703 SF	Aug-24	130 mos.	$84.00	Modified Gross
New York, NY
836-838 Broadway	1876 / NAP	88,739 SF	Gloss Genius	13,619 SF	Jul-24	80 mos.	$91.00	Modified Gross
New York, NY
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated March 25, 2025.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
51

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

The following table presents information relating to comparable retail leases for the 841-853 Broadway Property:

Comparable Retail Leases(1)
Property Name/Location	Tenant	Suite Size (SF)	Lease Start Date	Lease Term (months)	Average Rent PSF	Lease Type
841-853 Broadway(2) New York, NY	Capital One N.A.	17,525 SF	2015 / 2022	184 mos.	$303.74	Modified Gross
122 Fifth Avenue	Reformation	3,400 SF	2025	120 mos.	$290.00	Modified Gross
New York, NY
11 Bond Street	Gymshark USA	13,124 SF	2025	132 mos.	$217.16	Modified Gross
New York, NY
26 Astor Place	JPMorgan Chase	13,318 SF	2024	180 mos.	$169.77	Modified Gross
New York, NY
31 Union Square West	Flight Club	11,700 SF	2024	120 mos.	$119.66	Modified Gross
New York, NY
220 Park Avenue South	Scarpetta	3,800 SF	2024	144 mos.	$165.79	Modified Gross
New York, NY
866 Broadway	Bauli	2,970 SF	2024	120 mos.	$161.81	Modified Gross
New York, NY
142 Fifth Avenue	Cole Haan	4,352 SF	2024	120 mos.	$229.78	Modified Gross
New York, NY
85 Fifth Avenue	Nespresso	13,092 SF	2024	120 mos.	$213.87	Modified Gross
New York, NY
863 Broadway	Claire's	2,600 SF	2023	60 mos.	$199.23	Modified Gross
New York, NY
893 Broadway	Saatva	6,700 SF	2023	120 mos.	$185.97	Modified Gross
New York, NY
172 Fifth Avenue	Hoka	2,175 SF	2022	60 mos.	$344.83	Modified Gross
New York, NY
4 Union Square South	Sephora	8,979 SF	2020	120 mos.	$534.58	Modified Gross
New York, NY
1 Union Square South	Citibank	9,755 SF	2020	96 mos.	$475.00	Modified Gross
New York, NY
29 Union Square West	Chase	3,000 SF	2019	126 mos.	$533.33	Modified Gross
New York, NY
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated March 25, 2025.

The Borrower and the Borrower Sponsor. The borrower is 841-853 Fee Owner LLC, a Delaware limited liability company, with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 841-853 Broadway Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Jeffrey J. Feil, Chief Executive Officer of The Feil Organization, a family owned real estate investment, development, and management firm. The Feil Organization was founded in 1950 and manages a portfolio of more than 26 million square feet of retail and commercial space and more than 5,000 residential rental units. The Feil Organization is headquartered in Manhattan and has properties located in New York, New Orleans, Florida, Connecticut, Illinois, and Washington D.C.

Property Management. The 841-853 Broadway Property is managed by Jeffrey Management Corp., a borrower affiliated property management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
52

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

Initial and Ongoing Reserves. At origination of the 841-853 Broadway Mortgage Loan, the borrower deposited $1,644,651 into a free rent reserve account, such amount representing free rent owed to certain tenants under their respective leases.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $538,611); provided that the borrower will have no obligation to make the monthly tax deposit if the Tax Reserve Waiver Conditions (as defined below) are satisfied on such monthly payment date.

“Tax Reserve Waiver Conditions” means that each of the following is true: (i) no event of default has occurred and is continuing, (ii) the debt yield is equal to or greater than 20%, and (iii) the lender receives evidence, in form and substance reasonably satisfactory to the lender, that all taxes have been timely paid prior to 30 days before the date they are due and payable.

Insurance Reserve – At the option of the lender, if the liability or casualty insurance policy maintained by the borrower covering the 841-853 Broadway Property does not constitute an approved blanket or umbrella policy pursuant to the 841-853 Broadway Mortgage Loan documents, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof. At origination, a blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $4,419.

Lockbox / Cash Management. The 841-853 Broadway Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to establish a lender-controlled lockbox account and is thereafter required to cause all rents and other sums received by the borrower or the property manager, as applicable, to promptly be deposited into such lender-controlled lockbox account. The borrower was required to deliver a notice to all tenants at the 841-853 Broadway Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 841-853 Broadway Mortgage Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 841-853 Broadway Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 841-853 Broadway Mortgage Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 841-853 Broadway Mortgage Loan documents, the lender may apply funds to the 841-853 Broadway Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt yield falling below 10% (a “Debt Yield Trigger Event”) (provided, however, that a Trigger Period pursuant to clause (ii) will not be deemed to exist if (and so long as) the Debt Yield Trigger Period Avoidance Conditions (as defined below) are satisfied and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the debt yield is equal to or greater than 10% for one calendar quarter and (z) clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

“Debt Yield Trigger Period Avoidance Conditions” means that (a) the borrower deposits cash into the excess cash flow account or delivers to the lender a letter of credit, in an amount that, if added to underwritten cash flow, would cause the debt yield to be equal to 10%, and (b) every three months thereafter for so long as the Debt Yield Trigger Event would otherwise be occurring, the borrower makes a true up payment into the excess cash flow account in the amount of any deficiency (or increases the amount of the letter of credit in the amount of any deficiency) such that the total funds deposited by the borrower for purposes of satisfying the Debt Yield Trigger Period Avoidance Conditions equals an amount that, if added to underwritten cash flow, would cause the debt yield to be equal to or greater than 10%.

“Specified Tenant” means, as applicable, any tenant which, individually or when aggregated with other leases at the 841-853 Broadway Mortgaged Property with the same tenant or its affiliate, accounts for (i) 15% or more of the total rental income for the 841-853 Broadway Mortgaged Property or (ii) 15% or more of the 841-853 Broadway Mortgaged Property’s gross leasable area. As of the origination of the 841-853 Broadway Mortgage Loan, Capital One is the sole Specified Tenant at the 841-853 Broadway Mortgaged Property.

“Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) the applicable Specified Tenant being in monetary default or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice, cure and grace periods, (ii) other than in connection with permitted “go dark” events pursuant to the terms of the 841-853 Broadway Mortgage Loan documents, a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space, or applicable portion thereof, failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space, (iii) a Specified Tenant giving notice that it is terminating its lease for all or a material portion of the Specified Tenant space, or applicable portion thereof, (iv) any termination or cancellation of any Specified Tenant lease, including, without limitation, rejection in any bankruptcy or similar insolvency proceeding, and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease as required under the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
53

Mixed Use – Office/Retail 841-853 Broadway New York, NY 10003	Collateral Asset Summary – Loan No. 2 841-853 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 30.5% 4.97x 28.9%

terms of the 841-853 Broadway Mortgage Loan documents and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below) or (2) the borrower leasing the entire Specified Tenant space, or applicable portion thereof, pursuant to one or more leases for a minimum term of three years in accordance with the applicable terms and conditions of the 841-853 Broadway Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised (provided, however, it being acknowledged that (a) the tenant will not be deemed to fail to be in actual physical occupancy or open for business solely as a result of any company-wide work from home policy of any tenant implemented at the tenant property due to the COVID-19 pandemic or any governmental rules or regulations promulgated in connection with the COVID-19 pandemic or (b) standard and customary temporary vacancy of any applicable space (or any portion thereof) solely for purposes of the initial build-out, renovation or reorganization of the applicable premises will still be considered open and operating demised pursuant to leases which are in full force and effect), and paying the full amount of the rent due under its lease (or the borrower has deposited any free rent with the lender).

“Specified Tenant Cure Conditions” means each of the following, as applicable, that the applicable Specified Tenant (i) has cured all events of default as defined under the applicable Specified Tenant lease, (ii) other than in connection with permitted “go dark” events pursuant to the terms of the 841-853 Broadway Mortgage Loan documents, is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open for business during customary hours and not “dark” in the Specified Tenant space, or applicable portion thereof, (iii) has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease, has renewed or extended the applicable Specified Tenant lease in accordance with the terms of the 841-853 Broadway Mortgage Loan documents, (v) is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to a final, non-appealable order of a court of competent jurisdiction, (vi) is paying full, unabated rent under the applicable Specified Tenant lease (or any free rent is deposited with the lender), and (vii) the applicable Specified Tenant space has been re-let for a minimum term of three years.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

Condominium Conversion. The borrower has the right to convert the 841-853 Broadway Property into a condominium with units that are 100% owned by the borrower, provided that conditions set forth in the 841-853 Broadway Mortgage Loan documents are satisfied, including but not limited to the lender’s reasonable approval of the related condominium documents, updates to the 841-853 Broadway Mortgage Loan documents as reasonably required by the lender, and compliance with REMIC requirements.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
54

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
55

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
56

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Eli Weiss and Francesca Madruga	Collateral:	Leasehold
Borrower(s):	MADDD 550 Broad LLC	Location:	New York, NY
Original Balance:	$55,000,000	Year Built / Renovated:	1909 / 1998
Cut-off Date Balance:	$55,000,000	Property Management:	Verbena Management LLC
% by Initial UPB:	8.8%	Size:	96,028 SF
Interest Rate:	6.70000%	Appraised Value (As Is) / Per SF:	$81,300,000 / $847
Note Date:	July 3, 2025	Appraisal Date:	March 27, 2025
Original Term:	60 months	Occupancy:	100.0% (as of April 8, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$5,275,156
Interest Only Period:	60 months	Underwritten NCF:	$5,241,031
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,211,511 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$5,134,532
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$4,894,242
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$4,431,012

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$573
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$573
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	67.7%
Replacement Reserves:	$0	$2,844	NAP	Maturity Date LTV:	67.7%
Deferred Maintenance:	$8,625	$0	NAP	UW NOI DY:	9.6%
Other(2):	$63,660	Springing	NAP	UW NCF DSCR:	1.40x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$55,000,000	100.0%	Loan Payoff	$42,129,811	76.6%
			Borrower Sponsor Equity	10,555,460	19.2
			Closing Costs	2,242,444	4.1
			Upfront Reserves	72,285	0.1
Total Sources	$55,000,000	100.0%	Total Uses	$55,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves is comprised of a $63,660 ground lease reserve, equal to one month’s rent under the ground lease.

The Loan. The third largest mortgage loan (the “Bridgemarket Retail Mortgage Loan”) is secured by the borrower’s leasehold interest in a 96,028 square foot anchored retail shopping center located in the Lenox Hill neighborhood of New York, New York (the “Bridgemarket Retail Property”). The Bridgemarket Retail Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $55,000,000. The Bridgemarket Retail Mortgage Loan was originated on July 3, 2025 by CREFI and accrues interest at a fixed rate of 6.70000% per annum. The Bridgemarket Retail Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Bridgemarket Retail Mortgage Loan is July 6, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
57

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

The Property. The Bridgemarket Retail Property is a 96,028 square foot, anchored retail property located under the Ed Koch Queensborough Bridge (the “Queensborough Bridge”) in the Lenox Hill neighborhood of New York, New York. The Bridgemarket Retail Property was originally constructed in 1909 and was most recently renovated in 1998. The Bridgemarket Retail Property is attached to and part of the Queensborough Bridge and as of April 8, 2025, was 100.0% leased to four tenants: Trader Joe’s, TJ Maxx, Guastavino’s, and Joco. As of the Cut-off Date, the current tenant roster has a weighted average tenancy of 14.7 years with a weighted average lease term remaining of 12.5 years with no tenant expirations before 2036. Access to the Bridgemarket Retail Property is provided by the 4, 5, 6, E, F, B, D, N, Q and R subway trains. The Bridgemarket Retail Property is registered as a landmark with the New York City Landmark Preservation Commission and is subject to applicable landmark preservation rules and regulations.

The Bridgemarket Retail Property is encumbered by a ground lease with The City of New York with an expiration date of June 29, 2097. See “Ground Lease” below.

Major Tenants. The three largest tenants based on underwritten base rent are Trader Joe’s, TJ Maxx and Guastavino’s.

Trader Joe’s (22,894 square feet; 23.8% of net rentable area; 40.0% of underwritten base rent). Founded in 1967, Trader Joe’s is a national chain of neighborhood grocery stores known for its private-label products. Trader Joe’s has been a tenant at the Bridgemarket Retail Property since December 2021 and has a current lease term through March 2037 with one, five-year and one, seven-year renewal option of right and an additional, conditional five-year renewal option and no termination options.

TJ Maxx (35,750 square feet; 37.2% of net rentable area; 32.7% of underwritten base rent). Founded in 1976, TJ Maxx is a discount department store which, together with its affiliate Marshalls, is the largest off-price retailer of apparel and home fashions in the United States. TJ Maxx is a wholly owned subsidiary of TJX Companies (NYSE: TJX). TJ Maxx has been a tenant at the Bridgemarket Retail Property since March 2010 and has a current lease term through January 2036 with two, five-year renewal options and no termination options.

Guastavino’s (26,818 square feet; 27.9% of net rentable area; 21.7% of underwritten base rent). Guastavino’s is an event operator with over 40 years of combined experience holding events in New York City. Guastavino’s specifically caters to weddings, bar and bat mitzvahs, charity gala events, and corporate events. Guastavino’s has been a tenant at the Bridgemarket Retail Property since February 1997 and has a current lease term through February 2037 with no renewal or termination options.

The following table presents certain information relating to the largest tenants at the Bridgemarket Retail Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year	U/W Occ. Costs	Lease Expiration	Termination Option (Y/N)	Renewal Option
Trader Joe’s	NR/NR/NR	22,894	23.8%	$2,687,500	$117.39	40.0%	NAV	NAV	3/31/2037	N	Various(3)
TJ Maxx	A2/NR/A	35,750	37.2%	$2,196,123	$61.43	32.7%	NAV	NAV	1/31/2036	N	2 x 5 yr
Guastavino’s	NR/NR/NR	26,818	27.9%	$1,457,998	$54.37	21.7%	NAV	NAV	2/28/2037	N	N
JOCO	NR/NR/NR	10,566	11.0%	$370,817	$35.10	5.5%	NAV	NAV	4/30/2049	N	2 x 12 yr
Total Major Tenants		96,028	100.0%	$6,712,438	$69.90	100.0%
Vacant		0	0.0%
Total		96,028	100.0%
(1)	Based on the underwritten rent roll dated April 8, 2025 inclusive of $394,225 of contractual rent steps through May 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Trader Joe’s has one five-year renewal option and one seven-year renewal option of right and an additional, conditional five-year renewal option.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
58

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

The following table presents certain information relating to the lease rollover schedule at the Bridgemarket Retail Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035 & Thereafter	96,028	100.0%	100.0%	$6,712,438	100.0%	$69.90	4
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	96,028	100.0%		$6,712,438	100.0%	$69.90	4
(1)	Based on the underwritten rent roll dated April 8, 2025 inclusive of $394,225 of contractual rent steps through May 1, 2025.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
59

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Bridgemarket Retail Property:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 3/31/2025	UW(1)	UW PSF
Base Rent(1)	$2,875,145	$5,402,746	$5,828,345	$6,125,884	$6,227,295	$6,318,182	$65.80
Contractual Rent Steps(2)	$0	$0	$0	$0	$0	$394,255	$4.11
Potential Income from Vacant Space	$0	$0	$0	$0	$0	$0	$0.00
Reimbursements	$144,226	$274,315	$274,315	$280,919	$284,221	$304,400	$3.17
Gross Potential Income	$3,019,371	$5,677,061	$6,102,660	$6,406,803	$6,511,516	$7,016,838	$73.07
Economic Vacancy & Credit Loss	$0	$0	$0	$0	$0	($210,505)	($2.19)
Percentage Rent	$0	$0	$0	$0	$0	$0	$0.00
Other Income(3)	$162,505	$144,399	$193,329	$193,077	$249,266	$278,854	$2.90
Effective Gross Income	$3,181,876	$5,821,459	$6,295,989	$6,599,880	$6,760,782	$7,085,187	$73.78

Real Estate Taxes(4)	$0	$0	$0	$0	$0	$0	$0.00
Management Fee	$95,456	$174,644	$188,880	$197,996	$202,823	$212,556	$2.21
Insurance	$91,847	$69,548	$141,433	$105,354	$112,576	$122,373	$1.27
Ground Rent	$489,876	$530,699	$449,478	$512,823	$522,686	$763,917	$7.96
CAM Expenses	$296,307	$319,343	$243,386	$307,445	$313,956	$313,956	$3.27
Other Expenses(5)	$251,517	$296,214	$378,570	$341,729	$397,229	$397,229	$4.14
Total Operating Expenses	$1,225,003	$1,390,448	$1,401,746	$1,465,348	$1,549,271	$1,810,031	$18.85

Net Operating Income	$1,956,873	$4,431,012	$4,894,242	$5,134,532	$5,211,511	$5,275,156	$54.93
Replacement Reserves	$0	$0	$0	$0	$0	$34,125	$0.36
TI/LC	$0	$0	$0	$0	$0	$0	$0.00
Net Cash Flow	$1,956,873	$4,431,012	$4,894,242	$5,134,532	$5,211,511	$5,241,031	$54.58

Occupancy (%)	67.1%	89.0%	89.0%	96.3%	99.1%	97.0%(6)
NCF DSCR	0.52x	1.19x	1.31x	1.37x	1.39x	1.40x
NOI Debt Yield	3.56%	8.06%	8.90%	9.34%	9.48%	9.59%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated April 8, 2025.
(2)	Contractual Rent Steps are inclusive of $394,225 of contractual rent steps through May 1, 2025.
(3)	Other income consists of reimbursed utilities, such as steam, water, and electric.
(4)	Real Estate Taxes are not underwritten as the Bridgemarket Retail Property is owned by The City of New York and is exempt from real estate taxes. The ground rent of $763,917 is paid in lieu of real estate taxes.
(5)	Other Expenses include payroll and benefits, utilities and general and administrative expenses as well as professional and legal fees.
(6)	Represents economic occupancy.

Appraisal. According to the appraisal, the Bridgemarket Retail Property had an “as-is” appraised value of $81,300,000 as of March 27, 2025, as shown in the table below.

Bridgemarket Retail Appraised Value(1)
Property	Value	Capitalization Rate
Bridgemarket Retail	$81,300,000	6.00%
(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
60

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

Environmental Matters. According to a Phase I environmental report dated April 8, 2025, there was no evidence of any recognized environmental conditions at the Bridgemarket Retail Property.

The Market. The Bridgemarket Retail Property is located at 401-419 East 59th Street, on the corner of First Avenue and East 59th Street, in the Lenox Hill neighborhood of New York, New York. According to the appraisal, the neighborhood surrounding the Bridgemarket Retail Property is characterized by a heavy concentration and density of residential buildings with the core business area of Manhattan located to the west of the Bridgemarket Retail Property. The appraisal identified seven lease transactions in competitive properties that range in size from 8,039 square feet to 31,500 square feet with rent per square foot ranging from $75.40 to $195.00. Primary access to the Bridgemarket Retail Property is provided by the 4, 5, 6, E, F, B, D, N, Q and R subway trains.

According to the appraisal, the Bridgemarket Retail Property is located in the Plaza District retail submarket of New York City. As of the fourth quarter of 2024, the Plaza District retail submarket had a total inventory of 5,544,123 square feet, a vacancy rate of 6.3%, and average market rent of $98.01 per square foot.

The following table presents information relating to comparable retail rentals for the Bridgemarket Retail Property:

Market Analysis – Retail Rentals(1)
Property Name / Address	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	Rent (PSF)
Bridgemarket Retail(2)	-	Trader Joe’s	22,894	Dec-21	15.3	$117.39
401-419 East 59th Street New York, NY
1175 Third Avenue	0.8 mi	Whole Foods Market	13,716	Jun-23	15	$118.69
New York, NY
919 Third Avenue	0.8 mi	Chase Bank	10,800	Feb-25	5	$127.64
New York, NY
885 Second Avenue	1.0 mi	Whole Foods Market	8,039	Feb-25	15	$125.00
New York, NY
825 Second Avenue	1.1 mi	Westside Market NYC	19,500	May-24	20	$82.05
New York, NY
1280 Lexington Avenue	1.8 mi	Petco Animal Supplies, Inc.	12,300	Nov-23	10	$195.00
New York, NY
2220 Broadway	3.0 mi	P.C. Richard & Son	31,500	Jun-23	5	$75.40
New York, NY
311 Eleventh Avenue	3.4 mi	Heavenly Market	13,609	Apr-23	15	$95.53
New York, NY
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated April 8, 2025.

The Borrower and the Borrower Sponsor. The borrower is MADDD 550 Broad LLC, a New York limited liability company and special purpose entity with one independent director in its organizational structure. The borrower is managed by MM 550 Broad LLC, a Delaware limited liability company, which has one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bridgemarket Retail Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantors are Eli Weiss, a principal at Joy Construction, and Francesca Madruga, the chief executive officer of Maddd Equities. Joy Construction is a full-service general contracting and development firm primarily focused on multifamily and commercial projects located throughout New York City. Maddd Equities is a real estate development firm with expertise in a broad range of real estate disciplines, including investment, development, construction and asset management. Maddd Equities acquires, owns, develops and operates properties across many asset classes, including workforce housing, luxury high-rise buildings, hotels, and commercial developments.

Property Management. The Bridgemarket Retail Property is managed by Verbena Management LLC, a borrower-affiliated property management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
61

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

Initial and Ongoing Reserves. At origination of the Bridgemarket Retail Mortgage Loan, the borrower deposited approximately (i) $8,625 into an immediate repairs reserve and (ii) $63,660 into a ground lease rent reserve.

Tax Reserve – Provided that (i) The City of New York, as landlord under the ground lease, is obligated to pay for all real estate taxes, (ii) the borrower delivers evidence reasonably satisfactory to lender that either (a) the Bridgemarket Retail Property continues to be fully exempt from the payment of real estate taxes or (b) if not exempt, that all real estate taxes for the Bridgemarket Retail Property have been paid (the “Tax Reserve Waiver Conditions”), the borrower is not obligated to deposit any funds into the real estate tax reserve. If the Tax Reserve Waiver Conditions are not satisfied at any point, then, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve – If the liability or casualty policy maintained by the borrower covering the Bridgemarket Retail Property does not constitute an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $2,844.

Leasing Reserve – The borrower is required to deposit into a leasing reserve upon receipt, any early termination fee or payment or other termination fee or payment made by any tenant at the Bridgemarket Retail Property.

Lockbox / Cash Management. The Bridgemarket Retail Mortgage Loan is structured with a hard lockbox and springing cash management. At origination of the Bridgemarket Retail Mortgage Loan, the borrower was required to establish a lender-controlled lockbox account and is thereafter required to, within two business days of receipt, deposit, or cause the property manager to deposit, all revenue received by the borrower or property manager, as applicable, into such lender-controlled lockbox account. On or before the origination date, the borrower was required to send a notice to all tenants occupying space at the Bridgemarket Retail Property directing them to pay all rent and other sums due under the applicable lease into the lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender, to be applied and disbursed in accordance with the Bridgemarket Retail Mortgage Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Bridgemarket Retail Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Bridgemarket Retail Mortgage Loan; provided, however, in the event that a Trigger Period exists as a result of a Going Dark Trigger (as defined below) and no other Trigger Period then exists, then the amount of excess cash flow funds on deposit shall not exceed an amount equal to 12 months of rent payable by the Specified Tenant (as defined below) that is the subject of the applicable Going Dark Trigger pursuant to its lease (such amount shall be (x) base rent payable in the 12 month period commencing with the calendar month immediately following the month in which the applicable Going Dark Trigger is declared and (y) without giving effect to any free rent period, rent abatement or other rent concession given to the applicable Specified Tenant pursuant to its lease during such 12 month period (the “Excess Cash Flow Cap”)) and, accordingly, to the extent a monthly excess cash flow deposit would result in the aggregate amount of the excess cash flow funds in the excess cash flow account exceeding the Excess Cash Flow Cap, such monthly excess cash flow deposit must be decreased by an amount equal to such excess (which may result in no monthly excess cash flow deposit being required for the applicable monthly payment date). Upon the expiration of all Trigger Periods, the lender is required to promptly return any amounts remaining on deposit in the excess cash flow reserve account to the borrower; provided that any such amounts required to satisfy the Specified Tenant Excess Cash Flow Condition (as defined below) are required to be retained in such account until the leasing commissions, tenant allowances, tenant improvements, and free rent being reserved for have been paid or expired and the applicable tenant is open for business and paying full rent. Upon an event of default under the Bridgemarket Retail Mortgage Loan documents, the lender may apply funds to the Bridgemarket Retail Mortgage Loan in such priority as it may determine.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.20x, and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.20x for two consecutive calendar quarters, and (z) with regard to any Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the Bridgemarket Retail Mortgage Loan documents.

A ”Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof), (iii) a Specified Tenant failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof) (any such occurrence, a “Going Dark Trigger”), (iv) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (v) any termination or cancellation of any Specified Tenant lease (including,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
62

Retail – Anchored 401-419 East 59th Street New York, NY 10022	Collateral Asset Summary – Loan No. 3 Bridgemarket Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 67.7% 1.40x 9.6%

without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, and (vi) any bankruptcy or similar insolvency of Specified Tenant; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence shall include, without limitation, if requested by the lender, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance reasonably acceptable to the lender) of: (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); or (2) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) pursuant to one or more leases in accordance with the applicable terms and conditions of the Bridgemarket Retail Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised under its lease, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established (without possibility of delay) and, in the lender’s judgment, sufficient funds have been accumulated in the excess cash flow reserve account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting (such accumulation, the “Specified Tenant Excess Cash Flow Condition”).

A “Specified Tenant” means, any person whose lease, individually or when aggregated with all other leases at the Bridgemarket Retail Property with the same person or its affiliates, either (i) accounts for 15% or more of the total rental income for the Bridgemarket Retail Property or (ii) 15% or more of the Bridgemarket Retail Property’s gross leasable area, and, in each case, together with any person providing credit support or a guaranty under such lease.

“Specified Tenant Cure Conditions” shall mean each of the following, as applicable (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, and (v) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. The Bridgemarket Retail Mortgage Loan is secured by the borrower’s leasehold interest in the Bridgemarket Retail Property pursuant to that certain Third Amended and Restated Lease, dated April 1, 2025, between The City of New York, as ground lessor, and the borrower, as ground tenant. The ground lease expires on June 29, 2097 and the borrower’s ground rent is comprised of three components: (i) minimum rent (currently $763,920 per year) subject to consumer price index increases, (ii) percentage rent equal to 12% of the difference between annual gross receipts and minimum gross receipts and (iii) a flat additional rent of $50,000 per year that is not subject to escalation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
63

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
64

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
65

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(5):	Various
Borrower Sponsor(s)(1):	PSPIB-RE Finance II Inc.	Collateral:	Leasehold
Borrower(s)(1):	Various	Location:	Washington, D.C.
Original Balance(2):	$45,000,000	Year Built / Renovated:	Various / NAP
Cut-off Date Balance(2):	$45,000,000	Property Management:	Bozzuto Management Company, Concord Hospitality Enterprises Company, Oasis Marina LLC, CBRE, Inc., Colonial Parking, Inc., and District Wharf Properties LLC
% by Initial UPB:	7.2%	Size:	2,241,794 SF
Interest Rate(3):	5.43886125190669%	Appraised Value / Per SF(6):	$1,730,000,000 / $772
Note Date:	June 18, 2025	Appraisal Date(6):	Various
Original Term:	60 months	Occupancy(7):	93.0% (Various)
Amortization:	Interest Only	UW Economic Occupancy:	91.9%
Original Amortization:	NAP	Underwritten NOI:	$108,102,894
Interest Only Period:	60 months	Underwritten NCF:	$103,696,220
First Payment Date:	August 11, 2025
Maturity Date:	July 11, 2030	Historical NOI
Additional Debt Type(2):	Pari Passu / B-Note / Mezzanine	Most Recent NOI:	$85,065,804 (3/31/2025 TTM)
Additional Debt Balance(2):	$673,600,000 / $306,400,000 / $125,000,000	2024 NOI:	$85,904,273
Call Protection:	L(25),DorYM1(28),O(7)	2023 NOI:	$80,792,301
Lockbox / Cash Management:	Hard (Office and Retail); Soft (Remaining Collateral)/Springing	2022 NOI:	$55,482,266
Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap		Senior Loan	Whole Loan	Total Debt
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF:	$321	$457	$513
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF:	$321	$457	$513
Replacement Reserve:	$0	Springing	NAP	Cut-off Date LTV:	41.5%	59.2%	66.5%
TI/LC Reserve:	$0	Springing	NAP	Maturity Date LTV:	41.5%	59.2%	66.5%
FF&E Reserve:	$0	Springing	NAP	UW NOI DY:	15.0%	10.5%	9.4%
Rent Concession Reserve:	$26,973,955	$0	NAP	UW NCF DSCR:	2.62x	1.65x	1.37x
Existing TI/LC Reserve:	$18,758,819	$0	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan:	$718,600,000	59.2%	Loan Payoff:	$1,150,975,365	94.8%
Subordinate Loan:	306,400,000	25.2	Upfront Reserves:	45,732,775	3.8
Mezzanine Loan:	125,000,000	10.3	Closing Costs(8):	17,183,454	1.4
Sponsor Equity:	63,891,594	5.3
Total Sources:	$1,213,891,594	100.0%	Total Uses:	$1,213,891,594	100.0%
(1)	See “The Borrowers and Borrower Sponsor” section below for further discussion.
(2)	The Wharf Mortgage Loan (as defined below) is part of The Wharf Senior Loan (as defined below) with an original aggregate principal balance of $718,600,000. The Cut-off Date Loan / SF, Maturity Date Loan / SF, UW NOI DY, UW NCF DSCR, Cut-off Date LTV and Maturity Date LTV numbers presented above are based on The Wharf Senior Loan, The Wharf Whole Loan and Total Debt (inclusive of The Wharf Mezzanine Loan), respectively. The Cut-off Date Loan / SF, Maturity Date Loan / SF, UW NOI DY, UW NCF DSCR, Cut-off Date LTV and Maturity Date LTV based upon The Wharf Whole Loan and The Wharf Mezzanine Loan (as defined below) are $513, $513, 9.4%, 1.37x, 66.5% and 66.5%, respectively.
(3)	The Wharf Mortgage Loan and the other portion of The Wharf Senior Loan are comprised of pari passu portions of Components A, B and C-1, with initial balances of $561,888,076, $98,829,617 and $57,882,307, respectively, and per annum rates equal to 5.35727%, 5.55191% and 6.03788%, respectively. The Wharf Subordinate Companion Loan (as defined below) is comprised of Components C-2, D, E and HRR, with initial balances of $17,000,000, $105,400,000, $140,250,000 and $43,750,000, respectively, and per annum rates equal to 6.03788%, 6.61989%, 7.73189% and 9.05400%, respectively. The interest rate of The Wharf Mortgage Loan is approximately 5.43886125% and the weighted average interest rate of The Wharf Whole Loan is approximately 6.03829867%.
(4)	See “Initial and Ongoing Reserves” section below for further discussion of reserve requirements.
(5)	The general Property Type for The Wharf Properties (as defined below) consists of Office, Retail, Multifamily, Other, and Hospitality, and the detailed Property Type for The Wharf Properties consists of CBD, Anchored, High Rise, Parking Garage, Extended Stay, Full Service, Performing Arts Center, and Marina.
(6)	The appraised value represents the “As-Portfolio” Appraised Value for The Wharf Properties (as defined below) of $1,730,000,000, which reflects a portfolio premium of 1.7%, as of dates ranging from February 21, 2025 to March 4, 2025. The sum of the individual appraised values is $1,700,400,000, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 42.3% and 42.3%, respectively.
(7)	Represents the physical occupancy for the Office Component (as defined below) and the Retail Component (as defined below) totaling 1,374,918 SF (collectively, the “Commercial Component”). The Commercial Component was 93.0% leased as of February 1, 2025 (Office Component - 93.4% and Retail Component – 92.1%). As of March 31, 2025 the physical occupancy for the Multifamily Component (as defined below) was 90.8% occupied as of March 31, 2025 and the Hospitality Component (as defined below) was 79.3% occupied as of TTM March 2025.
(8)	No Closing Costs are attributable to an interest buydown or origination fees.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
66

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The Loan. The fourth largest mortgage loan (“The Wharf Mortgage Loan”) is part of a whole loan evidenced by 14 senior promissory notes in the aggregate original principal amount of $718,600,000 (“The Wharf Senior Loan”) and three subordinate B-Notes in the aggregate original principal amount of $306,400,000 that are subordinate to The Wharf Senior Loan (“The Wharf Subordinate Companion Loan”, and together with The Wharf Senior Loan, “The Wharf Whole Loan”). The Wharf Whole Loan was co-originated by Wells Fargo Bank, National Association (“WFB”), Goldman Sachs Bank USA (“GSBI”) and Morgan Stanley Bank, N.A (“MSBNA”). The Wharf Whole Loan is secured by the borrowers’ leasehold interests in a 2.2 million SF mixed use development comprising three multifamily buildings (904 units), four office buildings (928,154 SF), 446,764 SF of retail space, two hotels (412 keys), two parking garages (2,575 parking spaces; 1,175 publicly available) and a marina (220 docks) (“The Wharf Property”, “The Wharf Properties”, or “The Wharf”). The Wharf Mortgage Loan is evidenced by the non-controlling Note A-2-2 and the non-controlling Note A-3-2, with an aggregate original principal amount of $45,000,000. The Wharf Whole Loan will be serviced pursuant to the trust and servicing agreement for the WHARF Commercial Mortgage Trust 2025-DC securitization trust, and the relationship between the holders of The Wharf Whole Loan will be governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Wharf Pari Passu-AB Whole Loan” and “Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1-1	$284,300,000	$284,300,000	WHARF 2025-DC	Yes
A-1-2	$170,580,000	$170,580,000	WHARF 2025-DC	No
A-1-3	$113,720,000	$113,720,000	WHARF 2025-DC	No
A-2-1	$25,000,000	$25,000,000	WFCM 2025-5C5	No
A-2-2	$22,500,000	$22,500,000	Benchmark 2025-V16	No
A-2-3(1)	$18,000,000	$18,000,000	Morgan Stanley Mortgage Capital Holdings LLC, an affiliate of MSBNA (“MSMCH”)	No
A-3-1	$25,000,000	$25,000,000	WFCM 2025-5C5	No
A-3-2	$22,500,000	$22,500,000	Benchmark 2025-V16	No
A-3-3(1)	$6,000,000	$6,000,000	MSMCH	No
A-4-1(1)	$14,000,000	$14,000,000	WFB	No
A-4-2	$4,000,000	$4,000,000	BANK5 2025-5YR15	No
A-5-1-1	$10,000,000	$10,000,000	BANK5 2025-5YR15	No
A-5-1-2(1)	$1,000,000	$1,000,000	WFB	No
A-5-2(1)	$2,000,000	$2,000,000	MSMCH	No
B-1-1	$153,200,000	$153,200,000	WHARF 2025-DC	No
B-1-2	$91,920,000	$91,920,000	WHARF 2025-DC	No
B-1-3	$61,280,000	$61,280,000	WHARF 2025-DC	No
Whole Loan	$1,025,000,000	$1,025,000,000
(1)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
67

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The Property. The Wharf Property comprises a 2,241,794 SF portion of a larger over three million SF development located along the Washington Channel within southwest District of Columbia. The Wharf includes three multifamily buildings (904 units), four office buildings (928,154 SF), 446,764 SF of retail space, two hotels (412 keys), two parking garages (2,575 parking spaces; 1,175 publicly available) and a marina (220 docks). The Wharf was delivered in two phases between 2017 and 2022 and is estimated to attract approximately 8 million visitors annually.

Office (928,154 SF, 41.2% ALA, 46.5% of underwritten net operating income)

The Wharf Property includes four, LEED-certified properties totaling 928,154 SF of office space (the “Office Component”) constructed between 2017 and 2022. Tenant suites range in size from 161 SF to 288,026 SF. As of February 2025, the Office Component is 93.4% leased to 18 tenants with a weighted average remaining lease term of 11.2 years. Major office tenants include Pharmaceutical Research & Manufacturers of America (“PhRMA”), Williams and Connolly LLP (AM Law 100), Mercedes-Benz North American Corporation and Cisco Systems, Inc. (“Cisco”).

Retail (446,764 SF, 19.4% ALA, 19.1% of underwritten net operating income)

The Wharf Property includes 446,764 SF of retail space (the “Retail Component”) constructed between 2017 and 2022. The Retail Component includes The Anthem (a concert venue), three Michelin-rated restaurants and a restaurant owned by a James Beard Award-winning chef. The Anthem is fully leased through September 2037 and hosted 166 events in 2024, with 128 performance events and 38 non-performance events. The Anthem attracted approximately 482,635 patrons in 2024 and averaged 3,771 attendees per show. As of February 2025, the Retail Component was 92.1% leased to 91 tenants. Between 2022 and 2024, retail sales experienced a 64.4% increase on average, with restaurants accounting for 73.7% of the total 2024 retail sales volume.

Multifamily (904 units, 15.6% ALA, 11.2% of underwritten net operating income)

The Wharf Property includes three, Class A multifamily properties totaling 904 units and 603,232 SF (the “Multifamily Component”). In total, there are 430 one-bedrooms, 233 two-bedrooms and 241 studio units, with unit sizes ranging from 337 SF to 1,457 SF. There are 314 parking spaces designated to the Multifamily Component. The Multifamily Component includes 568 market-rate units (62.8% of total units) and 336 affordable and workforce units (37.2% of total units). As of March 2025, the Multifamily Component is 90.8% occupied with an average in-place rent of $2,310/unit.

Hospitality (412 keys, 10.4% ALA, 10.6% of underwritten net operating income)

The Wharf Property includes two hotels totaling 412 keys: the 237-key Hyatt House (the “Hyatt House Property”) and the 175-key Canopy (the “Canopy Property”, and together with the Hyatt House Property, the “Hospitality Component”), both of which were constructed in 2017.

The Hyatt House Property is a 9-story, 237-room, extended stay hotel operating under a franchise agreement with Hyatt through October 31, 2042. Amenities at the Hyatt House Property include a meeting space, a free breakfast, an indoor swimming pool, a fitness center, a business center, a guest laundry room, a sundries shop, and vending and ice machines. The Hyatt House guestroom configuration consists of 146 extended stay and 91 standard rooms.

The Canopy Property is a 10-story, 175-room, full service hotel operating under a franchise agreement with Hilton through October 31, 2037. Amenities at the Canopy Property include a meeting space, a business center, a fitness center, vending and ice machines, a guest laundry room, and a sundries shop. The Canopy Property guestroom configuration consists of 95 king rooms, 55 double rooms and 25 suites.

Garage (1,175 spaces, 11.8% ALA, 11.5% of underwritten net operating income)

The Wharf Property includes two garages totaling 2,575 parking spaces, with 1,175 spaces available for public use. These facilities are designed to handle high traffic volumes and accommodate the needs of over 8 million annual visitors. The garages are positioned across The Wharf Property to serve the diverse needs of The Wharf’s mixed-use environment, including residential units, office spaces, retail outlets and hotel accommodations at various demand levels.

Marina (220 docks, 1.5% ALA, 1.0% of underwritten net operating income)

At the base of The Wharf, the marina features 220 docks. The marina has 300 feet of alongside dockage and 10-15' of depth. The marina has a fuel dock, a dock shop, and clubhouse amenities that include on-site security 24 hours a day.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
68

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The following table presents certain information for The Wharf Properties:

Wharf Properties Summary
Property	Year Built	Property Type	Allocated Loan Amount	% of Senior Loan	Size(1)	Occ.	UW NOI	% UW NOI	Appraised Value
670-680 Maine	2022	Office	$166,778,297	23.2%	500,981	92.2%	$28,672,930	26.5%	$396,000,000
1000 Maine	2018	Office	$82,968,504	11.5%	249,251	95.2%	$14,515,453	13.4%	$197,000,000
800 Maine	2017	Office	$31,978,752	4.5%	149,515	100.0%	$4,754,249	4.4%	$75,100,000
580 Water (Pier 4)	2018	Office	$14,362,185	2.0%	28,407	63.6%	$2,354,222	2.2%	$34,100,000
Office Subtotal			296,087,738	41.2%	928,154	93.4%	50,296,854	46.5%	$702,200,000
Phase I Retail	2017, 2018	Retail	$73,515,234	10.2%	215,398	84.4%	$9,870,844	9.1%	$171,000,000
Phase II Retail	2022	Retail	$37,693,199	5.2%	91,136	98.0%	$6,166,020	5.7%	$89,500,000
The Anthem	2017	Other	$28,322,655	3.9%	140,230	100.0%	$4,622,926	4.3%	$63,800,000
Retail Subtotal			139,531,088	19.4%	446,764	92.1%	20,659,790	19.1%	$324,300,000
The Channel	2017	Multifamily	$63,762,605	8.9%	501	92.0%	$7,799,440	7.2%	$151,400,000
The Tides	2022	Multifamily	$32,081,809	4.5%	255	87.5%	$2,822,008	2.6%	$77,700,000
Incanto	2017	Multifamily	$16,541,120	2.3%	148	92.6%	$1,507,143	1.4%	$40,800,000
Multifamily Subtotal			112,385,535	15.6%	904	90.8%	12,128,591	11.2%	$269,900,000
Hyatt House	2017	Hospitality	$42,560,750	5.9%	237	79.8%	$6,892,293	6.4%	$103,000,000
Canopy	2017	Hospitality	$32,383,271	4.5%	175	78.5%	$4,554,527	4.2%	$77,800,000
Hospitality Subtotal			74,944,021	10.4%	412	79.3%	11,446,820	10.6%	$180,800,000
Garage (Ph I)	2017	Parking Garage	$51,230,221	7.1%	683	NAP	$8,544,110	7.9%	$115,400,000
Garage (Ph II)	2022	Parking Garage	$33,861,133	4.7%	492	NAP	$3,905,694	3.6%	$80,400,000
Garage Subtotal			85,091,354	11.8%	1,175	NAP	12,449,804	11.5%	$195,800,000
Marina	2019, 2022	Marina	$10,560,265	1.5%	NAP	NAP	$1,121,035	1.0%	$27,400,000
Total / Wtd. Avg.			$718,600,000		2,241,794(1)	93.0%(2)	$108,102,894		$1,730,000,000(3)

(1)	Size represents square footage for office and retail properties, number of units for multifamily properties, number of keys for hospitality properties, and number of spaces for garage properties. The Total Size includes square footage attributable to the Multifamily Component (603,232 SF) and the Hospitality Component (263,644 SF).
(2)	Total / Wtd. Avg. Occ represents the weighted average occupancy of the office and retail space totaling 1,374,918 SF. The Commercial Component was 93.0% leased as of February 1, 2025 (Office Component - 93.4% and Retail Component – 92.1%). As of March 31, 2025 the Multifamily Component was 90.8% occupied and the Hospitality Component was 79.3% occupied as of TTM March 2025.
(3)	The appraised value represents the “As-Portfolio” Appraised Value for The Wharf Properties of $1,730,000,000, which reflects a portfolio premium of 1.7%, as of dates ranging from February 21, 2025 to March 4, 2025. The sum of the individual appraised values is $1,700,400,000, which equates to a Cut-off Date LTV Ratio and LTV Ratio at Maturity of 42.3% and 42.3%, respectively.

Major Tenants.

Williams & Connolly LLP (313,485 SF, 22.8% of commercial NRA, 27.4% of underwritten commercial base rent, 10/31/2038 lease expiration). Williams & Connolly LLP (“Williams & Connolly”) is an American law firm founded in 1967 and based in Washington, D.C. Williams & Conolly has over 370 attorneys specializing in commercial litigation. The firm’s clients include major global companies including Pfizer, Disney, Samsung, Intel, Bank of America, Google, The Carlyle Group, Medtronic, AstraZeneca, Genentech, Eli Lilly, 21st Century Fox, and HSBC. Williams & Connolly has been a tenant at the 670-680 Maine property since 2022 and has a lease expiring in October 2038 with either one, 10-year renewal option or two, five-year renewal options. Williams & Connolly LLP has a termination option with 24 months’ notice with an effective date of October 31, 2033.

Anthem (140,230 SF, 10.2% of commercial NRA; 4.2% of underwritten commercial base rent, 9/29/2037 lease expiration). Anthem leases 100% of The Anthem and operates as an entertainment venue. Anthem attracted more than 482,635 patrons in 2024, with its capacity to accommodate up to 6,000 people. The Anthem's event schedule included 161 total events hosted in 2024 and 173 total events budgeted for 2025. The Anthem has been a retail tenant at The Wharf Property since 2017 and has a lease expiring on September 29, 2037 with two, four-year and 11 months renewal options and no termination options.

Pharmaceutical Research and Manufacturers of America (76,470 SF; 5.6% of commercial NRA; 7.5% of underwritten commercial base rent, 7/31/2041 lease expiration). Pharmaceutical Research and Manufacturers of America (“PhRMA”) is an American trade group representing companies in the pharmaceutical industry. Founded in 1958 and headquartered in Washington, D.C, PhRMA lobbies on behalf of pharmaceutical companies. PhRMA has

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
69

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

been an office tenant at the 670-680 Maine property since 2024 and is on a lease expiring on July 31, 2041 with either one, 10-year renewal option or two, 5-year renewal options. PhRMA has a termination option with 24 months’ notice with an effective date of July 31, 2036.

The following table presents certain information relating to the tenancy of the Commercial Component at The Wharf Property:

Top Tenant Summary
Tenant Name	Credit Rating (Fitch/Moody's/ S&P)(1)	Tenant type	Tenant SF	Approx. % of SF(2)	Annual UW Rent(3)	% of Total Annual UW Rent(2)	Annual UW Rent PSF(3)	Termination Option (Y/N)	Lease Expiration	Renewal Options
Major Tenants
Williams & Connolly LLP	NR/NR/NR	Office	313,485	22.8%	$19,159,432	27.4%	$61.12	Y(4)	10/31/2038	Various(5)
Anthem	NR/NR/NR	Retail	140,230	10.2%	$2,971,816	4.2%	$21.19	N	9/29/2037	(6)
PhRMA	NR/NR/NR	Office	76,470	5.6%	$5,232,077	7.5%	$68.42	Y(7)	7/31/2041	Various(8)
Washington Gas Light Company	A/NR/A-	Office	70,056	5.1%	$3,929,432	5.6%	$56.09	N	10/31/2034	1 x 5 Yr
Kelley Drye & Warren LLP(9)	NR/NR/NR	Office	65,308	4.7%	$4,326,655	6.2%	$66.25	Y(10)	8/31/2042	Various(11)
Total/Wtd. Avg.			665,549	48.4%	35,619,412	50.9%	$53.52

Non-Major Tenants			612,389	44.5%	$34,351,442	49.1%	$56.09
Occupied Collateral Total			1,277,938	93.0%	$69,970,854	100.0%	$54.75
Vacant Space			96,980	7.0%
Total/Wtd. Avg.			1,374,918	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Represents the % of SF based on the total net rental area for the Commercial Component of 1,374,918 and the % of Total Annual UW Base Rent for the Commercial Component of $69,970,854.
(3)	Annual UW Rent and Annual UW Rent PSF include contractual rent steps through March 2026 totaling $1,527,852.
(4)	Williams & Connolly LLP has a termination option with 24 months’ notice effective October 31, 2033.
(5)	Williams & Connolly LLP has either one, 10-year renewal option or two, 5-year renewal options.
(6)	Anthem has two, four-year and 11 months renewal options.
(7)	PhRMA has a termination option with 24 months’ notice effective July 31, 2036.
(8)	PhRMA has either one, 10-year renewal option or two, 5-year renewal options.
(9)	Kelley Drye & Warren LLP has executed a lease but not yet taken occupancy or commenced paying rent. Kelley Drye & Warren LLP has a lease commencement date on (and is anticipated to take occupancy by) January 1, 2026 and is required to commence paying rent on that date. We cannot assure you that Kelley Drye & Warren will take occupancy or commence paying rent as anticipated or at all.
(10)	Kelley Drye & Warren LLP has the right to contract its space by 6,700 SF effective September 30, 2036 with 20 months’ notice by paying a fee of approximately $1,362,352.
(11)	Kelley Drye & Warren LLP has either one, 10-year renewal option or two, 5-year renewal options.

The following table presents certain information relating to the lease rollover schedule of the Commercial Component at The Wharf Property:

Lease Rollover Schedule(1)(2)(3)
Year	# of Leases Rolling	SF Rolling	UW Rent PSF Rolling	Approx. % of Total SF Rolling	Approx. Cumulative % of SF Rolling	Total UW Rent Rolling	Approx. % of Total Rent Rolling	Approx. Cumulative % of Total Rent Rolling
MTM/2025	1	25	$955.24	0.0%	0.0%	$23,881	0.0%	0.0%
2026	1	1,180	$59.70	0.1%	0.1%	$70,449	0.1%	0.1%
2027	15	37,290	$59.84	2.7%	2.8%	$2,231,547	3.2%	3.3%
2028	10	51,958	$54.43	3.8%	6.6%	$2,828,267	4.0%	7.4%
2029	4	18,156	$52.69	1.3%	7.9%	$956,689	1.4%	8.7%
2030	7	14,947	$62.21	1.1%	9.0%	$929,887	1.3%	10.1%
2031	4	55,362	$11.08	4.0%	13.0%	$613,469	0.9%	10.9%
2032	18	100,026	$56.65	7.3%	20.3%	$5,666,231	8.1%	19.0%
2033	16	72,678	$74.06	5.3%	25.6%	$5,382,498	7.7%	26.7%
2034	21	160,955	$58.11	11.7%	37.3%	$9,352,400	13.4%	40.1%
2035	3	35,173	$63.82	2.6%	39.8%	$2,244,832	3.2%	43.3%
Thereafter	21	730,188	$54.33	53.1%	92.9%	$39,670,703	56.7%	100.0%
Vacant	0	96,980	$0.00	7.1%	100.0%	$0	0.0%
Total/Wtd. Avg.	121	1,374,918	$54.75(4)	100.0%		$69,970,854	100.0%
(1)	Information obtained from the underwritten rent roll dated March 31, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(3)	Represents lease expiration information related to the Commercial Component.
(4)	Total/Wtd. Avg. UW Rent PSF Rolling excludes vacant space.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
70

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The following table presents certain information relating to the unit mix of the Multifamily Component at The Wharf Property:

Unit Mix Summary (The Wharf Consolidated – Market Rate)
Unit Type	Total No. of Units	Occupied Units	% of Total Units	Occupancy	Average Unit Size (SF)	Average Underwritten Monthly Rent per Unit
Studio	152	149	16.8%	98.0%	380	$1,900
1 Bedroom, 1 Bathroom	266	241	29.4%	90.6%	655	$2,656
1 Bedroom, 1 Bathroom - PH	2	1	0.2%	50.0%	972	$6,000
1 Bedroom, 2 Bathroom	5	4	0.6%	80.0%	1,032	$3,410
2 Bedrooms, 1 Bathrooms	5	5	0.6%	100.0%	794	$3,277
2 Bedrooms, 2 Bathrooms	137	111	15.2%	81.0%	1,008	$4,005
2 Bedrooms, 2 Bathrooms -PH	1	1	0.1%	100.0%	1,457	$10,446
Total/Weighted Average	568	512	62.8%	90.1%	674	$2,762

Unit Mix Summary (The Wharf Consolidated – Affordable)(1)
Unit Type	Total No. of Units	Occupied Units	% of Total Units	Occupancy	Average Unit Size (SF)	Average Underwritten Monthly Rent per Unit
Studio	89	80	9.8%	89.9%	404	$1,211
1 Bedroom, 1 Bathroom	154	141	17.0%	91.6%	639	$1,514
1 Bedroom, 2 Bathroom	3	3	0.3%	100.0%	895	$1,906
2 Bedrooms, 1 Bathrooms	19	18	2.1%	94.7%	843	$2,021
2 Bedrooms, 2 Bathrooms	71	67	7.9%	94.4%	950	$1,935
Total/Weighted Average	336	309	37.2%	92.0%	656	$1,560
(1)	The affordable housing covenants pertain to set-asides for low-income households (30% of area median income (“AMI”)), moderate income households (60% of AMI), Tier 1 workforce households (between 60% and 100% of AMI) and Tier 2 workforce households (between 100% and 120% of AMI). The affordable housing and workforce housing restrictions expire on June 30, 2064 (50 years from the June 30, 2014 effective date of the Affordable Housing Covenant agreement with the District of Columbia).

The following table presents historical occupancy, ADR, and RevPAR penetration rates of the Hyatt House Property:

Historical Occupancy, ADR, RevPAR(1)
	Competitive Set(2)(3)			Hyatt House Property			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
12/31/2023 TTM	75.3%	$230.03	$173.18	76.5%	$263.18	$201.26	101.6%	114.4%	116.2%
12/31/2024 TTM	75.6%	$238.24	$180.09	78.9%	$270.09	$213.21	104.4%	113.4%	118.4%
3/31/2025 TTM	75.3%	$243.50	$183.45	79.6%	$272.87	$217.22	105.7%	112.1%	118.4%
(1)	Source: Industry Report, unless otherwise indicated.
(2)	The variances between the underwriting, the appraisal and industry report data with respect to Occupancy, ADR and RevPAR are attributable in part to variances in reporting methodologies and/or timing differences.
(3)	The competitive set includes Residence Inn Washington, DC National Mall, Courtyard Washington Capitol Hill/Navy Yard, Hampton Inn & Suites Washington DC-Navy Yard, Hyatt Place Washington DC/National Mall, Homewood Suites by Hilton Washington DC Capitol Navy Yard and Residence Inn Washington Capitol Hill/Navy Yard.

The following table presents historical occupancy, ADR, and RevPAR penetration rates of the Canopy Property:

Historical Occupancy, ADR, RevPAR(1)
	Competitive Set(2)(3)			Canopy Property			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
12/31/2023 TTM	71.2%	$256.26	$182.40	76.3%	$277.03	$211.37	107.2%	108.1%	115.9%
12/31/2024 TTM	75.3%	$259.22	$195.22	79.3%	$272.44	$215.96	105.3%	105.1%	110.6%
3/31/2025 TTM	75.2%	$267.13	$200.93	78.5%	$280.43	$220.24	104.4%	105.0%	109.6%
(1)	Source: Industry Report, unless otherwise indicated.
(2)	The variances between the underwriting, the appraisal and industry report data with respect to Occupancy, ADR and RevPAR are attributable in part to variances in reporting methodologies and/or timing differences.
(3)	The competitive set includes Tribute Portfolio The Ven at Embassy Row, Kimpton The Hotel George, Courtyard Washington Capitol Hill/Navy Yard, Hyatt Place Washington DC/National Mall, InterContinental Washington DC The Wharf and Thompson Hotels Washington DC.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
71

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Wharf Property:

Cash Flow Analysis
	2022	2023	2024	3/31/2025 TTM	UW	UW PSF(1)
Gross Potential Rent	$74,874,917	$98,237,512	$103,815,339	$105,637,537	$123,159,888(2)	$62.26
Credit Rent	$0	$0	$0	$0	$741,424	$0.37
Vacancy	($14,527,793)	($6,112,860)	($7,770,440)	($9,261,900)	($8,281,851)	($4.19)
Total Base Rent	$60,347,124	$92,124,652	$96,044,899	$96,375,637	$115,619,461	$58.45
Percentage Rent	$3,562,065	$3,839,293	$3,162,795	$3,019,851	$2,755,650	$1.39
(Concessions)	($403,114)	($563,408)	($381,657)	($383,034)	($383,034)	($0.19)
Total Expense Reimbursements	$18,008,710	$26,253,287	$31,148,986	$31,140,784	$37,753,567	$19.09
Net Rental Income	$81,514,785	$121,653,824	$129,975,023	$130,153,237	$155,745,644	$78.73
Hotel Rooms Revenue	$26,490,158	$30,910,420	$32,372,748	$32,904,617	$32,904,617	$79,866
Hotel F&B Revenue	$3,975,026	$3,430,866	$3,336,409	$3,265,132	$3,265,132	$7,925
Hotel Other Departmental Revenue	$489,968	$603,550	$568,344	$566,453	$566,453	$1,375
Hotel Miscellaneous Income	$68,256	$189,066	$309,216	$301,644	$301,644	$732
Hotel Revenue	$31,023,407	$35,133,902	$36,586,716	$37,037,845	$37,037,845	$89,898
Other Income	$11,182,961	$12,671,375	$10,475,549	$10,706,546	$10,183,146	$5.15
Effective Gross Income	$123,721,154	$169,459,101	$177,037,288	$177,897,628	$202,966,635	$102.60
Hotel Rooms Expense	$5,301,095	$6,703,143	$7,095,715	$7,193,068	$7,193,068	$17,459
Hotel F&B Expense	$3,529,195	$3,849,731	$3,587,687	$3,505,014	$3,505,014	$8,507
Hotel Other Operated Departments Expense	$80,299	$95,926	$87,999	$80,598	$80,598	$196
Hotel Departmental Expenses	$8,910,589	$10,648,799	$10,771,401	$10,778,680	$10,778,680	$26,162

Real Estate Taxes	$9,168,349	$14,388,358	$17,078,754	$17,334,101	$18,444,655	$9.32
Insurance	$1,793,832	$2,327,175	$2,580,797	$2,740,951	$2,312,344	$1.17
Management Fee	$2,110,885	$2,807,326	$2,340,107	$2,298,983	$2,663,710	$1.35
Other Operating Expenses	$33,716,575	$44,309,007	$43,979,457	$44,933,782	$45,852,007	$23.18
Commercial Expenses	$46,789,642	$63,831,867	$65,979,114	$67,307,817	$69,272,716	$35.02

Hotel Real Estate Taxes	$2,062,162	$2,645,632	$2,257,700	$2,339,460	$2,365,859	$5,742
Hotel Insurance	$290,213	$313,488	$252,560	$259,336	$259,814	$631
Hotel Management Fee	$858,147	$966,522	$1,096,741	$1,112,316	$1,111,135	$2,697
Hotel Other Operating Expenses	$9,328,135	$10,260,493	$10,775,500	$11,034,216	$11,075,537	$26,882
Hotel Expenses	$12,538,657	$14,186,135	$14,382,500	$14,745,327	$14,812,345	$35,952
Total Expenses	$68,238,888	$88,666,801	$91,133,015	$92,831,824	$94,863,741	$47.96

Net Operating Income	$55,482,266(4)	$80,792,301(4)	$85,904,273	$85,065,804(5)	$108,102,894(5)	$54.65
CapEx	$0	$0	$0	$0	$455,784	$0.23
TI/LC	$0	$0	$0	$0	$2,469,376	$1.25
FF&E	$0	$0	$1,463,469	$1,481,514	$1,481,514	$3,596
Net Cash Flow	$55,482,266	$80,792,301	$84,440,804	$83,584,290	$103,696,220	$52.42

Occupancy %(6)	NAV	NAV	NAV	93.0%(6)	93.0%(3)
NOI DSCR(7)	1.40x	2.04x	2.17x	2.15x	2.73x
NCF DSCR(7)	1.40x	2.04x	2.13x	2.11x	2.62x
NOI Debt Yield(7)	7.7%	11.2%	12.0%	11.8%	15.0%
NCF Debt Yield(7)	7.7%	11.2%	11.8%	11.6%	14.4%
(1)	Represents (i) UW PSF based on the NRSF for the Office Component, Retail Component and Multifamily Component totaling 1,978,150 and (ii) UW per key for “Hotel” line items based on the total rooms for the Hospitality Component totaling 412 keys.
(2)	Includes contractual rent steps through March 2026 totaling $1,527,852.
(3)	Represents/reflects the underwritten occupancy for the Commercial Component. The underwritten economic vacancy, based on the Commercial Component, is 7.0%. The underwritten economic vacancy of all of The Wharf Properties is 8.1%.
(4)	The increase in Net Operating Income between 2022 and 2023 was primarily due to the completion of Phase II (783,576 SF of office, retail, multifamily, and parking garage space) in October 2022.
(5)	The increase in Net Operating Income between 3/31/2025 TTM and UW is primarily due to (i) eight new and renewal office leases totaling 216,539 SF ($14,094,922 of underwritten base rent) commencing between June 2024 and January 2026, (ii) 13 new and renewal retail leases totaling 21,632 SF ($1,327,108 of underwritten base rent) commencing between March 2024 and July 2026, and (iii) UW Total Base Rent includes contractual rent steps through March 2026 totaling $1,527,852 and rent averaging for investment grade tenants totaling $741,424.
(6)	The Commercial Component was 93.0% leased as of February 1, 2025 (Office Component - 93.4% and Retail Component – 92.1%). As of March 31, 2025, the Multifamily Component was 90.8% leased.
(7)	The NOI DSCR, NCF DSCR, NOI Debt Yield and NCF Debt Yield are based on The Wharf Senior Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
72

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

Appraisal. The appraisal concluded to an “as-is portfolio” Appraised Value for The Wharf of $1,730,000,000, which reflects a portfolio premium of 1.74%, as of dates ranging from February 21, 2025 to March 4, 2025. The aggregate as-is appraised values of The Wharf Properties is $1,700,400,000 as of dates ranging from February 21, 2025 to March 4, 2025.

Property	Appraised Value(1)	Capitalization Rate(1)
The Wharf	$1,700,400,000	6.36%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessments as of dates ranging from September 4, 2024 to September 12, 2024, there was no evidence of any recognized environmental conditions at The Wharf Properties.

The Market. The Wharf Property is located in Washington D.C., approximately 3.0 miles from the central business district and 3.5 miles northeast of Reagan National Airport. The larger development stretches across almost 1 mile of waterfront on 24 acres, encompassing more than 3 million SF of residential, retail, commercial, hotel, cultural, and public space and more than 50-acres of water. Major employers include all the branches of the Federal government, the municipal government, the court systems as well as the support services, such as law and public relations firms.

According to a third-party market research report, the Office Component is situated within the Southwest submarket of the Washington – D.C. office market. As of March 2025, the Southwest submarket reported inventory of approximately 13.8 million SF with an 14.9% vacancy and average asking rents of $51.78 PSF.

According to a third-party market research report, the Retail Component is located within the Southwest submarket of the Washington – D.C. retail market. As of February 2025, the Southwest submarket reported total inventory of approximately 398,104 SF with a 11.4% vacancy rate and average asking rent of $32.11 PSF.

According to a third-party market research report, the Multifamily Component is located within the Southwest/Navy Yard submarket of the Washington – D.C. multifamily market. As of June 2025, the Southwest/Navy Yard multifamily submarket reported total inventory of 21,152 units with a 15.8% vacancy rate and average asking rents of $2,992 per unit (per month).

The Borrowers and the Borrower Sponsor. The borrowers comprise 27 entities: Wharf Horizontal REIT Leaseholder LLC, Wharf Phase 1 Retail REIT Leaseholder LLC, Wharf Phase 1 REIT WH Leaseholder LLC, Wharf Phase 1 Apartment REIT Leaseholder A LLC, Wharf Phase 1 Apartment REIT Leaseholder B LLC, Wharf 3A Office REIT Leaseholder LLC, Wharf 3A-8 Office REIT Leaseholder LLC, Wharf Phase 2 Retail REIT Leaseholder LLC, Wharf 1 Office REIT Leaseholder LLC, Wharf 5 Hotel REIT Leaseholder LLC, Wharf 5 Hotel East REIT Leaseholder LLC, Wharf Phase 2 Parcel 5 Retail REIT Leaseholder LLC, Wharf Piers 3 & 4 LLC, Wharf 1 Office REIT Parking Lessee LLC, Wharf 3A Office REIT Parking Lessee LLC, Wharf 3A-8 Office REIT Parking Lessee LLC, Wharf 3A Office Floors 9-11 REIT Parking Lessee LLC, Wharf Phase 1 Apartment REIT Parking Lessee A LLC, Wharf Phase 1 Apartment REIT Parking Lessee B LLC, Wharf 5 Hotel REIT Parking Lessee LLC, Wharf 5 Hotel East REIT Parking Lessee LLC, Wharf 5 Hotel TRS Leaseholder LLC, Wharf 5 Hotel East TRS Leaseholder LLC, Wharf Phase 3 REIT Leaseholder LLC, Wharf Fish Market REIT Leaseholder LLC, Wharf Gangplank Marina Leaseholder LLC and Wharf Phase 1 Apartment TRS Leaseholder LLC. Each borrower is a single purpose, Delaware limited liability company with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of The Wharf Whole Loan. The borrower sponsor and non-recourse carveout guarantor is PSPIB-RE Finance II Inc., a Canadian corporation. PSPIB-RE Finance II Inc. is a directly controlled subsidiary and affiliate of the Public Sector Pension Investment Board.

Public Sector Pension Investment Board (“PSP”) was founded in 1999 and has become one of the largest pension investment managers in Canada, with $264.9 billion in assets under management. PSP invests funds for the pension plans of the Federal Public Service, the Canadian Forces, the Royal Canadian Mounted Police and the Canadian Reserve Force. As of fiscal year end 2024, PSP managed $67.2 billion in gross asset value ($27.2 billion net asset value, which is 10.3% of total AUM) of commercial real estate assets in major international markets. PSP invests globally across asset classes, with major exposure in residential (30.9%), industrial (24.7%) and office properties (22.0%). PSP’s largest geographic concentration is in the United States at 47.4%, with additional significant exposure in Europe and Canada at 21.8% and 17.0%, respectively.

Property Management. The Wharf Property is managed by Bozzuto Management Company, Concord Hospitality Enterprises Company, Oasis Marina LLC, CBRE, Inc., Colonial Parking, Inc., and District Wharf Properties LLC.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
73

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

Initial and Ongoing Reserves.

Real Estate Taxes – During the continuance of a Cash Trap Event Period (as defined below), the borrowers are required to reserve monthly 1/12th of the annual estimated tax payments payable during the next ensuing 12 months.

Insurance – During the continuance of a Cash Trap Event Period, the borrowers are required to reserve monthly 1/12th of the annual estimated insurance payments, unless The Wharf Property is insured under a blanket policy meeting the requirements set forth in the related loan agreement (in which case, no insurance escrows will be required, notwithstanding the continuance of a Cash Trap Event Period).

Replacement Reserve – During the continuance of a Cash Trap Event Period, the borrowers are required to reserve monthly an amount equal to the sum of (a) the aggregate square footage of the commercial properties (excluding the non-traditional commercial properties) multiplied by $0.20 and (b) the product of $200 per unit for each of the residential properties (initially estimated to be $37,982 as of the closing date).

TI/LC Reserve – During the continuance of a Cash Trap Event Period, the borrowers are required to reserve monthly an amount equal to 1/12th of the amount equal to the aggregate square footage of each of the commercial properties (excluding the non-traditional commercial properties) multiplied by $1.00.

FF&E Reserve – During the continuance of a Cash Trap Event Period, the borrowers are required to reserve monthly an amount equal to the greater of (i) 4% of the operating income for the Hospitality Component for the calendar month that is two calendar months prior to the calendar month in which the payment date occurs and (ii) the amount actually required by the franchisor pursuant to the franchise agreement.

Existing TI/LC Reserve – The Wharf Whole Loan documents required an upfront deposit equal to $18,758,819 for outstanding tenant improvements and leasing commissions related to 11 tenants.

Rent Concession Reserve – The Wharf Whole Loan documents required an upfront deposit equal to $26,973,955 for outstanding rent concessions related to 10 tenants.

Lockbox and Cash Management. The Wharf Whole Loan is structured is structured with a hard lockbox for the Commercial Component, and a soft lockbox for the remaining collateral and springing cash management. The borrowers are required to direct tenants to pay rent directly into such lockbox account. The borrowers are permitted to collect rents received from any of the Hospitality Component, Multifamily Component, parking garages and the marina, provided, (a) such amounts will be deemed to be collateral and are required to be held in trust for the benefit, and as the property, of the lender, (b) such amounts may not be commingled with any other funds or property of the borrowers or the applicable manager and (c) the borrowers are required to deposit such amounts in the lockbox account within 2 business days of the receipt. Prior to the occurrence of a Cash Trap Event Period, all funds in the lockbox account are required to be distributed to the borrowers. During a Cash Trap Event Period, funds in the lockbox account are required to be swept on a weekly basis to a lender-controlled cash management account. Any excess cash flow remaining after satisfaction of the waterfall items outlined in The Wharf Whole Loan documents is required to be swept to an excess cash flow subaccount controlled by the lender as additional security for The Wharf Whole Loan during the continuance of the Cash Trap Event Period.

A “Cash Trap Event Period” will commence upon the earlier of the following:

(i)	the occurrence and continuance of an event of default under The Wharf Whole Loan;
(ii)	the net cash flow debt service coverage ratio (“NCF DSCR”) based on The Wharf Whole Loan and The Wharf Mezzanine Loan being less than 1.15x for two consecutive calendar quarters; or
(iii)	the occurrence and continuance of an event of default under The Wharf Mezzanine Loan.

A Cash Trap Event Period will end upon the occurrence of the following:

●	with regard to clause (i) above, upon the cure of such event of default under The Wharf Whole Loan;
●	with regard to clause (ii) above, (a) upon the date that the NCF DSCR is equal to or greater than 1.15x for two consecutive calendar quarters, (b) the borrowers either make a prepayment of The Wharf Whole Loan and The Wharf Mezzanine Loan on a pro rata and pari passu basis in an amount which, after giving effect to such prepayment results in the NCF DSCR being at least 1.15x or deposit an amount with the lender that, if applied to pay down the outstanding principal balance of The Wharf Whole Loan and The Wharf Mezzanine Loan would result in the NCF DSCR being at least 1.15x, or (c) PSPIB-RE Finance II Inc., one or more affiliated investment grade rated entities or another person approved by the lender delivers to the lender a guaranty in an amount that, if applied to pay down the outstanding principal balance of The Wharf Whole Loan and The Wharf Mezzanine Loan, would result in the NCF DSCR being at least 1.15x; and
●	with regard to clause (iii) above, upon the cure of such event of default under The Wharf Mezzanine Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
74

Various – Various Various Washington, DC 20024	Collateral Asset Summary – Loan No. 4 The Wharf	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 41.5% 2.62x 15.0%

Subordinate Debt. The Wharf Property also secures The Wharf Subordinate Companion Loan, which has an aggregate Cut-off Date principal balance of $306,400,000. The Wharf Subordinate Companion Loan is coterminous with The Wharf Senior Loan and accrues interest at the weighted average interest rate for Components C-2, D, E and HRR. The Wharf Senior Loan is senior in right of payment to The Wharf Subordinate Companion Loan. The holders of The Wharf Senior Loan and The Wharf Subordinate Companion Loan have entered into a co-lender agreement which sets forth the allocation of collections on The Wharf Whole Loan. See “Description of the Mortgage Pool—The Whole Loans—The Wharf Pari Passu-AB Whole Loan”.

Subordinate Note Summary
	B-Note Original Principal Balance	B-Note Interest Rate	Original Term (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	Whole Loan UW NCF DSCR	Whole Loan UW NOI DY	Whole Loan Cutoff Date LTV
The Wharf Subordinate Companion Loan	$306,400,000	7.444%	60	0	60	1.65x	10.5%	59.2%

Mezzanine Loan and Preferred Equity. Concurrently with the funding of The Wharf Whole Loan, OP USA Debt Holding II Limited Partnership (“Oxford”) funded a mezzanine loan (“The Wharf Mezzanine Loan”) in the amount of $125,000,000 secured by the mezzanine borrowers’ equity interests in the borrowers under The Wharf Whole Loan as collateral for The Wharf Mezzanine Loan. The Wharf Mezzanine Loan is coterminous with The Wharf Whole Loan. The Wharf Mezzanine Loan accrues interest at a rate of 10.0000% per annum to be paid as part of each monthly debt service payment amount and is interest-only through the loan term. A mezzanine intercreditor agreement was executed at loan origination.

Mezzanine Loan Summary
	Mezzanine Original Principal Balance	Mezzanine Interest Rate	Mezzanine Loan Term	Mezzanine Amortization Term	Mezzanine IO Period	Total Debt UW NCF DSCR	Total Debt UW NOI DY	Total Debt Cut-off Date LTV Ratio	Total Debt Maturity Date LTV Ratio
The Wharf Mezzanine Loan	$125,000,000	10.00%	60	0	60	1.37x	9.4%	66.5%	66.5%

Release of Property. Provided no event of default is ongoing, The Wharf Whole Loan documents provide that the borrowers may obtain the partial release of any of four individual properties: the 800 Maine office property ($45,614,000 allocated loan amount, 4.5% of ALA), the Hyatt House Property ($60,708,000 allocated loan amount, 5.9% of ALA), the Canopy Property ($46,191,000 allocated loan amount, 4.5% of ALA) or the Marina ($15,063,000 allocated loan amount, 1.5% of ALA), subject to certain conditions, including:

(i)	partial prepayment with the applicable yield maintenance premium or, at any time following the expiration of the defeasance lockout period, partial defeasance of The Wharf Whole Loan, in each case in an amount equal to 110% of the allocated loan amount for the related release property;
(ii)	the post-release debt yield for the remaining properties will be at least equal to the greater of (A) the pre-release debt yield or (B) 8.5% (the “Release Debt Yield”); provided, however, that the borrowers may satisfy any the Release Debt Yield deficiency by (x) prepaying an additional amount of The Wharf Whole Loan together with the applicable yield maintenance premium therefor or defeasing an additional amount of The Wharf Whole Loan, (y) depositing cash collateral or (z) delivering a letter of credit;
(iii)	if The Wharf Mezzanine Loan is outstanding, concurrently with the payment of the release price, the mezzanine borrowers are required to make a partial prepayment on The Wharf Mezzanine Loan equal to the applicable mezzanine release price;
(iv)	an opinion of counsel that the partial release satisfies applicable REMIC requirements; and

Ground Lease. The Wharf Property is subject to 13 ground leases with the District of Columbia. 12 of the 13 ground leases expire on April 24, 2113, with the Fish Market lease expiring April 23, 2064 with one, 49 year extension option. Each ground tenant has prepaid rent in full for the term.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
75

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
76

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
77

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Recapitalization / Acquisition	Properties Type – Subtype:	Self Storage – Self Storage
Borrower Sponsor(s):	Prime Storage NC, L.P.	Collateral:	Fee
Borrower(s):	Prime Storage Chopt Road Richmond, LLC, Prime Storage Eastpointe, LLC, Prime Storage Rocklin, LLC and Prime Storage Bridgewater, LLC	Location(2):	Various, Various
Original Balance:	$40,500,000	Year Built / Renovated(2):	Various / NAP
Cut-off Date Balance:	$40,500,000	Property Management:	Prime Group Holdings LLC
% by Initial UPB:	6.5%	Size:	316,223 SF
Interest Rate:	5.87000%	Appraised Value / Per SF(3):	$62,500,000 / $198
Note Date:	June 26, 2025	Appraisal Date(3):	Various
Original Term:	60 months	Occupancy:	88.9% (as of June 18, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	88.6%
Original Amortization:	NAP	Underwritten NOI:	$3,247,505
Interest Only Period:	60 months	Underwritten NCF:	$3,247,505
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,961,573 (TTM May 31, 2025)
Additional Debt Balance:	NAP	2024 NOI(4):	$2,947,759
Call Protection:	L(25),D(29),O(6)	2023 NOI(5):	NAV
Lockbox / Cash Management:	Soft / Springing	2022 NOI(5):	NAV
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$128
Taxes:	$311,888	$62,378	NAP	Maturity Date Loan / SF:	$128
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	64.8%
Replacement Reserves:	$237,175	$0	NAP	Maturity Date LTV:	64.8%
				UW NOI DY:	8.0%
				UW NCF DSCR:	1.35x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$40,500,000	100.0%	Sponsor Equity	$27,562,368	68.1%
			Purchase Price	10,841,152	26.8
			Closing Costs(6)	1,547,417	3.8
			Upfront Reserves	549,063	1.4
Total Sources	$40,500,000	100.0%	Total Uses	$40,500,000	100.0%
(1)	For further discussion of Reserves, see “Initial and Ongoing Reserves” below.
(2)	See “Portfolio Summary” below.
(3)	Appraised Value represents the aggregate “as is” value of $62,500,000 as of the appraisals dated between May 23, 2025 and May 30, 2025.
(4)	2024 NOI represents the annualized T9 net operating income as of December 31, 2024 for the Prime Storage – Rocklin Property, the Prime Storage – Richmond Property, and the Prime Storage – Eastpoint Property and the annualized T11 net operating income as of December 31, 2024 for the Prime Storage – Bridgewater Property.
(5)	2022 NOI and 2023 NOI are not available because the borrower acquired the Prime Storage – Bridgewater Property (as defined below) at origination of the Prime Storage – NCRS Portfolio Mortgage Loan (as defined below) and the remainder of the Prime Storage – NCRS Portfolio Properties (as defined below) were acquired between November 2023 and April 2024.
(6)	Closing Costs include a rate buydown fee of $810,000.

The Loan. The fifth largest mortgage loan (the “Prime Storage - NCRS Portfolio Mortgage Loan”) is secured by the borrowers’ fee simple interests in four self storage properties, totaling 3,062 units and 316,223 square feet, located in California, Virginia, New Jersey, and Michigan (collectively, the “Prime Storage - NCRS Portfolio Properties”). The Prime Storage - NCRS Portfolio Mortgage Loan is evidenced by one promissory note with an aggregate outstanding principal balance as of the Cut-off Date of $40,500,000. The Prime Storage - NCRS Portfolio Mortgage Loan was originated on June 26, 2025 by CREFI and accrues interest at a fixed rate of 5.87000% per annum. The Prime Storage - NCRS Portfolio Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Prime Storage - NCRS Portfolio Mortgage Loan is July 6, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
78

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

The Properties. The Prime Storage - NCRS Portfolio Properties were built between 2007 and 2022 and have an average facility size of approximately 79,056 square feet. The borrower sponsor recently acquired the Prime Storage – NCRS Portfolio Properties for $57,841,152 between November 2023 and June 2025. As of June 18, 2025, the Prime Storage – NCRS Portfolio Properties were 88.9% occupied with an underwritten revenue per available foot (“RevPAF”) of $17.17. The Prime Storage – NCRS Portfolio Properties unit mix consists of 2,920 climate-controlled units totaling 305,233 square feet, 132 non climate-controlled units totaling 8,190 square feet, and two commercial units totaling 2,800 square feet. The Prime Storage – NCRS Portfolio Properties also contain eight parking spaces which account for approximately 0.1% of underwritten effective gross income.

The following table presents certain information relating to the Prime Storage - NCRS Portfolio Properties:

Portfolio Summary
Property Name	City, State(2)	Allocated Mortgage Loan Amounts ($)	Total SF(1)	Total Occ. %(1)	Year Built / Renovation(2)	As-is Appraised Value(2)	UW NOI(1)	% of UW NOI
Prime Storage - Rocklin	Rocklin, CA	$12,780,000	98,480	82.1%	2021 / NAP	$21,900,000	$1,020,285	31.4%
Prime Storage - Richmond	Richmond, VA	12,200,000	88,535	94.7%	2019, 2022 / NAP	16,400,000	968,617	29.8%
Prime Storage - Bridgewater	Bridgewater, NJ	8,260,000	57,538	97.5%	2007 / NAP	10,700,000	677,937	20.9%
Prime Storage - Eastpointe	Eastpointe, MI	7,260,000	71,670	84.2%	2019 / NAP	13,500,000	580,666	17.9%
Total / Wtd. Avg.		$40,500,000	316,223	88.9%		$62,500,000	$3,247,505	100.0%
(1)	Based on the underwritten rent roll dated June 18, 2025. Total SF includes 2,800 square feet of commercial space at the Prime Storage – Eastpointe property and excludes the square feet attributable to the eight parking spots at the Prime Storage – Richmond property. Total Occ. % presented above is based on Total SF. Occupancy based on self storage units is 87.1%.
(2)	Source: Appraisals.

Prime Storage - Rocklin

The Prime Storage - Rocklin property consists of a three-story, 998-unit, 98,480 SF, self storage property located in Rocklin, California (“Prime Storage - Rocklin Property”). The Prime Storage - Rocklin Property was constructed in 2021 and is situated on a 1.70-acre site. The Prime Storage - Rocklin Property is 100.0% climate controlled and features surveillance cameras, individual unit locks, climate control units, keypad entry and on site management. The Prime Storage – Rocklin Property was acquired by the applicable borrower in March 2024 for $20,000,000. As of June 18, 2025, the Prime Storage – Rocklin Property was 82.1% occupied with an underwritten RevPAF of $16.40.

Prime Storage - Richmond

The Prime Storage - Richmond property consists of a 738-unit, 88,535 SF, self storage property comprised of one, two-story and one, three-story building located in Richmond, Virginia (“Prime Storage - Richmond Property”). The Prime Storage - Richmond Property was constructed in 2019, expanded in 2022, and is situated on a 3.59-acre site. The Prime Storage - Richmond Property is 98.9% climate controlled and features surveillance cameras, individual unit locks, climate control units, keypad entry, on-site management and eight parking units. The Prime Storage – Richmond Property was acquired by the applicable borrower in November 2023 for $15,000,000. As of June 18, 2025, the Prime Storage – Richmond Property was 94.7% occupied with an underwritten RevPAF of $15.41.

Prime Storage - Bridgewater

The Prime Storage - Bridgewater property consists of a two-story, 604-unit, 57,538 SF, self storage property located in Bridgewater, New Jersey (“Prime Storage - Bridgewater Property”). The Prime Storage - Bridgewater Property was constructed in 2007 and is situated on a 4.36-acre site. The Prime Storage - Bridgewater Property is 90.4% climate controlled and features surveillance cameras, individual unit locks, climate control units, keypad entry and on-site management. The Prime Storage – Bridgewater Property was acquired by the applicable borrower at origination of the Prime Storage – NCRS Portfolio Mortgage Loan for $10,841,152. As of June 18, 2025, the Prime Storage – Bridgewater Property was 97.5% occupied with an underwritten RevPAF of $18.56.

Prime Storage – Eastpointe

The Prime Storage - Eastpointe property consists of a three-story, 722-unit, 71,670 SF, self storage property located in Eastpointe, Michigan (“Prime Storage - Eastpointe Property”). The Prime Storage - Eastpointe Property was constructed in 2019 and is situated on a 2.33-acre site. The Prime Storage - Eastpointe Property is 97.5% climate controlled and features surveillance cameras, individual unit locks, climate control units, keypad entry, on site management, and two commercial units totaling 2,800 square feet. The Prime Storage – Eastpointe Property was acquired by the applicable borrower in April 2024 for $12,000,000. As of June 18, 2025, the Prime Storage – Eastpointe Property was 84.2% occupied with an underwritten RevPAF of $19.30.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

The following table presents certain information relating to the unit mix at the Prime Storage - NCRS Portfolio Properties:

Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF(2)	% of Available SF	% of Climate Controlled Self Storage Units	% of Climate Controlled Self Storage SF	Current Occupancy(3)	UW RevPAF
Prime Storage - Rocklin	998	32.6%	98,480	31.1%	100.0%	100.0%	82.1%	$16.40
Prime Storage - Richmond	738	24.1%	88,535	28.0%	97.5%	98.9%	94.7%	$15.41
Prime Storage - Bridgewater	604	19.7%	57,538	18.2%	93.7%	90.4%	97.5%	$18.56
Prime Storage - Eastpointe	722	23.6%	71,670	22.7%	89.4%	97.5%	84.2%	$19.30
Total / Wtd. Avg.	3,062	100.0%	316,223	100.0%	95.7%	97.4%	88.9%	$17.17
(1)	Based on the underwritten rent roll dated June 18, 2025.
(2)	Available SF includes two units totaling 2,800 square feet of commercial space at the Prime Storage – Eastpointe property and excludes the square footage attributable to the eight parking spots at the Prime Storage – Richmond property.
(3)	Current Occupancy presented above is based on total square footage. Current Occupancy based on the total number of units is 86.9%.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Prime Storage - NCRS Portfolio Properties:

Cash Flow Analysis(1)(2)
	Ann. 2024(3)	TTM 5/2025	UW	UW Per SF
Storage Rental Income	$4,381,379	$4,463,521	$4,580,985	$14.49
Potential Income from Vacant Units	0	0	586,734	$1.86
Gross Potential Income	$4,381,379	$4,463,521	$5,167,719	$16.34
Economic Vacancy	0	0	($586,734)	($1.86)
Gross Potential Before Other Income	$4,381,379	$4,463,521	$4,580,985	$14.49
Other Income(4)	628,148	609,349	850,060	$2.69
Effective Gross Income	$5,009,527	$5,072,870	$5,431,045	$17.17

Management Fee	200,381	202,915	217,242	$0.69
Personnel	380,615	397,847	377,682	$1.19
General & Administrative	189,409	206,263	199,258	$0.63
Insurance	86,581	85,225	84,357	$0.27
Real Estate Taxes	684,148	660,935	748,531	$2.37
Other Expenses	520,633	558,113	556,471	$1.76
Total Expenses	$2,061,768	$2,111,297	$2,183,541	$6.91

Net Operating Income	$2,947,759	$2,961,573	$3,247,505	$10.27
Replacement Reserves	0	0	0	$0.00
Net Cash Flow	$2,947,759	$2,961,573	$3,247,505	$10.27

Occupancy	NAV	88.9%(5)	88.6%(6)
NOI Debt Yield	7.3%	7.3%	8.0%
NCF DSCR	1.22x	1.23x	1.35x
(1)	Based on the underwritten rent roll dated June 18, 2025.
(2)	Historical financial information prior to 2024 is not available because the applicable borrower acquired the Prime Storage – Bridgewater Property at origination of the Prime Storage – NCRS Portfolio Mortgage Loan and the remainder of the Prime Storage – NCRS Portfolio Properties were acquired between November 2023 and April 2024.
(3)	Ann. 2024 represents the annualized T9 financial information as of December 31, 2024 for the Prime Storage – Rocklin Property, the Prime Storage – Richmond Property, and the Prime Storage – Eastpoint Property and the annualized T11 financial information as of December 31, 2024 for the Prime Storage – Bridgewater Property.
(4)	Other Income is primarily comprised of commercial revenue as well as net insurance revenue, while additional sources of other income include late fees and application fees.
(5)	Represents the most recent occupancy as of June 18, 2025.
(6)	Represents economic occupancy.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

Appraisals. According to the appraisals prepared in connection with the origination of the Prime Storage - NCRS Portfolio Mortgage Loan, the Prime Storage – NCRS Portfolio Properties have an aggregate “as-is” appraised value of $62,500,000 as of dates ranging from May 23, 2025 to May 30, 2025.

Prime Storage - NCRS Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
Prime Storage - Rocklin	$21,900,000	5.50%
Prime Storage - Richmond	$16,400,000	5.75%
Prime Storage - Bridgewater	$10,700,000	5.25%
Prime Storage - Eastpointe	$13,500,000	6.00%
Total / Wtd. Avg.	$62,500,000	5.63%
(1)	Source: Appraisals.

Environmental Matters. The Phase I environmental reports, dated June 6, 2025, did not identify any recognized environmental conditions at the Prime Storage – NCRS Portfolio Properties. The Phase I environmental report, dated June 6, 2025, identified a controlled recognized environmental condition at the Prime Storage – Eastpointe Property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Prime Storage - NCRS Portfolio Properties are located in Rocklin, California (31.4% of underwritten net operating income), Richmond, Virginia (29.8% of underwritten net operating income), Bridgewater, New Jersey (20.9% of underwritten income), and Eastpointe, Michigan (17.9% of underwritten net operating income).

The following table includes information regarding the demographics of each immediate trade area for the individual Prime Storage – NCRS Portfolio Properties:

Demographic Summary(1)
		Population(2)			Average Household Income(2)
Property Name	Location	1-Mile	3-Mile	5-Mile	1-Mile	3-Mile	5-Mile
Prime Storage - Rocklin	Rocklin, CA	21,836	95,535	216,992	$149,821	$161,124	$154,382
Prime Storage - Richmond	Richmond, VA	8,617	103,577	205,935	$128,425	$131,160	$146,329
Prime Storage - Bridgewater	Bridgewater, NJ	6,712	53,845	112,097	$174,219	$179,414	$181,319
Prime Storage - Eastpointe	Eastpointe, MI	21,022	147,806	356,576	$69,829	$77,059	$82,207
Wtd. Avg. (based on UW NOI)		14,590	98,577	216,755	$134,230	$140,974	$144,698
(1)	Source: Appraisals.
(2)	Population and Average Household Income represent 2024 Population and Average Household Income.

The Borrowers and the Borrower Sponsor. The borrowers are Prime Storage Chopt Road Richmond, LLC, Prime Storage Eastpointe, LLC, Prime Storage Rocklin, LLC and Prime Storage Bridgewater, LLC, each a Delaware limited liability company. Each borrower is a single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime Storage - NCRS Portfolio Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Prime Storage NC, L.P. which is owned by Robert Moser. Robert Moser is the CEO of Prime Group Holdings which he founded in 2013. Robert Moser has more than 25 years of experience as an owner, operator and investor in niche real estate assets, including self storage, manufactured home communities and recreation vehicle resorts. Prime Group Holdings is a full-service vertically integrated real estate owner-operator focused on acquiring and adding value to self- storage facilities located throughout North America and is headquartered in Saratoga Springs, New York. See “Description of the Mortgage Pool—Litigation and Other Legal Considerations” in the Preliminary Prospectus.

Property Management. The Prime Storage - NCRS Portfolio Properties are managed by Prime Group Holdings LLC, a borrower-affiliated property management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

Initial and Ongoing Reserves. At origination of the Prime Storage - NCRS Portfolio Mortgage Loan, the borrowers deposited approximately (i) $311,888 into a reserve account for real estate taxes and (ii) $237,175 into a replacement reserve.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $62,378 per month).

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, 1/12th of an amount which would be sufficient to pay the insurance premiums with respect to the insurance policies which cover solely the Prime Storage - NCRS Portfolio Properties and, at the option of the lender, if the insurance policies which cover the Prime Storage - NCRS Portfolio Properties and any non-collateral properties do not constitute an approved blanket or umbrella policy pursuant to the Prime Storage - NCRS Portfolio Mortgage Loan documents, or the lender requires the applicable borrowers to obtain a separate policy, 1/12th of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof. At origination of the Prime Storage - NCRS Portfolio Mortgage Loan, an acceptable blanket policy was in place.

Debt Service Coverage Ratio Cure Funds. If the borrowers deliver cash in the Debt Service Coverage Ratio Cure Amount as described below under Lockbox/Cash Management, such cash will be held a reserve fund.

Lockbox / Cash Management. The Prime Storage - NCRS Portfolio Mortgage Loan is structured with a soft lockbox and springing cash management. The borrowers are required to establish segregated lockbox accounts for the Prime Storage – NCRS Portfolio Properties (individually or collectively as the context may require, the “Restricted Account”) and, upon the occurrence of a Trigger Period (as defined below), the lender is required to establish, on the borrowers’ behalf, a cash management account. The Restricted Account is subject to an account control agreement in favor of the lender. All (i) credit card receivables, (ii) revenue derived from any space leased to non-storage tenants and (iii) all cash and check revenue received from the self-storage and/or other non-commercial and/or retail components at the Prime Storage - NCRS Portfolio Properties are required to be deposited by the borrowers or property manager into the applicable Restricted Account within one business day of the borrowers’ or property manager’s receipt thereof. So long as a Trigger Period has not occurred and is not continuing, all amounts on deposit in the Restricted Account will be disbursed to or at the direction of the borrowers as directed by the borrowers in accordance with the account control agreement for the Restricted Account. Upon the occurrence and continuance of a Trigger Period, all amounts on deposit in the Restricted Account are required to be transferred on each business day into the cash management account and will be applied as provided in the Prime Storage - NCRS Portfolio Mortgage Loan documents. All excess cash flow funds remaining in the Restricted Account after the application of such funds in accordance with the Prime Storage - NCRS Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Prime Storage - NCRS Portfolio Mortgage Loan, unless a Trigger Period no longer exists, in which case such funds are to be disbursed to the borrowers. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Prime Storage - NCRS Portfolio Mortgage Loan documents, the lender may apply funds to the Prime Storage - NCRS Portfolio Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Prime Storage – NCRS Portfolio Mortgage Loan documents, and (ii) the date that the debt service coverage ratio falls below 1.15x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the earlier of (1) the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters (the satisfaction of this clause (B)(y)(1), a “Debt Service Coverage Ratio Cure”) and (2) the date upon which (A) prior to the Prepayment Release Date (as defined below), the borrowers deposited into the debt service coverage ratio cure reserve account, the Debt Service Coverage Ratio Cure Amount (as defined below) and (B) on and after the Prepayment Release Date, the borrowers have prepaid the Prime Storage - NCRS Portfolio Mortgage Loan in an amount equal to the applicable Debt Service Coverage Ratio Cure Amount. Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

“Prepayment Release Date” means the monthly payment date in February 2030.

“Debt Service Coverage Ratio Cure Amount” means, with respect to a cure of a Trigger Period commenced in accordance with clause (A)(ii) of the definition thereof, an amount that, if applied to the reduction of the Prime Storage - NCRS Portfolio Mortgage Loan, would result in a Debt Service Coverage Ratio Cure (without any obligation for the applicable debt service coverage ratio to be satisfied for two consecutive calendar quarters).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 5 Prime Storage – NCRS Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 64.8% 1.35x 8.0%

Release of Collateral. Provided that no event of default is continuing under the Prime Storage - NCRS Portfolio Mortgage Loan documents, at any time after the date that is two years after the closing date of the Benchmark 2025-V16 securitization and before the Prepayment Release Date, the borrowers may deliver defeasance collateral and obtain release of one or more individual Prime Storage – NCRS Portfolio Properties, and (II) at any time on or after the Prepayment Release Date and prior to the maturity date of the Prime Storage - NCRS Portfolio Mortgage Loan, the borrowers may partially prepay the Prime Storage - NCRS Portfolio Mortgage Loan and obtain the release of one or more individual Prime Storage – NCRS Portfolio Properties, in each case, provided that, among other conditions, (i) the defeasance collateral or partial prepayment, as applicable, is in an amount (the “Release Price”) equal to the greater of (a) 120% of the allocated loan amount for the individual Prime Storage – NCRS Portfolio Property being released, and (b) lender’s allocation of 100% of the net sales proceeds applicable to such individual Prime Storage – NCRS Portfolio Property, (ii) the borrowers deliver a REMIC opinion, and (iii) as of the date of the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Prime Storage - NCRS Portfolio Properties is equal to or greater than the greater of (a) 1.35x, and (b) the debt service coverage ratio for all of the Prime Storage – NCRS Portfolio Properties immediately prior to date of notice of the partial release or the consummation of the partial release, as applicable; provided, that, in the event such condition is not satisfied, the borrowers must, in addition to the amounts payable pursuant to clause (i) above, (1) on and after the Prepayment Release Date, prepay the Prime Storage - NCRS Portfolio Mortgage Loan in an amount which would satisfy such condition, together with, without limitation, any interest shortfall applicable thereto and (2) prior to the Prepayment Release Date, the borrowers must have deposited with the lender cash or an acceptable letter of credit in an amount that, if applied to the reduction of the Prime Storage - NCRS Portfolio Mortgage Loan, would result in, a debt service coverage ratio equal to or greater than 1.15x for two consecutive calendar quarters (i.e. would result in a Debt Service Coverage Ratio Cure described above).

In addition, partial releases of individual Prime Storage – NCRS Portfolio Properties are permitted with prepayment of the Release Price, and satisfaction of the conditions set forth above, prior to the Prepayment Release Date and after an event of default, in order to cure such event of default relating to such individual Prime Storage – NCRS Portfolio Properties, provided that (i) either (x) the borrower demonstrates to the lender that it has in good faith pursued a cure of such event of default (which efforts do not require any capital contributions to be made to the borrowers or the use of any income from any other Prime Storage – NCRS Portfolio Properties to effectuate the cure) or (y) the default relates to an environmental condition and (ii) the default was not caused by the borrowers or an affiliate in bad faith to circumvent the requirements of the Prime Storage – NCRS Portfolio Mortgage Loan document partial release provisions. Such a prepayment requires payment of a yield maintenance premium in accordance with the Prime Storage – NCRS Portfolio Mortgage Loan documents.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
84

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
85

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Various
Borrower Sponsor(s):	Benjamin Herbst	Collateral:	Fee
Borrower(s):	Ben Arlington, LLC, Orange Harrison, L.L.C., Ben Central, LLC, Orange Center LLC and Ben Harrison LLC	Location(3):	Various, NJ
Original Balance:	$35,000,000	Year Built / Renovated(3):	Various / Various
Cut-off Date Balance:	$35,000,000	Property Management:	Benjamin H. Realty Corp.
% by Initial UPB:	5.6%	Size:	301 Units
Interest Rate:	6.73000%	Appraised Value / Per Unit(4):	$56,800,000 / $188,704
Note Date:	May 1, 2025	Appraisal Date(4):	January 28, 2025
Original Term:	60 months	Occupancy:	98.0% (as of March 19, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	94.6%
Original Amortization:	NAP	Underwritten NOI:	$3,266,224
Interest Only Period:	60 months	Underwritten NCF:	$3,187,455
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,355,849 (TTM December 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$3,179,416
Call Protection:	L(27),D(30),O(3)	2022 NOI:	$3,033,037
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	$3,028,120
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$116,279
Taxes:	$323,659	$107,886	NAP	Maturity Date Loan / Unit:	$116,279
Insurance:	$0	Springing	NAP	Cut-off Date LTV(4):	61.6%
Replacement Reserves:	$0	$6,193	NAP	Maturity Date LTV(4):	61.6%
Deferred Maintenance:	$363,969	$0	NAP	UW NOI DY:	9.3%
Other Reserves(2):	$512,050	$0	NAP	UW NCF DSCR:	1.33x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$35,000,000	100.0%	Loan Payoff	$28,654,627	81.9%
			Sponsor Equity	3,090,236	8.8
			Closing Costs(5)	2,055,459	5.9
			Upfront Reserves	1,199,678	3.4
Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Other Reserves are comprised of a $300,100 roof replacement reserve. The $211,950 litigation reserve funded at origination by the borrowers was disbursed to the borrowers on June 17, 2025. Pursuant to a Tri-Party Escrow Agreement between the lender, the borrowers, and First American Title Insurance Company, the borrowers also deposited $300,000 with First American Title Insurance Company, to be distributed in satisfaction of certain outstanding judgements against the borrowers in favor of PSE&G provided that the borrowers are unable to negotiate a different settlement within six months of the Cut-Off Date.
(3)	See the chart titled “Portfolio Summary” under “The Properties” below.
(4)	Appraised Value represents the “As-Portfolio” value of the Herbst Multifamily Portfolio Properties (as defined below), which includes a 4.4% portfolio premium. Based on the aggregate “As-Is” appraised value of the Herbst Multifamily Portfolio Properties of approximately $54,400,000, the Herbst Multifamily Portfolio Mortgage Loan results in a Cut-off Date LTV and Maturity Date LTV of 64.3% and 64.3%, respectively.
(5)	Closing Costs include a rate buydown fee of $350,000.

The Loan. The sixth largest mortgage loan (the “Herbst Multifamily Portfolio Mortgage Loan”) is secured by the borrowers’ fee simple interests in a 301-unit, five property multifamily portfolio located throughout East Orange and Orange, New Jersey (the “Herbst Multifamily Portfolio Properties”). The Herbst Multifamily Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $35,000,000. The Herbst Multifamily Portfolio Mortgage Loan was originated on May 1, 2025 by CREFI and accrues interest at a fixed rate of 6.73000% per annum. The Herbst Multifamily Portfolio Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Herbst Multifamily Portfolio Mortgage Loan is May 6, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
86

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

The Properties. The Herbst Multifamily Portfolio Properties are comprised of five multifamily properties totaling 301 units, located throughout East Orange and Orange, New Jersey. All of the units in the Herbst Multifamily Portfolio Properties are free market units, however, the Herbst Multifamily Portfolio Properties are located in cities that have enacted limitations on annual rent increases. As of March 19, 2025, the Herbst Multifamily Portfolio Properties were 98.0% leased.

The following table presents certain information relating to the Herbst Multifamily Portfolio Properties:

Portfolio Summary
Property Name	Location(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)(3)
The Sapphire Orange	Orange, NJ	1946 / 2024	105	97.1%	$11,200,000	32.0%	$1,093,946	33.5%	$17,400,000
The Plaza	East Orange, NJ	1950 / 2021-2024	84	97.6%	$9,100,000	26.0%	$792,165	24.3%	$14,100,000
The Promenade	Orange, NJ	1950 / 2023-2024	44	100.0%	$7,600,000	21.7%	$727,042	22.3%	$11,700,000
The Sunrise Park	Orange, NJ	1963 / 2023-2024	43	97.7%	$3,800,000	10.9%	$379,345	11.6%	$6,100,000
The Sapphire East Orange	East Orange, NJ	1919 / 2023-2024	25	100.0%	$3,300,000	9.4%	$273,727	8.4%	$5,100,000
Total/ Wtd. Avg			301	98.0%	$35,000,000	100.0%	$3,266,224	100.0%	$54,400,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated March 19, 2025. Occupancy includes five superintendent units that are occupied but as to which no rent is attributable.
(3)	The Total Appraised Value represents the aggregate “As-Is” appraised value. The “As-Portfolio” appraised value, inclusive of a 4.4% portfolio premium, is $56,800,000.

The Sapphire Orange

The Sapphire Orange property consists of a two-story, 105-unit, garden-style multifamily property located in Orange, New Jersey (“The Sapphire Orange Property”). The Sapphire Orange Property was originally constructed in 1946 and most recently renovated in 2024. Renovation costs totaled approximately $1,275,000 and included upgrades to unit interiors, pipework and boilers, and roof repairs. The Sapphire Orange Property has a unit mix of 77 one-bedroom units and 28 two-bedroom units. Amenities at The Sapphire Orange Property include hardwood floors and 21 on-site individual parking garages, resulting in a parking ratio of 0.20 per unit. As of March 19, 2025, The Sapphire Orange Property was 97.1% leased.

The Plaza

The Plaza property consists of a four-story, 84-unit, mid-rise multifamily property comprised of two buildings located in East Orange, New Jersey (“The Plaza Property”). The Plaza Property was originally constructed in 1950 and most recently renovated from 2021 to 2024. Renovation costs totaled approximately $1,325,000 and included upgrades to unit interiors, pipework and boilers, and roof repairs. The Plaza Property has a unit mix of 68 one-bedroom units and 16 two-bedroom units. Amenities at The Plaza Property include on-site laundry facilities, hardwood floors, and 21 surface parking spaces, resulting in a parking ratio of 0.25 per unit. As of March 19, 2025, The Plaza Property was 97.6% leased.

The Promenade

The Promenade property consists of a two-story, 44-unit, garden-style multifamily property comprised of three buildings located in Orange, New Jersey (“The Promenade Property”). The Promenade Property was originally constructed in 1950 and most recently renovated from 2023 to 2024. Renovation costs totaled approximately $410,000 and included upgrades to unit interiors, pipework and boilers, and roof repairs. The Promenade Property has a unit mix of seven two-bedroom units, 29 three-bedroom units, and eight four-bedroom units. Amenities at The Promenade Property include on-site laundry facilities, hardwood floors, and 41 surface and garage parking spaces, resulting in a parking ratio of approximately 0.93 per unit. As of March 19, 2025, The Promenade Property was 100.0% leased.

The Sunrise Park

The Sunrise Park property consists of a three-story, 43-unit, garden-style multifamily property located in Orange, New Jersey (“The Sunrise Park Property”). The Sunrise Park Property was originally constructed in 1963 and most recently renovated from 2023 to 2024. Renovation costs totaled approximately $400,000 and included upgrades to unit interiors, pipework and boilers. The Sunrise Park Property has a unit mix of six studio units, 20 one-bedroom units, and 17 two-bedroom units. Amenities at The Sunrise Park Property include on-site laundry facilities, hardwood floors, and 40 parking spaces, which are comprised of 5 covered spaces and 35 open spaces, resulting in a parking ratio of approximately 0.93 per unit. As of March 19, 2025, The Sunrise Park Property was 97.7% leased.

The Sapphire East Orange

The Sapphire East Orange property consists of a four-story, 25-unit, mid-rise multifamily property located in East Orange, New Jersey (“The Sapphire East Orange Property”). The Sapphire East Orange Property was originally constructed in 1919 and most recently renovated from 2023 to 2024. Renovation costs totaled approximately $300,000 and included upgrades to unit interiors. The Sapphire East Orange Property has a unit mix of six one-bedroom units, ten two-bedroom units, and nine three-bedroom units. Amenities at The Sapphire East Orange Property include on-site laundry facilities, hardwood floors, and 25 surface parking spaces, resulting in a parking ratio of 1.00 per unit. As of March 19, 2025, The Sapphire East Orange Property was 100.0% leased.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
87

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

The following table presents certain information relating to the unit mix at the Herbst Multifamily Portfolio Properties:

Portfolio Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent Per Unit(1)	Average Monthly Market Rent Per Unit
The Sapphire Orange
1 Bedroom	77	73.3%	75	97.4%	780	$1,609	$1,700
2 Bedroom	28	26.7%	27	96.4%	1,040	$1,854	$1,900
Property Total / Wtd Avg.(2)	105	100.0%	102	97.1%	849	$1,672	$1,753
The Plaza
1 Bedroom	68	81.0%	67	98.5%	780	$1,486	$1,700
2 Bedroom	16	19.0%	15	93.8%	1,040	$1,756	$1,900
Property Total / Wtd Avg.(3)	84	100.0%	82	97.6%	830	$1,537	$1,738
The Promenade
2 Bedroom	7	15.9%	7	100.0%	792	$1,837	$1,900
3 Bedroom	29	65.9%	29	100.0%	990	$2,050	$2,100
4 Bedroom	8	18.2%	8	100.0%	1,188	$2,662	$2,900
Property Total / Wtd Avg.	44	100.0%	44	100.0%	995	$2,127	$2,214
The Sunrise Park
Studio	6	14.0%	6	100.0%	420	$1,296	$1,375
1 Bedroom	20	46.5%	19	95.0%	630	$1,393	$1,700
2 Bedroom	17	39.5%	17	100.0%	840	$1,698	$1,900
Property Total / Wtd Avg.(4)	43	100.0%	42	97.7%	684	$1,498	$1,734
The Sapphire East Orange
1 Bedroom	6	24.0%	6	100.0%	600	$1,433	$1,700
2 Bedroom	10	40.0%	10	100.0%	800	$1,758	$1,900
3 Bedroom	9	36.0%	9	100.0%	1,000	$1,935	$2,100
Property Total / Wtd Avg.(5)	25	100.0%	25	100.0%	824	$1,743	$1,924
Portfolio Total / Wtd Avg.	301	100.0%	295	98.0%	839	$1,685	$1,828
(1)	Based on the underwritten rent rolls dated March 19, 2025. Average Monthly Rent Per Unit is based on occupied units and excludes the superintendent units.
(2)	The Sapphire Orange Property includes one, two-bedroom superintendent unit that is occupied but as to which no rent is attributable. The superintendent unit is included in the total unit and occupancy count but is excluded from the Average Monthly Rent Per Unit.
(3)	The Plaza Property includes two, one-bedroom superintendent units that are occupied but as to which no rent is attributable. The superintendent units are included in the total unit and occupancy count but are excluded from the Average Monthly Rent Per Unit.
(4)	The Sunrise Park Property includes one, two-bedroom superintendent unit that is occupied but as to which no rent is attributable. The superintendent unit is included in the total unit and occupancy count but is excluded from the Average Monthly Rent Per Unit.
(5)	The Sapphire East Orange Property includes one, two-bedroom superintendent unit that is occupied but as to which no rent is attributable. The superintendent unit is included in the total unit and occupancy count but is excluded from the Average Monthly Rent Per Unit.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Herbst Multifamily Portfolio Properties:

Cash Flow Analysis
	2021	2022	2023	2024	U/W	U/W Per Unit
Base Rent	$4,925,487	$5,109,921	$5,375,339	$5,768,855	$5,864,220	$19,482.46
Potential Income from Vacant Units	0	0	0	0	236,400	$785.38
Gross Potential Rent	$4,925,487	$5,109,921	$5,375,339	$5,768,855	$6,100,620	$20,267.84
Other Income(1)	72,940	76,460	77,707	99,967	99,967	$332.12
Net Rental Income	$4,998,427	$5,186,381	$5,453,046	$5,868,822	$6,200,588	$20,599.96
(Vacancy / Credit Loss)	0	0	0	0	($331,765)	($1,102.21)
Total Effective Gross Income	$4,998,427	$5,186,381	$5,453,046	$5,868,822	$5,868,822	$19,497.75

Real Estate Taxes	925,972	1,109,657	1,207,508	1,232,946	1,269,975	$4,219.18
Insurance	152,216	155,607	176,875	404,345	405,073	$1,345.76
Management Fee	149,953	155,591	163,591	176,065	176,065	$584.93
Other Expenses(2)	742,166	732,489	725,656	699,617	751,486	$2,496.63
Total Expenses	$1,970,307	$2,153,344	$2,273,630	$2,512,973	$2,602,598	$8,646.51

Net Operating Income	$3,028,120	$3,033,037	$3,179,416	$3,355,849	$3,266,224	$10,851.24
Replacement Reserves	0	0	0	0	78,769	$261.69
Net Cash Flow	$3,028,120	$3,033,037	$3,179,416	$3,355,849	$3,187,455	$10,589.55

Occupancy	97.0%	97.8%	98.0%	98.0%	94.6%(3)
NCF DSCR	1.27x	1.27x	1.33x	1.41x	1.33x
NOI Debt Yield	8.7%	8.7%	9.1%	9.6%	9.3%
(1)	Other Income includes pet income, parking income, late charges, termination fees, and application fees.
(2)	Other Expenses include payroll and benefits, repairs and maintenance, and utilities.
(3)	Represents economic occupancy.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
88

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

Appraisal. The appraisals concluded to an “As-Portfolio” value for the Herbst Multifamily Portfolio Properties of $56,800,000 as of January 28, 2025, which includes a 4.4% portfolio premium. The aggregate “As-Is” value of the individual properties in the Herbst Multifamily Portfolio is $54,400,000.

Herbst Multifamily Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
The Sapphire Orange	$17,400,000	6.00%
The Plaza	$14,100,000	6.00%
The Promenade	$11,700,000	6.00%
The Sunrise Park	$6,100,000	6.00%
The Sapphire East Orange	$5,100,000	6.00%
Total / Wtd. Avg.	$54,400,000	6.00%
Portfolio Total	$56,800,000	5.75%
(1)	Source: Appraisals.

Environmental Matters. The Phase I environmental site assessments, each dated March 27, 2025, identified recognized environmental conditions at each of the Herbst Multifamily Portfolio Properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Herbst Multifamily Portfolio Properties are located in Orange, New Jersey (three properties, 67.4% of underwritten NOI) and East Orange, New Jersey (two properties, 32.6% of underwritten NOI). The Herbst Multifamily Portfolio is located within the Newark-NJ-PA metropolitan area (the “Newark MSA”). Major employers in the Newark MSA include Newark International Airport, the University of Medicine and Dentistry of New Jersey, Verizon, United Airlines, and Prudential Financial Inc. According to the appraisals, the Newark MSA has a concentration of white-collar and pharmaceutical jobs with a highly educated workforce and is in a central location with proximity to highways and transportation centers.

According to the appraisals, all of the Herbst Multifamily Portfolio Properties are located within the Essex County multifamily submarket of the Newark MSA. As of the fourth quarter of 2024, the Essex County multifamily submarket had inventory of 74,525 units, a vacancy rate of 5.7%, average asking rent of $1,906 per unit, and positive net absorption of 2,679 units.

According to the appraisals, the average 2024 population within a one-, three- and five- mile radius of the Herbst Multifamily Portfolio Properties was 52,812, 361,832, and 816,745, respectively. The 2024 average household income within the same radii was $86,288, $102,893, and $114,582, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
89

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

The following table presents certain information relating to comparable multifamily properties to the Herbst Multifamily Portfolio Properties:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Average Unit Size	Average Rent Per Unit(1)
The Sapphire Orange(2) Orange, NJ	-	1946 / 2024	105	97.1%	1 Bedroom	780 SF	$1,609
					2 Bedroom	1,040 SF	$1,854
418 Central Avenue	0.1 mi	1925 / NAP	15	100.0%	1 BR / 1 BA	555 SF	$1,550
418 Central Avenue					2 BR / 1 BA	740 SF	$1,950
Orange, NJ					3 BR / 1 BA	925 SF	$2,350
Wedgewood House	0.4 mi	1968 / NAP	80	100.0%	Studio	350 SF	$1,400
434 Lincoln Avenue					1 BR / 1 BA	725 SF	$1,800
Orange, NJ					2 BR / 1 BA	1,100 SF	$2,400
The Promenade(2) Orange, NJ	-	1950 / 2023-2024	44	100.0%	2 Bedroom	792 SF	$1,837
					3 Bedroom	990 SF	$2,050
					4 Bedroom	1,188 SF	$2,662
The Bordeau	1.1 mi	1920 / NAP	75	97.3%	Studio	500 SF	$1,175
445 Central Avenue					1 BR / 1 BA	650 SF	$1,400
Orange, NJ					2 BR / 1 BA	900 SF	$1,675
					3 BR / 1 BA	1,100 SF	$2,225
86 Hillyer Street Apartments	1.5 mi	1968 / NAP	38	100.0%	Studio	560 SF	$1,100
80-92 Hillyer Street					1 BR / 1 BA	735 SF	$1,475
Orange, NJ					2 BR / 1 BA	870 SF	$1,600
					3 BR / 1 BA	1,176 SF	$2,100
The Plaza(2) East Orange, NJ	-	1950 / 2021-2024	84	97.6%	1 Bedroom	780 SF	$1,486
					2 Bedroom	1,040 SF	$1,756
120 South Harrison Street	1.1 mi	1930 / 2016	44	72.7%	1 BR / 1 BA	750 SF	$2,000
120 South Harrison Street					2 BR / 1 BA	1,000 SF	$2,388
East Orange, NJ					3 BR / 1 BA	1,500 SF	$2,836
					4 BR / 1 BA	1,600 SF	$3,595
179 South Harrison	1.2 mi	1924 / NAP	50	94.0%	1 BR / 1 BA	900 SF	$1,800
179 South Harrison Street					2 BR / 1 BA	1,175 SF	$2,150
East Orange, NJ					3 BR / 1 BA	1,450 SF	$2,605
					4 BR / 1 BA	1,450 SF	$2,990
The Sunrise Park(2) Orange, NJ	-	1963 / 2023-2024	43	97.7%	Studio	420 SF	$1,296
					1 Bedroom	630 SF	$1,393
					2 Bedroom	840 SF	$1,698
60 North Arlington	1.8 mi	1920 / NAP	52	98.1%	1 BR / 1 BA	450 SF	$1,350
60 North Arlington Avenue					2 BR / 1 BA	1,065 SF	$1,550
East Orange, NJ					3 BR / 1 BA	1,379 SF	$1,900
					4 BR / 2BA	1,379 SF	$2,475
The Sapphire East Orange(2) East Orange, NJ	-	1919 / 2023-2024	25	100.0%	1 Bedroom	600 SF	$1,433
					2 Bedroom	800 SF	$1,758
					3 Bedroom	1,000 SF	$1,935
75 Prospect Street	1.0 mi	1928 / 2018	44	100.0%	1 BR / 1 BA	1,170 SF	$1,650
75 Prospect Street					2 BR / 1 BA	1,560 SF	$2,189
East Orange, NJ					3 BR / 2 BA	1,950 SF	$2,492
					4 BR / 2 BA	2,340 SF	$2,891
107 New Street	1.4 mi	1950 / 2017	64	100.0%	Studio	540 SF	$1,343
107 New Street					1 BR / 1 BA	810 SF	$1,645
East Orange, NJ					2 BR / 1 BA	1,080 SF	$1,933
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated March 19, 2025. Average Unit Size and Average Rent Per Unit reflects the average value for occupied units and excludes super intendent units.

The Borrowers and the Borrower Sponsor. The borrowers are Ben Arlington, LLC, Orange Harrison, L.L.C., Ben Central, LLC, Orange Center LLC and Ben Harrison LLC, each a New Jersey limited liability company and single purpose entity having at least one independent director in its organizational structure. The borrowers are obligated to satisfy the SPE covenants contained in the Herbst Multifamily Portfolio Loan documents going forward, however, the borrowers have prior SPE infractions that cannot be cured. See “Description of the Mortgage Pool—Single-Purpose Entity Covenants” in the Preliminary Prospectus. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Herbst Multifamily Portfolio Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor is Benjamin Herbst, a real estate professional with experience in property ownership, management, and acquisitions. Benjamin Herbst manages a portfolio of 36 buildings totaling 1,385 residential units, primarily located in Orange and East Orange, New Jersey.

Property Management. The Herbst Multifamily Portfolio Properties are managed by Benjamin H. Realty Corp., a borrower affiliated management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
90

Multifamily – Various Various Various, NJ	Collateral Asset Summary – Loan No. 6 Herbst Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.6% 1.33x 9.3%

Initial and Ongoing Reserves. At origination of the Herbst Multifamily Portfolio Mortgage Loan, the borrowers deposited approximately (i) $363,969 into a reserve for immediate repairs, (ii) $323,659 into a reserve account for real estate taxes, and (iii) $300,100 into a reserve account for roof replacements. The $211,950 litigation reserve funded by the borrowers at origination was disbursed to the borrowers on June 17, 2025 in accordance with the Herbst Multifamily Portfolio Mortgage Loan documents. See “Description of the Mortgage Pool—Litigation and Other Legal Considerations” in the Preliminary Prospectus.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the real estate taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $107,886).

Insurance Reserve – If the liability or casualty policies maintained by the borrowers covering the Herbst Multifamily Portfolio Properties do not constitute an approved blanket or umbrella policy, or the lender requires the borrowers to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $6,193.

Lockbox / Cash Management. The Herbst Multifamily Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue received by the borrowers or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all commercial tenants (if any) at the Herbst Multifamily Portfolio Properties directing them to remit all payments into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Herbst Multifamily Portfolio Mortgage Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Herbst Multifamily Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Herbst Multifamily Portfolio Mortgage Loan, unless a Trigger Period no longer exists, in which case they are to be disbursed to the borrowers. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Herbst Multifamily Portfolio Mortgage Loan documents, the lender may apply funds to the Herbst Multifamily Portfolio Mortgage Loan in such priority as it may determine. In connection with a partial defeasance described below, the funds in the lockbox and cash management account allocated to the applicable individual Herbst Multifamily Portfolio Property that is the subject of the partial defeasance is required to be released to the applicable individual borrower and the remaining balance of funds is required to remain in the lockbox account or cash management account.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Herbst Multifamily Portfolio Mortgage Loan documents, and (ii) the debt service coverage ratio being less than 1.12x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Herbst Multifamily Portfolio Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.12x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided that no event of default is continuing under the Herbst Multifamily Portfolio Mortgage Loan documents, at any time after the date that is two years after the closing date of the Benchmark 2025-V16 securitization and prior to May 6, 2030, the borrowers may deliver defeasance collateral and obtain the release of one or more individual Herbst Multifamily Portfolio Properties, provided that, among other conditions, (i) the portion of the Herbst Multifamily Portfolio Mortgage Loan that is defeased is in an amount equal to the greater of (a) 115% of the allocated loan amount for the individual Herbst Multifamily Portfolio Property or Properties being released, and (b) the net sales proceeds applicable to such individual Herbst Multifamily Portfolio Property or Properties, (ii) the borrowers deliver a REMIC opinion, (iii) the release is not reasonably likely to result in a material adverse effect under the Herbst Multifamily Portfolio Mortgage Loan documents, and (iv) after giving effect to the release, (I) the debt service coverage ratio with respect to the remaining Herbst Multifamily Portfolio Properties is at least equal to the greater of (a) 1.33x, and (b) the debt service coverage ratio for all of the individual Herbst Multifamily Portfolio Properties immediately prior to the release, (II) the debt yield with respect to the remaining Herbst Multifamily Portfolio Properties is at least equal to the greater of (a) 9.11%, and (b) the debt yield for all of the individual Herbst Multifamily Portfolio Properties immediately prior to the release, and (III) the loan-to-value ratio with respect to the remaining Herbst Multifamily Portfolio Properties is at least equal to the lesser of (a) 64.34%, and (b) the loan-to-value ratio for all of the individual Herbst Multifamily Portfolio Properties immediately prior to the release.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
91

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
92

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
93

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - High Rise
Borrower Sponsor(s):	Joel Wertzberger	Collateral:	Fee
Borrower(s):	Upton Metropolitan, LLC	Location:	Brooklyn, NY
Original Balance(1):	$23,000,000	Year Built / Renovated:	2024 / NAP
Cut-off Date Balance(1):	$23,000,000	Property Management:	Joyland Management LLC
% by Initial UPB:	3.7%	Size(4):	136 Units
Interest Rate:	5.91000%	Appraised Value / Per Unit:	$122,300,000 / $899,265
Note Date:	April 2, 2025	Appraisal Date:	November 21, 2024
Original Term:	60 months	Occupancy(4):	95.6% (as of March 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	94.4%
Original Amortization:	NAP	Underwritten NOI(5):	$6,763,382
Interest Only Period:	60 months	Underwritten NCF:	$6,711,854
First Payment Date:	May 6, 2025
Maturity Date:	April 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(6):	NAV
Additional Debt Balance(1):	$65,000,000	2024 NOI(6):	NAV
Call Protection:	L(28),D(25),O(7)	2023 NOI(6):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(6):	NAV
Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Unit(4):	$647,059
Taxes:	$13,061	$6,443	NAP	Maturity Date Loan / Unit(4):	$647,059
Insurance:	$9,619	$9,619	NAP	Cut-off Date LTV:	72.0%
Replacement Reserves:	$0	$3,012	NAP	Maturity Date LTV:	72.0%
Other Reserves(3):	$6,404,148	$0	$0	UW NOI DY:	7.7%
				UW NCF DSCR:	1.27x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$88,000,000	100.0%	Loan Payoff	$63,617,572	72.3%
			Borrower Sponsor Equity	13,732,874	15.6
			Upfront Reserves	6,426,828	7.3
			Closing Costs(7)	4,222,725	4.8
Total Sources	$88,000,000	100.0%	Total Uses	$88,000,000	100.0%
(1)	The Wave Mortgage Loan (as defined below) is part of The Wave Whole Loan (as defined below), which is comprised of two pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $88,000,000. The Financial Information in the chart above is based solely on the aggregate outstanding principal balance of The Wave Whole Loan as of the Cut-off Date.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	Other reserves include an approximately $79,148 gap rent reserve for five residential units with executed lease start dates between June 2025 and July 2025 and a $6,325,000 retail space holdback reserve which will be released upon the execution of a retail lease at a minimum annual rent of $500,000 with no unilateral tenant termination options for a minimum term of ten years. See “Initial and Ongoing Reserves—Retail Space Earnout Reserve” below for further discussion.
(4)	Size, Occupancy, Cut-off Date Loan / Unit and Maturity Date Loan / Unit are based on the multifamily component of The Wave Property (as defined below) and exclude 14,250 square feet of commercial space which was not occupied as of origination of The Wave Whole Loan.
(5)	As of origination of The Wave Whole Loan, a letter of intent had been signed for the commercial space for which $513,000 of annual commercial rental income has been underwritten. There can be no assurance that the parties to the letter of intent will execute a lease or that rent will be received for the commercial space as specified in the letter of intent or at all.
(6)	Historical NOI information is not available because The Wave Property was recently constructed in 2024.
(7)	Closing Costs include a rate buydown fee of $2,640,000.

The Loan. The Wave mortgage loan (“The Wave Mortgage Loan”) is secured by the borrower’s fee interest in a Class A, nine-story, 136-unit high rise multifamily building with 14,250 square feet of commercial space located in the East Williamsburg neighborhood of Brooklyn, New York (“The Wave Property”). The Wave Mortgage Loan is part of a whole loan evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $88,000,000 (“The Wave Whole Loan”). The Wave Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 5.91000% per annum on an Actual/360 basis. The Wave Mortgage Loan is evidenced by the non-controlling Note A-2 with an outstanding principal balance as of the Cut-off Date of $23,000,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
94

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%

The relationship between the holders of The Wave Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Wave Whole Loan is serviced under the pooling and servicing agreement for the BBCMS 2025-5C34 securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,000,000	$65,000,000	BBCMS 2025-5C34	Yes
A-2	$23,000,000	$23,000,000	Benchmark 2025-V16	No
Whole Loan	$88,000,000	$88,000,000

The Property. The Wave Property is a recently constructed, 136-unit, nine-story, Class A, high-rise multifamily property. The Wave Property was completed in 2024 and is located on an approximately 0.53-acre site, and in addition to the multifamily space, The Wave Property features 14,250 square feet of commercial space, a 22-car parking garage and 22 storage units. Amenities at The Wave Property include a fitness center, business center, concierge/doorman, and rooftop area. The commercial space at The Wave Property includes 8,050 square feet of ground floor retail, 2,700 square feet of lower-level space, and 3,500 square feet of rooftop space. As of origination of The Wave Whole Loan, the commercial rental space was not occupied but a letter of intent had been signed for the entirety of the space for which $513,000 of such annual commercial income has been underwritten. There can be no assurance that the parties to the letter of intent will execute a lease or that rent will be received for the commercial space as specified in the letter of intent or at all.

The unit mix at The Wave Property consists of 12 studio units, 74 one-bedroom units, and 50 two-bedroom units. Unit amenities at The Wave Property include full appliance packages including a dishwasher, electric stove/oven, refrigerator/freezer, and in-unit washer/dryers. As of March 6, 2025, the multifamily units at The Wave Property were 95.6% leased.

The Wave Property benefits from a 35-year, Section 421-a Affordable New York Housing Tax Exemption Program exemption. To qualify for the tax exemption, at least 25% of the units at The Wave Property must be leased as “affordable units.” For the first 25 years of such exemption, 100% of the projected assessed value of The Wave Property improvements on the tax lot will be exempt from real estate taxes and for the remaining 10 years of the exemption 25.74% (the percentage of the units which are affordable) of such value will be exempt. In addition, the Section 421-a tax exemption requires that the units be rent stabilized, that at least 35 units must be restricted to tenants earning at or below 130% of area median income (“AMI”), and further requires that at least 10% of units be restricted to tenants at or below 40% of AMI, 10% at or below 60% of AMI and 5% at or below 130% of AMI. As of March 6, 2025, 35 units were rent stabilized accounting for 8.8% of underwritten residential base rent. Taxes were underwritten to the five-year average estimated abated taxes of $89,928 versus the five-year average estimated full tax liability of $2,778,183. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The Wave Property is subject to a Mandatory Inclusionary Housing Restrictive Declaration (the “Wave Declaration”) pursuant to which 30 of the 136 units at The Wave Property must be affordable housing units, for which the weighted average of all income bands may not exceed 60% of AMI, no income band may exceed 130% of AMI and at least 10% of the residential floor area within the inclusionary housing units must be affordable within a 40% of AMI income band. Under the Wave Declaration, 12 units are restricted to tenants earning not more than 40% of AMI, 13 units are restricted to tenants earning not more than 60% of AMI, and five units are restricted to tenants earning not more than 100% of AMI. In addition, to obtain additional floor area ratio, the borrower entered into a regulatory agreement (the “Wave Agreement,” and together with the Wave Declaration, the “Wave Regulatory Documents”) pursuant to which it agreed that an additional two units at The Wave Property would be affordable units restricted to tenants earning not more than 80% of AMI. The Wave Regulatory Documents require the affordable units to be rent stabilized. Maximum rent for each affordable unit is 30% of the related percentage of AMI. The lender entered into subordination agreements subordinating The Wave Whole Loan to the Wave Regulatory Documents. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Property Types—Multifamily Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
95

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%

The following table presents certain information relating to the multifamily unit mix at The Wave Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate(1)	Average Monthly Market Rent Per Unit(2)
Studio - Fair Market	9	6.6%	9	100.0%	369	$3,583	$3,800
Studio - Affordable	3	2.2%	3	100.0%	367	$1,951	$1,951
1 Bedroom - Fair Market	55	40.4%	55	100.0%	504	$4,636	$4,600
1 Bedroom - Affordable	19	14.0%	19	100.0%	521	$1,310	$1,310
2 Bedroom - Fair Market	37	27.2%	33	89.2%	786	$7,083	$6,800
2 Bedroom - Affordable	13	9.6%	11	84.6%	770	$1,797	$2,057
Total/Wtd. Avg.	136	100.0%	130	95.6%	596	$4,396	$4,384
(1)	Based on the underwritten rent roll dated March 6, 2025, unless otherwise indicated. Average Monthly Rental Rate is based on occupied units.
(2)	Source: Appraisal.

The following table presents certain information relating to the Underwritten Net Cash Flow of The Wave Property:

Cash Flow Analysis(1)
	U/W	U/W Per Unit(2)
Base Rent - Residential	$6,857,712	$50,424
Potential Income from Vacant Units	410,076	3,015
Gross Potential Income - Residential	$7,267,788	$53,440
Other Income – Residential(3)	235,410	1,731
Net Rental Income	$7,503,198	$55,171
(Vacancy / Credit Loss)	(410,076)	(3,015)
Total Effective Gross Income - Residential	$7,093,122	$52,155

Base Rent - Commercial	$540,000	$38
Potential Income from Vacant Units	0	0
Gross Potential Income - Commercial	$540,000	$38
Other Income – Commercial	0	0
Net Rental Income - Commercial	$540,000	$38
(Vacancy / Credit Loss)	(27,000)	(2)
Effective Gross Income - Commercial(4)	$513,000	$36

Total Effective Gross Income	$7,606,122	$55,927

Real Estate Taxes(5)	89,928	661
Insurance	109,929	808
Management Fee	228,184	1,678
Other Expenses(6)	414,699	3,049
Total Expenses	$842,740	$6,197

Net Operating Income	$6,763,382	$49,731
Replacement Reserves - Residential	34,000	250
Replacement Reserves - Commercial	2,138	0
Normalized TI/LC	15,390	113
Net Cash Flow	$6,711,854	$49,352

Occupancy	94.4%(7)
NCF DSCR	1.27x(8)
NOI Debt Yield	7.7%(8)
(1)	Based on the underwritten rent roll dated March 6, 2025.
(2)	The per unit column is based on total multifamily units (136 units) for all line items except for commercial items which are based on total commercial SF at The Wave Property (14,250 SF).
(3)	Other Income - Residential includes parking and storage income as well as amenity fees.
(4)	No lease is currently in place for the commercial space. As of origination of The Wave Whole Loan, a letter of intent had been signed for the commercial space for which $513,000 of annual commercial rental income has been underwritten. There can be no assurance that the parties to the letter of intent will execute a lease or that rent will be received for the commercial space as specified in the letter of intent or at all.
(5)	The Wave Property benefits from a Section 421-a tax abatement. Real Estate Taxes were underwritten to the five-year average estimated abated taxes of $89,928 versus the five-year average estimated full tax liability of $2,778,183. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.
(6)	Other Expenses consist of payroll and benefits, repairs and maintenance, utilities, and general and administrative expenses.
(7)	Represents economic occupancy.
(8)	Metrics are based solely on The Wave Whole Loan.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
96

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%

Appraisal. According to the appraisal, The Wave Property had an “as-is” appraised value of $122,300,000 as of November 21, 2024, as shown in the table below.

The Wave Appraised Value(1)
Property	Value	Capitalization Rate
The Wave	$122,300,000	5.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated November 19, 2024, there was no evidence of any recognized environmental conditions at The Wave Property.

The Market. The Wave Property is located at 828 Metropolitan Avenue, in the East Williamsburg multifamily submarket of Brooklyn, New York. Primary access to the neighborhood is provided by Bushwick Avenue with public transportation provided by the L subway line located approximately two blocks from The Wave Property. The Wave Property is located across the street from Cooper Park and is approximately 0.4-miles, 0.7-miles, and 0.7-miles away from Brooklyn Steel, The Brooklyn Monarch, and McCarren Park, respectively.

According to a third-party market research report, The Wave Property is located in the Williamsburg multifamily submarket of the New York metropolitan multifamily market. As of March 10, 2025, the Williamsburg multifamily submarket had total inventory of 42,283 units, a vacancy rate of 3.9%, asking rent of $4,467 per unit and positive net absorption of 196 units. Furthermore, according to a third-party market research report, The Wave Property is located within the North Brooklyn retail submarket which, as of March 10, 2025, had inventory of 51,832,546 square feet, a vacancy rate of 2.9% and asking rent of $55.14 per square foot.

According to the appraisal, the 2024 population within the 11211 zip code of Brooklyn was 67,467. The 2024 average household income within the neighborhood was $152,842.

The following table presents certain information relating to comparable multifamily properties to The Wave Property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit(1)
The Wave(2) 828 Metropolitan Avenue Brooklyn, NY 11211	-	2024 / NAP	136	Studio - Fair Market	369 SF	$3,583
				1 Bedroom - Fair Market	504 SF	$4,636
				2 Bedroom - Fair Market	786 SF	$7,083
597 Grand Street Brooklyn, NY, 11211	0.4 mi	2023 / NAP	134	Studio	400 SF	$3,772
				1 BR / 1 BA	600 SF	$4,326
				2 BR / 2 BA	900 SF	$6,818
130 Hope Street Brooklyn, NY, 11211	0.6 mi	2022 / NAP	144	Studio	400 SF	$3,762
				1 BR / 1 BA	570 SF	$4,889
				2 BR / 2 BA	850 SF	$6,519
				3 BR / 2 BA	1,000 SF	$7,952
123 Hope Street Brooklyn, NY, 11211	0.6 mi	2017 / NAP	136	Studio	535 SF	$3,525
				1 BR / 1 BA	650 SF	$4,150
				2 BR / 1 BA	906 SF	$5,725
125 Borinquen Place Brooklyn, NY, 11211	0.7 mi	2017 / NAP	133	1 BR / 1 BA	708 SF	$3,936
				2 BR / 1 BA	984 SF	$4,846
275 Lorimer Street Brooklyn, NY, 11206	0.8 mi	2023 / NAP	270	Studio	500 SF	$4,150
				1 BR / 1 BA	600 SF	$4,700
				2 BR / 1 BA	850 SF	$4,800
				2 BR / 2 BA	900 SF	$6,500
				3 BR / 2 BA	1,100 SF	$6,500
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated March 6, 2025. Average Rent Per Unit reflects the average rent for occupied units.

The Borrower and the Borrower Sponsor. The borrower is Upton Metropolitan, LLC, a New York limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Wave Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is Joel Wertzberger. Joel Wertzberger is the founder and chief executive officer of Hamilton Eastman, a real estate holding company based in Brooklyn which has multiple additional brands including Joyland Group and Joyland Management LLC.

Property Management. The Wave Property is managed by Joyland Management LLC, a borrower-affiliated management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
97

Multifamily – High Rise 828 Metropolitan Avenue Brooklyn, NY 11211	Collateral Asset Summary – Loan No. 7 The Wave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 72.0% 1.27x 7.7%

Initial and Ongoing Reserves. At origination of The Wave Whole Loan, the borrower deposited approximately (i) $13,061 into a reserve account for real estate taxes, (ii) $9,619 into a reserve account for insurance premiums, (iii) $6,325,000 into an earnout reserve account related to the retail space, and (iv) $79,148 into a reserve account for gap rent.

Tax Escrows – On a monthly basis, the borrower is required to deposit into a real estate tax reserve 1/12th of the property taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $6,443).

Insurance Escrows – If the liability or casualty policies maintained by the borrower do not constitute an approved blanket or umbrella policy or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $9,619).

Replacement Reserves – On a monthly basis, the borrower is required to deposit approximately $3,012 into a replacement reserve.

Retail Space Earnout Reserve – The funds in the retail space earnout reserve will be released to the borrower only if the borrower has satisfied the following conditions by April 6, 2027 (the “Release Deadline”): (a) the borrower has delivered a signed lease or leases for all or a portion of the retail space with terms and provisions reasonably acceptable to the lender and customary and usual for the market in which The Wave Property is located, which terms must include annual rent of at least $500,000, a term of not less than 10 years and a third party tenant not affiliated with the borrower; (b) such lease or leases must have no remaining conditions to effectiveness; (c) the applicable tenant(s) are paying full unabated rent (other than any market free rent period that is discernible in length and which has been reserved for with the lender); (d) if such lease or leases requires the borrower to perform or pay for any work or leasing commissions, any such amounts have been paid and certain other requirements have been satisfied in connection with such work, and (e) no Trigger Period (as defined below) exists. If such conditions are not satisfied by the Release Deadline, funds in the retail space reserve are required to continue to be held by the lender as collateral for The Wave Whole Loan and not released to the borrower.

Lockbox / Cash Management. The Wave Whole Loan is structured with a springing lockbox and springing cash management. On the first occurrence of a Trigger Period, the borrower is required to establish a lender-controlled lockbox account, and is thereafter required to deposit, or cause the property manager to immediately deposit, all revenue received by the borrower or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrower is required to deliver a notice to all commercial tenants at The Wave Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. In addition, upon the first occurrence of a Trigger Period, the lender is required to establish a lender-controlled cash management account. All funds deposited into the lockbox are required to be transferred on each business day to, or at the direction of, the borrower, unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice to the institution maintaining the lockbox account, in which case all funds in the lockbox account are required to be swept on each business day to the lender-controlled cash management account to be applied and disbursed in accordance with The Wave Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with The Wave Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for The Wave Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under The Wave Whole Loan documents, the lender may apply funds in the accounts to The Wave Whole Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under The Wave Whole Loan documents and (ii) the debt service coverage ratio being less than 1.15x and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under The Wave Whole Loan documents and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
98

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
99

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
100

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Retail/Office
Borrower Sponsor(s):	Mark Hutchinson	Collateral:	Fee
Borrower(s):	DE Orinda Borrower LLC and Orinda Dunhill LLC	Location:	Orinda, CA
Original Balance:	$22,000,000	Year Built / Renovated:	1941 / 1990
Cut-off Date Balance:	$22,000,000	Property Management:	Dunhill Partners West
% by Initial UPB:	3.5%	Size:	91,283 SF
Interest Rate:	6.99700%	Appraised Value / Per SF:	$32,400,000 / $355
Note Date:	July 8, 2025	Appraisal Date:	May 21, 2025
Original Term:	60 months	Occupancy:	86.4% (as of July 8, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	87.5%
Original Amortization:	NAP	Underwritten NOI:	$2,389,232
Interest Only Period:	60 months	Underwritten NCF:	$2,356,872
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,086,326 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,923,960
Call Protection:	L(24),D(31),O(5)	2023 NOI:	$1,997,675
Lockbox / Cash Management(1):	Springing / Springing	2022 NOI(4):	NAV
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$241
Taxes:	$30,723	$65,000(3)	NAP	Maturity Date Loan / SF:	$241
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	67.9%
Replacement Reserves:	$0	$1,521	NAP	Maturity Date LTV:	67.9%
Rollover Reserve:	$500,000	$9,509	NAP	UW NOI DY:	10.9%
				UW NCF DSCR:	1.51x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$22,000,000	95.6%	Loan Payoff	$20,992,601	91.2%
Sponsor Equity	$1,015,222	4.4%	Closing Costs(5)	1,491,899	6.5%
			Upfront Reserves	530,723	2.3%
Total Sources	$23,015,222	100.0%	Total Uses	$23,015,222	100.0%
(1)	The lockbox springing condition has been met as of the origination date, and will be in place by the first monthly payment date.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The borrowers are required to deposit (i) $65,000 into a real estate tax reserve, on each monthly payment date occurring in September 2025, October 2025, November 2025, and December 2025, and (ii) on each monthly payment date thereafter, an amount equal to one-twelfth of the real estate taxes that the lender estimates will be payable during the next ensuing twelve months (initially, $36,340).
(4)	2022 NOI is unavailable because the borrower sponsor did not provide.
(5)	Closing Costs include a rate buydown fee of $880,000.

The Loan. The eighth largest mortgage loan (the “Orinda Theatre Square Mortgage Loan”) is secured by the borrowers’ fee interest in Orinda Theatre Square, a 91,283 square foot, mixed-use center located at 2 Theatre Square in Orinda, CA (the “Orinda Theatre Square Property”). The Orinda Theatre Square Mortgage Loan was originated by German American Capital Corporation on July 8, 2025, has a 5-year interest-only term and accrues interest at a rate of 6.99700% per annum on an Actual/360 basis. The Orinda Theatre Square Mortgage Loan has an original term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The scheduled maturity date of the Orinda Theatre Square Mortgage Loan is the payment date in August 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
101

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

The Property. The Orinda Theatre Square Property is a two and three-story mixed-use property that spans a full city block in Downtown Orinda, CA. The Orinda Theatre Square Property is centered around the historic Orinda Theatre (15.7% NRA; 4.1% of annual base rent), a three-screen art deco theatre that was originally constructed in 1941. The remainder of the Orinda Theatre Square Property was constructed in 1990 and features a variety of boutique retailers, restaurants, and entertainment options situated below two floors of office space and connected with open air outdoor spaces and courtyards. The Orinda Theatre Square Property is approximately 86.4% leased as of July 8, 2025 to a roster of 31 tenants and is comprised of approximately 45.4% office space and approximately 39.0% retail space with the remainder attributed to the theatre. The two largest tenants based on underwritten base rent, Law Offices of Gillin, Jacobson, Ellis, Larsen, and Lucey (“GJEL Accident Attorneys”) (12.7% of NRA; 15.4% of underwritten base rent) and Morgan Stanley Smith Barney Financing LLC (“Morgan Stanley”) (9.8% of NRA; 15.1% of underwritten base rent), have each been at the Orinda Theatre Square Property for over 25 years and both have renewed their leases within the last three years. Outside of the top three tenants based on square feet at the Orinda Theatre Square Property, no other tenant comprises more than 5.7% of NRA or 6.7% of underwritten base rent. The Orinda Theatre Square Property has a weighted average tenure of 14.5 years

Additionally, the office suites at the Orinda Theatre Square Property are approximately 93.8% leased as of July 8, 2025 and average approximately 3,800 square feet, appealing to a wide range of potential users. The Orinda Theatre Square Property is directly across the street from the Orinda Bay Area Rapid Transit Station. The Orinda Bay Area Rapid Transit Station also provides direct access to downtown San Francisco within 30 minutes. Additionally, the Orinda Theatre Square Property has a subterranean 324 space parking garage (approximately 3.55 spaces per 1,000 square feet).

Major Tenants. The three largest tenants based on underwritten base rent are GJEL Accident Attorneys, Morgan Stanley and Wells Fargo Advisors, LLC (“Wells Fargo”).

Law Offices of Gillin, Jacobson, Ellis, Larsen, and Lucey (11,569 square feet; 12.7% of net rentable area; 15.4% of underwritten base rent). GJEL Accident Attorneys was founded by partners Andy Gillin and Ralph Jacobson in the 1970’s. GJEL Accident Attorneys has served the state of California for over 40 years with over $950 million recovered for their clients. GJEL Accident Attorneys has been at the Orinda Theatre Square Property since 1997. GJEL Accident Attorneys has one two-year extension option and a termination right every six months beginning June 30, 2026 with six months’ notice.

Morgan Stanley (8,902 square feet; 9.8% of net rentable area; 15.1% of underwritten base rent). Morgan Stanley are professionals dedicated to serving high net worth individuals and their families, as well as corporations, foundations and endowments. Morgan Stanley has one five-year extension option at the Orinda Theatre Square Property. Morgan Stanley has an on-going right to terminate the lease only in the event that the landlord leases any ground floor space to any national stock brokerage firm. If the borrowers lease ground floor space to a national stock brokerage firm and Morgan Stanley elects to exercise its termination option, Morgan Stanley will have up to six months from the national stock brokerage firm’s occupancy to exercise its option to terminate. Morgan Stanley has been at the Orinda Theatre Square Property since 1995.

Wells Fargo Advisors, LLC (3,886 square feet; 4.3% of net rentable area; 6.7% of underwritten base rent). Wells Fargo is a financial services firm, serving investors nationwide. Wells Fargo helps clients succeed financially with investment planning and advice designed to help them achieve their life needs and financial goals. Wells Fargo has two five-year extension options at the Orinda Theatre Square Property and no termination options. Wells Fargo has been at the Orinda Theatre Square Property since 2012.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
102

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

The following table presents certain information relating to the top tenants at the Orinda Theater Square Property (by U/W Base Rent):

Tenant Summary(1)
Tenant	Property Type	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Top 10 Tenants
GJEL Accident Attorneys	Office	NR/NR/NR	11,569	12.7%	484,872	$41.91	15.4%	6/30/2028	Y(3)	1 x 2 yr
Morgan Stanley	Office	A1/A-/A+	8,902	9.8%	473,124	53.15	15.1%	12/31/2028	Y(4)	1 x 5 yr
Wells Fargo Advisors, LLC	Office	A1/BBB+/A+	3,886	4.3%	211,332	54.38	6.7%	5/31/2028	N	2 x 5 yr
Bell Investments Advisors	Office	NR/NR/NR	3,135	3.4%	158,004	50.40	5.0%	8/30/2030	N	None
The Fourth Bore Tap Room & Grill	Retail	NR/NR/NR	2,373	2.6%	154,911	65.28	4.9%	11/30/2028	N	None
Old Republic Title Company	Retail	NR/NR/NR	2,666	2.9%	147,510	55.33	4.7%	11/30/2028	N	1 x 5 yr
Anytime Fitness	Retail	NR/NR/NR	5,200	5.7%	142,171	27.34	4.5%	4/30/2029	N	2 x 5 yr
Terra Nova Trading, Inc.	Office	NR/NR/NR	2,610	2.9%	135,492	51.91	4.3%	4/30/2028	N	None
Orinda Theatre	Theatre	NR/NR/NR	14,290	15.7%	$128,318	8.98	4.1%	11/30/2027	N	1 x 5 yr
Saffron	Retail	NR/NR/NR	1,806	2.0%	121,116	67.06	3.9%	MTM	N	1 x 5 yr
Top Ten Tenants			56,437	61.8%	$2,156,849	$38.22	68.7%
Remaining Tenants			22,393	24.5%	$984,022	$43.94	31.3%
Occupied Total / Wtd. Avg. Occupied			78,830	86.4%	$3,140,871	$39.84	100.0%
Vacant			12,453	13.6%
Total			91,283	100.0%

(1)	Based on the underwritten rent roll dated July 8, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	GJEL Accident Attorneys has a termination right every six months beginning June 30, 2026 with six months’ notice.
(4)	Morgan Stanley has an on-going right to terminate the lease only in the event that the borrowers lease any ground floor space to any national stock brokerage firm. If the borrowers lease ground floor space to a national stock brokerage firm and Morgan Stanley elects to exercise its termination option, Morgan Stanley will have up to six months from the national stock brokerage firm’s occupancy to exercise its option to terminate.

The following table presents certain information relating to the lease rollover schedule at the Orinda Theatre Square Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2025	4,679	5.1%	5.13%	$286,325	9.1%	$61.19	4
2026	6,740	7.4%	12.5%	$253,288	8.1%	$37.58	5
2027	18,471	20.2%	32.7%	$314,389	10.0%	$17.02	6
2028	37,689	41.3%	74.0%	$1,855,037	59.1%	$49.22	10
2029	5,200	5.7%	79.7%	$142,171	4.5%	$27.34	1
2030	3,985	4.4%	84.1%	$222,354	7.1%	$55.80	3
2031	1,383	1.5%	85.6%	$41,490	1.3%	$30.00	1
2032	683	0.7%	86.4%	$25,817	0.8%	$37.80	1
2033	0	0.0%	86.4%	$0	0.00%	$0.00	0
2034	0	0.0%	86.4%	$0	0.00%	$0.00	0
2035 & Thereafter	0	0.0%	86.4%	$0	0.00%	$0.00	0
Vacant	12,453	13.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	91,283	100.0%	100.0%	$3,140,871	100.0%	$39.84	31
(1)	Based on the underwritten rent roll dated July 8, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
103

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Orinda Theatre Square Property:

Operating History and Underwritten Net Cash Flow
	2023	2024	TTM(1)	U/W(2)	Per SF
Base Rent	$3,174,087	$3,015,795	$3,213,150	$3,140,871	34.41
Rent Steps	0	0	0	83,963	0.92
Vacant Income	0	0	0	577,723	6.33
Gross Potential Rent	$3,174,087	$3,015,795	$3,213,150	$3,802,557	$41.66
Total Reimbursements	671,102	584,494	601,583	660,000	7.23
Other Income	130,972	137,288	137,455	170,200	1.86
Net Rental Income	$3,976,161	$3,737,577	$3,952,188	$4,632,757	$50.75
(Vacancy/Credit Loss)	0	0	0	(577,723)	(6.33)
Effective Gross Income	$3,976,161	$3,737,577	$3,952,188	$4,055,034	$44.42

Total Expenses(3)	$1,978,486	$1,813,616	$1,865,862	$1,665,801	$18.25

Net Operating Income	$1,997,675	$1,923,960	$2,086,326	$2,389,232	$26.17
TI/LC	0	0	0	14,104	0.15
Cap Ex	0	0	0	18,257	0.20
Net Cash Flow	$1,997,675	$1,923,960	$2,086,326	$2,356,872	$25.82

Occupancy	85.0%	87.0%	85.1%	87.5%(4)
NCF DSCR	1.28	1.23	1.34	1.51
NOI Debt Yield	9.1%	8.7%	9.5%	10.9%
(1)	TTM reflects the trailing 12 months ending March 31, 2025.
(2)	Based on the underwritten rent rolls dated July 8, 2025, inclusive of contractual rent steps through June 1, 2026.
(3)	Total Expenses includes management fees, common area maintenance, other expenses, real estate taxes and insurance.
(4)	Based on economic occupancy.

Appraisal. According to the appraisal, the Orinda Theatre Square Property had an “as-is” appraised value of $32,400,000 as of May 21, 2025, as shown in the table below.

Orinda Theatre Square Appraised Value(1)
Property	Value	Capitalization Rate
Orinda Theatre Square	$32,400,000	7.25%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated May 28, 2025, there was no evidence of any recognized environmental conditions at the Orinda Theatre Square Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
104

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

The Market. The Orinda Theatre Square Property is located in the East Bay – CA USA retail market and the Lamorinda retail submarket. According to the appraisal, as of the first quarter of 2025, the Lamorinda submarket had approximately 1,943,028 square feet of occupied retail space (including sublet space), resulting in an occupancy rate of 96.7% for the submarket. This reflects a decrease from the previous quarter’s occupancy of 97.1%, and a small decrease from an occupancy rate of 97.1% from last year. The submarket occupancy rate is above the 94.6% market occupancy. The submarket experienced negative 6,101 square feet of net absorption for the current quarter. This indicates a decline from the previous quarter’s positive 6,001 square feet of net absorption, and a decline from the negative 4,557 square feet of net absorption from a year ago. The submarket’s current net absorption of negative 6,101 square feet is below the overall market net absorption of positive 100,226 square feet.

The submarket achieved average asking rent of $39.71 per square foot, which indicates a small decrease from the previous quarter’s asking rent of $39.76 per square foot, and a small decrease from the asking rent of $39.76 per square foot from last year. The submarket’s current asking rent of $39.71 per square foot compares favorably with the overall market asking rent of $32.75 per square foot.

According to the appraisal, the 2024 population within a one-, three- and five-mile radius of the Orinda Theatre Square Property is 5,171, 29,062 and 179,524, respectively. The 2024 average household income within the same radii is $308,962, $313,545 and $236,941, respectively.

The following table presents information relating to comparable retail and office rentals for the Orinda Theatre Square Property:

Market Analysis – Retail and Office Rentals(1)
Property Name / Address	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Rent (PSF)
Orinda Theatre Square(2) 2 Theatre Square Orinda, CA	1941 / 1990	The Fourth Bore Tap Room & Grill	2,373	Aug-11	$65.28
San Miguel Center 1250-1280 Newell Avenue Walnut Creek, CA	1980 / NAP	Jersey Mike’s	1,310	Feb-23	$38.72
Pleasant Hill Plaza 1888-1979 Contra Costa Blvd Pleasant Hill, CA	1979 / NAP	Sourdough & Co.	1,770	Nov-22	$40.00
Class C Office 10 S. Knoll Road Mill Valley, CA	1984 / NAP	First American Title	2,030	Jul-23	$51.60
Harbor Drive Exec. Park 1 and 3 Harbor Drive Sausalito, CA	1981 / NAP	Vine Connections	3,155	Oct-23	$57.00
Orinda Commercial 1 Bates Boulevard Orinda, CA	1989 / NAP	Clearwater Counseling	1,830	Mar-22	$45.00
818 & 821 5th Avenue 818 & 821 5th Avenue San Rafael, CA	1972 / 2019	Radiant Logic	6,620	May-24	$51.00
Lafayette Terrace 3697 Mt. Diablo Boulevard Lafayette, CA	1985 / NAP	Madison Park Financial	5,010	May-23	$46.80
(1)	Source: Appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated July 6, 2025.

The Borrowers and the Borrower Sponsor. The borrowers are DE Orinda Borrower LLC and Orinda Dunhill LLC, both Delaware limited liability companies, each having one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Orinda Theatre Square Mortgage Loan. Orinda Theatre Square has a tenants in common (“TIC”) ownership structure. The TIC borrowing entities, DE Orinda Borrower LLC (43.27% ownership) and Orinda Dunhill LLC (57.73% ownership) are recycled special purpose entities formed in the State of Delaware. Mark Hutchinson is the control party for both entities and will be the non-recourse carve out guarantor for the Orinda Theatre Square Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Mark Hutchinson. Mark Hutchinson is the executive vice president of Dunhill Partners. Dunhill Partners was established in 1984 and has since done over $5 billion in transaction volume. The company specializes in acquiring, selling, managing, and leasing retail shopping centers.

Property Management. The Orinda Theatre Square Property is managed by Dunhill Partners West, an affiliate of the borrower sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
105

Mixed Use – Retail/Office 2 Theatre Square Orinda, CA 94563	Collateral Asset Summary – Loan No. 8 Orinda Theatre Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 67.9% 1.51x 10.9%

Initial and Ongoing Reserves. At origination of the Orinda Theatre Square Mortgage Loan, the borrowers deposited approximately (i) $30,723 into a real estate tax reserve and (ii) $500,000 into a leasing reserve for future tenant improvements and leasing commissions.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, (i) on each monthly payment date occurring in September 2025, October 2025, November 2025, and December 2025, $65,000, and (ii) on each monthly payment date thereafter, an amount equal to one-twelfth of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months (initially, $36,340.32).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof; provided, however, that the insurance reserve will be conditionally waived for so long as the borrowers maintain a banket policy acceptable to the lender. At origination, a blanket policy was in place.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $1,521.

Rollover Reserve –The borrowers are required to deposit into a rollover reserve, on a monthly basis, approximately $9,509 for future tenant improvements and leasing commissions.

Lockbox / Cash Management. The Orinda Theatre Square Mortgage Loan is structured with a springing lockbox and springing cash management. The borrowers will enter into a clearing account agreement with a financial institution pursuant to which from and after the occurrence of a Lockbox Trigger Event (as defined below), a lockbox and clearing account controlled by the lender (the "Clearing Account") will be established by the borrowers with such financial institution, into which all rents, revenues and receipts from the Orinda Theatre Square Property are required to be deposited directly by the tenants. The borrowers will provide (i) executed account opening documentation required by the Clearing Account financial institution in order to establish the Clearing Account and (ii) executed letters directing all tenants to deposit all sums due under their leases directly into the Clearing Account to be held in escrow pending the occurrence of a Lockbox Trigger Event. Following the occurrence of a Lockbox Trigger Event, all sums deposited into the Clearing Account will be transferred into the borrowers’ operating account on a daily basis unless a Trigger Period (as defined below) then exists. Following a Trigger Period, any transfers to the borrowers’ operating account will cease and such sums on deposit in the Clearing Account will be transferred on a daily basis to an account controlled by the lender, at a financial institution selected by the lender, to be applied to payment of all monthly amounts due under the Orinda Theatre Square Mortgage Loan documents (including, without limitation, taxes and insurance, debt service and required reserves) and approved property operating expenses with any excess funds being held by the lender as additional collateral for the Orinda Theatre Square Mortgage Loan. As of the origination date, a Lockbox Trigger Event exists and the Clearing Account will be in place as of the first monthly payment date.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.20x, (iii) if the manager is an affiliate of borrowers or guarantor and is adjudicated bankrupt or insolvent and (iv) if the borrowers or the guarantor becomes insolvent or a debtor in any bankruptcy or insolvency proceeding; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (w) clause (i) above, the event of default commencing the Trigger Period has been cured and such cure has been accepted by lender (and no other event of default is then continuing) (x) clause (ii) above, the date that the DSCR is equal to or greater than 1.20x for two consecutive calendar quarters, (y) clause (iii) above, if the manager is replaced with a non-affiliated manager approved by the lender under a replacement management agreement approved by the lender, such replacement manager and the borrowers have executed and delivered an assignment and subordination agreement satisfactory to the lender, and (z) clause (iv) above if such Trigger Period is solely as a result of the filing of an involuntary petition, case or proceeding against the borrowers with respect to which none of the borrowers, the guarantor or any affiliate of the borrowers or the guarantor solicited or actively facilitated the solicitation of petitioning creditors or consented to or otherwise joined in such involuntary petition, case, or proceeding, upon the same being discharged or dismissed within 90 days of such filing.

A “Lockbox Trigger Event” means the occurrence of the origination date of the Orinda Theatre Square Mortgage Loan.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
106

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
107

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
108

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	Michael Schofel and Peter Schofel	Collateral:	Fee
Borrower(s):	110 Chanticleer Property LLC	Location:	Myrtle Beach, SC
Original Balance:	$20,700,000	Year Built / Renovated:	2004 / 2023, 2024
Cut-off Date Balance:	$20,700,000	Property Management:	Asset Plus USA, LLC
% by Initial UPB:	3.3%	Size:	149 Units
Interest Rate:	6.00000%	Appraised Value / Per Unit:	$32,500,000 / $218,121
Note Date:	July 9, 2025	Appraisal Date:	November 6, 2024
Original Term:	60 months	Occupancy:	94.0% (as of June 4, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	83.0%
Original Amortization:	NAP	Underwritten NOI:	$1,562,368
Interest Only Period:	60 months	Underwritten NCF:	$1,525,118
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,479,431 (TTM May 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,153,101
Call Protection:	L(24),D(29),O(7)	2023 NOI(3):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(3):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$138,926
Taxes:	$144,238	$18,030	NAP	Maturity Date Loan / Unit:	$138,926
Insurance:	$36,083	$12,028	NAP	Cut-off Date LTV:	63.7%
Replacement Reserves:	$0	$3,104	NAP	Maturity Date LTV:	63.7%
Other Reserves(2):	$2,700,000	$0	NAP	UW NOI DY(4):	8.7%
				UW NCF DSCR:	1.21x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$20,700,000	100.0%	Loan Payoff	$14,958,845	72.3%
			Upfront Reserves	2,880,321	13.9
			Sponsor Equity	1,555,568	7.5
			Closing Costs(5)	1,305,265	6.3
Total Sources	$20,700,000	100.0%	Total Uses	$20,700,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of a $2,700,000 holdback reserve.
(3)	2022 NOI and 2023 NOI Information are not available because the borrower acquired The Brixley at Carolina Forest Property (as defined below) in May 2023.
(4)	UW NOI DY is calculated net of the $2,700,000 holdback reserve which is required to be released on and after the date that is six months following the origination date to the extent that The Brixley at Carolina Forest Property achieves a Holdback Debt Yield (as defined below) of 8.5%. See “Initial and Ongoing Reserves” below. UW NOI DY based on the total balance of The Brixley at Carolina Forest Mortgage Loan of $20,700,000 is 7.5%.
(5)	Closing Costs include a rate buydown fee of $828,000.

The Loan. The ninth largest mortgage loan (“The Brixley at Carolina Forest Mortgage Loan”) is secured by the borrower’s fee simple interest in a 149 unit, garden-style apartment complex located in Myrtle Beach, South Carolina (“The Brixley at Carolina Forest Property”). The Brixley at Carolina Forest Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $20,700,000. The Brixley at Carolina Forest Mortgage Loan was originated on July 9, 2025 by CREFI and accrues interest at a fixed rate of 6.00000% per annum. The Brixley at Carolina Forest Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of The Brixley at Carolina Forest Mortgage Loan is August 6, 2030.

The Property. The Brixley at Carolina Forest Property is a 149-unit, garden-style apartment complex located in Myrtle Beach, South Carolina. The Brixley at Carolina Forest Property is comprised of 16 buildings situated on an approximately 26.29-acre site, including 12 three-story residential buildings, an amenity building, and a clubhouse / leasing office maintenance building. The borrower purchased The Brixley at Carolina Forest Property in May 2023 and began a renovation plan to transition The Brixley at Carolina Forest Property from student housing to conventional apartments. Renovations have totaled approximately $2,362,975 and include upgraded units with

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
109

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%

new paint, kitchen cabinets, stainless steel appliances, new granite or quartz countertops, new bathroom vanity and toilets, new flooring, and updated plumbing and lighting fixtures, along with exterior and amenity refreshes.

Amenities at The Brixley at Carolina Forest Property include a sport court, fitness center, leasing office, clubhouse, business center, pool, barbeque grill, outdoor lounge, theatre room, and cabana/pergola. The Brixley at Carolina Forest Property also features 432 parking spaces, resulting in a parking ratio of 2.90 spaces per unit. The unit mix at The Brixley at Carolina Forest Property consists of four studio units, one one-bedroom unit, 63 three-bedroom non-renovated units, 15 three-bedroom partially renovated units, and 66 three-bedroom renovated units with fully renovated three-bedroom units having a $164 (10.8%) rental premium relative to unrenovated units. As of June 4, 2025, The Brixley at Carolina Forest Property was 94.0% occupied.

The following table presents certain information relating to the unit mix at The Brixley at Carolina Forest Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit(2)
Studio	4	2.7%	4	100.0%	450	$1,123	$1,255
1BR/1BA	1	0.7%	1	100.0%	450	$1,060	$1,050
3BR/3BA Unrenovated	63	42.3%	55	87.3%	1,250	$1,519	$1,600
3BR/3BA Partial Renovated	15	10.1%	14	93.3%	1,250	$1,630	$1,725
3BR/3BA Renovated	66	44.3%	66	100.0%	1,250	$1,683	$1,800
Total/Wtd. Avg.	149	100.0%	140	94.0%	1,223	$1,593	$1,688
(1)	Based on the underwritten rent roll dated June 4, 2025. Average Monthly Rental Rate is based on occupied units.
(2)	Source: Appraisal.

The following table presents certain information relating to the historical and underwritten net cash flow at The Brixley at Carolina Forest Property:

Cash Flow Analysis
	12/31/2024(1)	TTM 5/31/2025(1)	U/W	U/W Per Unit(2)
Base Rent	$2,873,307	$2,844,255	$2,675,688	$17,957.64
Potential Income from Vacant Units	0	0	174,300	$1,169.80
Gross Potential Income	$2,873,307	$2,844,255	$2,849,988	$19,127.44
Other Income(2)	326,927	413,876	413,876	$2,777.69
Net Rental Income	$3,200,234	$3,258,131	$3,263,864	$21,905.13
(Vacancy / Credit Loss)	($817,774)	($501,931)	($483,853)	($3,247.34)
Total Effective Gross Income	$2,382,459	$2,756,199	$2,780,011	$18,657.79

Real Estate Taxes	206,055	209,356	205,667	$1,380.31
Insurance	127,819	129,910	137,459	$922.55
Management Fee	71,474	82,686	83,400	$559.73
Utilities	321,954	319,536	319,536	$2,144.54
Other Expenses(3)	502,056	535,280	471,580	$3,164.97
Total Expenses	$1,229,358	$1,276,769	$1,217,643	$8,172.10

Net Operating Income	$1,153,101	$1,479,431	$1,562,368	$10,485.69
Replacement Reserves - Residential	0	0	37,250	$250.00
Net Cash Flow	$1,153,101	$1,479,431	$1,525,118	$10,235.69

Occupancy	76.0%	87.2%	83.0%(4)
NCF DSCR	0.92x	1.17x	1.21x
NOI Debt Yield(5)	6.4%	8.2%	8.7%
(1)	The increase from 12/31/2024 Net Operating Income to TTM 5/31/2025 Net Operating Income is primarily attributable to the renovations and subsequent lease-up of The Brixley at Carolina Forest Property in 2024.
(2)	Other Income includes utilities reimbursement, cable and internet, resident liability insurance, cleaning and damages, application fees, late fees, lease termination/notice fees, and pet fees
(3)	Other Expenses include payroll and benefits, repairs and maintenance, and general and administrative expenses.
(4)	Represents economic occupancy.
(5)	NOI Debt Yield is calculated net of the $2,700,000 holdback reserve which is required to be released six months following the origination date to the extent that The Brixley at Carolina Forest Property achieves a Holdback Debt Yield (as defined below) of 8.5%. See “Initial and Ongoing Reserves” below. The 12/31/2024, TTM 5/31/2025, and U/W NOI Debt Yields based on the total balance of The Brixley at Carolina Forest Mortgage Loan of $20,700,000 are 5.6%, 7.1%, and 7.5%, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
110

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%

Appraisal. According to the appraisal, The Brixley at Carolina Forest Property had an “as-is” appraised value of $32,500,000 as of November 6, 2024, as shown in the table below.

The Brixley at Carolina Forest Appraised Value(1)
Property	Value	Capitalization Rate
The Brixley at Carolina Forest	$32,500,000	5.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated April 21, 2025, there was no evidence of any recognized environmental conditions at The Brixley at Carolina Forest Property.

The Market. The Brixley at Carolina Forest Property is located at 110 Chanticleer Village Drive in Myrtle Beach, South Carolina, within the Myrtle Beach-Conway-North Myrtle Beach SC-NC metropolitan statistical area (the “Myrtle Beach MSA”). The Brixley at Carolina Forest Property is located approximately 10.9 miles west of the Myrtle Beach Pier and 11.9 miles west of the Myrtle Beach International Airport. The Myrtle Beach MSA is a popular destination for tourists and retirees and has experienced strong population growth with a 4.3% increase in population from 2021 to 2022 and 2022 to 2023. Top employers in the Myrtle Beach MSA include Walmart, Coastal Carolina University, Food Lion, Conway Medical Center, and Grand Strand Regional Medical Center.

According to the appraisal, The Brixley at Carolina Forest Property is located in the Myrtle Beach multifamily market. As of the third quarter of 2024, the Myrtle Beach multifamily market had a total inventory of 9,739 units, a vacancy rate of 10.1%, and asking rent of $1,462 per unit. Furthermore, the appraisal compared The Brixley at Carolina Forest Property to 2000 to 2009 vintage properties and found that average asking rates for similar vintage properties was $1,610 per unit.

According to the appraisal, the 2023 population within a one-, three- and five-mile radius of The Brixley at Carolina Forest Property was 1,406, 19,810 and 55,053, respectively. The 2023 average household income within the same radii was $99,908, $89,229 and $90,772, respectively.

The following table presents certain information relating to comparable multifamily properties to The Brixley at Carolina Forest Property:

Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit(1)
	-	2004 / 2023, 2024	149	Studio	450	$1,123
The Brixley at Carolina Forest(2)				1BR/1BA	450	$1,060
110 Chanticleer Village Drive				3BR/3BA	1250	$1,519
Myrtle Beach, SC				3BR/3BA Partial Renovated	1250	$1,630
				3BR/3BA Renovated	1250	$1,683
Reserve at Ridgewood 4911 Signature Drive	0.6 mi	1998 / NAP	180	2BR/2BA	1,140	$1,434
Myrtle Beach, SC				3BR/3BA	1,315	$1,590
Grandview At Clear Pond	2.6 mi	2020 / NAP	252	1BR/1BA	772	$1,250
101 Grand Bahama Drive				2BR/2BA	1,013	$1,600
Myrtle Beach, SC				3BR/3BA	1,200	$1,820
The Cloisters At Carolina Forest 2118 Silvercrest Drive	5.1 mi	2019 / NAP	152	2BR/2BA	1,050	$1,482
Myrtle Beach, SC				3BR/3BA	1,250	$1,584
River Landing	7.5 mi	2002 / 2023	340	1BR/1BA	728	$1,152
200 River Landing Boulevard				2BR/2BA	993	$1,356
Myrtle Beach, SC				3BR/2BA	1,456	$1,583
Flintlake	8.2 mi	1996 / 2021	272	1BR/1BA	810	$1,175
650 West Flintlake Court				2BR/2BA	1,103	$1,327
Myrtle Beach, SC				3BR/2.5BA	1,508	$1,545
Seaside Grove	9.2 mi	2002 / 2013	312	1BR/1BA	787	$1,157
101 Augusta Plantation Drive				2BR/2BA	989	$1,357
Myrtle Beach, SC				3BR/3BA	1,229	$1,583
Cape Landing	11.6 mi	1997 / NAP	288	1BR/1BA	717	$1,231
3851 Cape Landing Drive				2BR/2BA	1,008	$1,399
Myrtle Beach, SC				3BR/3BA	1,356	$1,665
Seapath on 67th 6715 Wahoo Drive	13.7 mi	2018 / NAP	224	1BR/1BA	814	$1,314
Myrtle Beach, SC				2BR/2BA	1,095	$1,745
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated June 4, 2025. Average Rent Per Unit reflects the average base rent for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
111

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%

The Borrower and the Borrower Sponsors. The borrower is 110 Chanticleer Property LLC, a Delaware limited liability company and single purpose entity. The borrower sponsor and non-recourse carveout guarantors are Michael Schofel and Peter Schofel of Eastman Companies. Founded in 1978, Eastman Companies is a full-service real estate development, construction and management company that owns, manages, or has developed more than eight million square feet of office, retail, industrial and multifamily properties. Furthermore, Eastman Companies launched Eastman Residential in 2020 with a focus on acquiring well-located multifamily properties in markets with robust economic drivers and future growth potential.

Property Management. The Brixley at Carolina Forest Property is managed by Asset Plus USA, LLC, an independent third party management company.

Initial and Ongoing Reserves. At origination of The Brixley at Carolina Forest Mortgage Loan, the borrower deposited approximately (i) $144,238 into a reserve account for real estate taxes, (ii) $36,083 into a reserve account for insurance premiums and (iii) $2,700,000 into a holdback reserve. On and after the date that is six months after the origination date, at the borrower’s request (no more than once in any three month period), the lender is required to calculate the Holdback Debt Yield (as defined below), and to the extent there is a Holdback Reserve Funds Release Amount (as defined below), the lender will disburse such amount (i) if no Trigger Period (as defined below) exists, to the borrower, and (ii) if a Trigger Period exists, into the cash management account. In the event that any amount of holdback reserve funds remain on deposit as of the date that is 36 months after the origination date, then the lender will have the right to hold such remaining funds as additional collateral without any further release to the borrower.

“Holdback Debt Yield” means, as of any date of any calculation of the holdback reserve, a ratio calculated as a percentage in which: (i) the numerator is the underwritable cash flow (calculated using, instead of gross rents, rental income for the trailing three months actually paid by tenant(s) pursuant to their lease(s), annualized), and (ii) the denominator is the then outstanding principal balance of The Brixley at Carolina Forest Mortgage Loan less the amount of holdback reserve funds that would remain on deposit, if any, following disbursement of the Holdback Reserve Funds Release Amount (as defined below).

“Holdback Reserve Funds Release Amount” means, as of the date the borrower requests a disbursement from the holdback reserve, the greatest amount of holdback reserve funds for which the Holdback Debt Yield equals or exceeds 8.50%; provided, however, that if such amount to be released is less than $250,000, such released amount shall be deemed to be $0.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $18,030).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $12,028).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $3,104.

Lockbox / Cash Management. The Brixley at Carolina Forest Mortgage Loan is structured with a springing lockbox and springing cash management. Promptly following receipt of notice from the lender of the first occurrence of a Trigger Period , the borrower is required to establish a lender-controlled lockbox account, and is thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue derived from The Brixley at Carolina Forest Property into such lender-controlled lockbox. Within five business days after the first occurrence of a Trigger Period, the borrower is required to deliver a notice to all non-residential tenants occupying space in The Brixley at Carolina Forest Property directing them to remit all rent and other sums due under the lease to which they are a party into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with The Brixley at Carolina Forest Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with The Brixley at Carolina Forest Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for The Brixley at Carolina Forest Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under The Brixley at Carolina Forest Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default under The Brixley at Carolina Forest Mortgage Loan documents, and (ii) the debt service coverage ratio (calculated on the outstanding principal balance of the Brixley at Carolina Forest Mortgage Loan net of the holdback reserve funds) being less than 1.15x (provided, however, that no Trigger Period shall be deemed to exist pursuant to this clause (ii) during any period that the Collateral Cure Conditions (as defined below) are satisfied); and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under The

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
112

Multifamily – Garden 110 Chanticleer Village Drive Myrtle Beach, SC 29579	Collateral Asset Summary – Loan No. 9 The Brixley at Carolina Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 63.7% 1.21x 8.7%

Brixley at Carolina Forest Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for one calendar quarter.

The “Collateral Cure Conditions” will exist if and for so long as the borrower provides to the lender collateral in the form of cash or a letter of credit in the amount of the Collateral Deposit Amount (as defined below), and thereafter, for so long as the borrower elects to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period (under clause (A)(ii) of the definition of such term) on each one year anniversary of the date that the borrower delivered such cash or letter of credit, the borrower must provide additional cash collateral or increase the letter of credit amount in the amount necessary to equal the Collateral Deposit Amount. The lender is required to promptly return such collateral to the borrower, provided no event of default is continuing under The Brixley at Carolina Forest Mortgage Loan documents, at such time as the debt service coverage ratio is equal to or greater than 1.20x for one calendar quarter without taking into account such collateral.

The “Collateral Deposit Amount” means an amount equal to the positive difference between the underwritable cash flow that produces a debt service coverage ratio of 1.20x and the underwritable cash flow that produces a debt service coverage ratio of 1.00x, in each case, as the debt service coverage ratio is calculated under the related loan documents as of the date such amount is determined.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
113

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
114

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
115

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	AVR Enterprises LLC	Collateral(4):	Fee / Leasehold
Borrower(s):	First Class Hotels, LLC	Location:	New Orleans, LA
Original Balance(1):	$20,000,000	Year Built / Renovated:	1893 / 2019
Cut-off Date Balance(1):	$20,000,000	Property Management:	Waldorf Astoria Management, LLC
% by Initial UPB:	3.2%	Size:	504 Rooms
Interest Rate:	6.87000%	Appraised Value / Per Room:	$243,000,000 / $482,143
Note Date:	June 30, 2025	Appraisal Date:	January 31, 2025
Original Term:	60 months	Occupancy:	70.2% (as of March 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	70.2%
Original Amortization:	NAP	Underwritten NOI:	$20,303,668
Interest Only Period:	60 months	Underwritten NCF:	$16,966,806
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(5):	$20,230,238 (TTM March 31, 2025)
Additional Debt Balance(1):	$110,000,000	2024 NOI(5)(6):	$17,640,551
Call Protection(2):	L(25),D(28),O(7)	2023 NOI(6):	$19,034,524
Lockbox / Cash Management:	Soft / Springing	2022 NOI:	$19,739,027

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$257,937
Taxes:	$0	Springing	NAP	Maturity Date Loan Per Room:	$257,937
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.5%
FF&E Reserve:	$0	Springing	NAP	Maturity Date LTV:	53.5%
Ground Lease Subleases Reserve:	$322,055	$0	NAP	UW NOI DY:	15.6%
PIP Reserve:	$0	Springing	NAP	UW NCF DSCR:	1.87x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$130,000,000	95.0%	Loan Payoff	$135,590,278	99.1%
Borrower Sponsor Equity	6,841,400	5.0	Closing Costs	929,067	0.7
			Upfront Reserves	322,055	0.2
Total Sources	$136,841,400	100.0%	Total Uses	$136,841,400	100.0%
(1)	The Roosevelt New Orleans Mortgage Loan (as defined below) is part of a whole loan that is comprised of six pari passu promissory notes with an aggregate original principal balance and Cut-off Date balance of $130,000,000 (“The Roosevelt New Orleans Whole Loan”). The Financial Information presented in the chart above is based on The Roosevelt New Orleans Whole Loan.
(2)	Defeasance of The Roosevelt New Orleans Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) June 30, 2028. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2025-V16 securitization in August 2025. The actual lockout period may be longer.
(3)	For a full description of Reserves, see “Initial and Ongoing Reserves” below.
(4)	An annex portion of The Roosevelt Hotel Property attached to the main structure of The Roosevelt New Orleans Property (as defined below), which includes two ballrooms, the spa, the pool and the pool bar (collectively, “The Roosevelt New Orleans Leasehold Component”) is subject to a ground lease. The Roosevelt New Orleans Whole Loan is secured by the borrower’s sub-leasehold interest in The Roosevelt New Orleans Leasehold Component and its fee simple interest in the remainder of The Roosevelt New Orleans Property. For a full description of the ground lease, see “Ground Lease” below.
(5)	The increase in NOI between 2024 and TTM is primarily attributable to ADR increasing from $297.26 to $313.68.
(6)	The decline in NOI between 2023 and 2024 is primarily attributable to an increase in insurance expenses and real estate taxes.

The Loan. The Roosevelt New Orleans mortgage loan (“The Roosevelt New Orleans Mortgage Loan”) is part of a fixed rate whole loan secured by the borrower’s fee and leasehold interests in a full-service hospitality property located in New Orleans, Louisiana (“The Roosevelt New Orleans Property”). The Roosevelt New Orleans Whole Loan consists of six pari passu promissory notes, has a five-year term, accrues interest at a rate of 6.87000% per annum on an Actual/360 basis and is interest only for the entire term. The Roosevelt New Orleans Whole Loan was co-originated by Barclays and Wells Fargo Bank, N.A. (“WFBNA”). The Roosevelt New Orleans Mortgage Loan is evidenced by the non-controlling Note A-2 by Barclays. The A-1, A-3 and A-4 notes are currently held by Barclays and are expected to be contributed to one or more future securitization trust(s). The A-5-1 note is expected to be contributed to the WFCM 2025-5C5 transaction by WFBNA and the A-5-2 note is currently held by WFBNA.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
116

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

The Roosevelt New Orleans Whole Loan is expected to be serviced pursuant to the pooling and servicing agreement for the BBCMS 2025-5C36 trust. The relationship between the holders of The Roosevelt New Orleans Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Outside-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise The Roosevelt New Orleans Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	BBCMS 2025-5C36(2)	Yes
A-2	$20,000,000	$20,000,000	BMARK 2025-V16	No
A-3(1)	$19,500,000	$19,500,000	Barclays	No
A-4(1)	$5,000,000	$5,000,000	Barclays	No
A-5-1	$29,700,000	$29,700,000	WFCM 2025-5C5(3)	No
A-5-2(1)	$15,800,000	$15,800,000	WFBNA	No
Whole Loan	$130,000,000	$130,000,000
(1)	Expected to be contributed to one or more securitization trusts.
(2)	The BBCMS 2025-5C36 securitization is expected to close on or about August 7, 2025.
(3)	The WFCM 2025-5C5 securitization is expected to close on or about July 30, 2025.

The Property. The Roosevelt New Orleans Property is a 504-room full-service hotel built in 1893 and most recently renovated in 2019. The Roosevelt New Orleans Property consists of a 14-story tower, which houses The Roosevelt New Orleans Property’s hotel rooms and an annex portion of The Roosevelt New Orleans Property, which includes The Roosevelt New Orleans Property’s spa, event space and rooftop pool. The borrower sponsor acquired The Roosevelt New Orleans Property in 2007. At the time of acquisition, The Roosevelt New Orleans Property had been closed since 2005 due to damage incurred during Hurricane Katrina. The borrower sponsor subsequently invested approximately $145 million to gut renovate The Roosevelt New Orleans Property and reconstruct all interior components. The Roosevelt New Orleans Property reopened under the Waldorf Astoria brand as The Roosevelt New Orleans on July 1, 2009. In 2018 the borrower sponsor invested $4.4 million in meeting space renovations and in 2019, The Roosevelt New Orleans Property underwent a $13.0 million renovation to update all guest rooms and a full corridor upgrade. In 2024, the borrower sponsor began a $5.5 million renovation intended to modernize all of the guest and service elevators in the building, and in 2025, planned a $2.75 million addition of an 8,000 SF Waldorf Astoria club lounge and renovation of Teddy’s Café.

The Roosevelt New Orleans Property includes 244 king rooms, 88 king one-bedroom suites, 135 queen rooms, one queen one-bedroom suite and 36 additional suites branded Luxury (17 rooms), Waldorf (nine rooms) Astoria (seven rooms) and presidential (three rooms). Amenities at The Roosevelt New Orleans Property include nearly 65,000 SF of meeting and event space, a rooftop pool, two full-service restaurants (Fountain Lounge and Domenica), the Sazerac Bar, the Rooftop Bar at the Roosevelt and Teddy’s café. The Roosevelt New Orleans Property also includes a full-service spa, a fitness center, a business center, a gift shop and 129 surface parking spaces.

As of March 31, 2025, The Roosevelt New Orleans Property had a trailing 12-month occupancy of 70.2%, ADR of $313.68 and RevPAR of $220.14. Total revenue at The Roosevelt New Orleans Property is comprised of four components: rooms (60.7% of underwritten revenue), food and beverage (33.8% of underwritten revenue), other operated departments (3.7% of underwritten revenue) and miscellaneous income (1.8% of underwritten revenue). According to the appraisal, demand segmentation for The Roosevelt New Orleans Property in 2024 was approximately 42% leisure, 33% meetings and group and 25% commercial.

The following table presents certain information relating to the historical operating performance of The Roosevelt New Orleans Property:

Historical Occupancy, ADR, RevPAR
	The Roosevelt New Orleans(1)			Competitive Set(2)(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2022	61.9%	$301.32	$186.62	57.3%	$274.30	$157.13	108.1%	109.9%	118.8%
2023	68.6%	$282.75	$193.85	59.7%	$267.54	$159.75	114.8%	105.7%	121.3%
2024	69.3%	$297.26	$206.00	63.1%	$277.08	$174.87	109.8%	107.3%	117.8%
(1)	Based on operating statements provided by the borrower sponsor.
(2)	Data obtained from third-party hospitality research reports.
(3)	The competitive set consists of the following hotels: JW Marriott New Orleans, The Royal Sonesta New Orleans, The Windsor Court, Westin New Orleans, InterContinental New Orleans, Hotel Monteleone and The Ritz-Carlton, New Orleans.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
117

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Roosevelt New Orleans Property:

Operating History and Underwritten Net Cash Flow
	2022	2023(4)	2024(4)(5)	TTM(1)(5)	Underwritten	Per Room(2)	% of Total Revenue(3)
Occupancy	61.9%	68.6%	69.3%	70.2%	70.2%
ADR	$301.32	$282.75	$297.26	$313.68	$313.68
RevPAR	$186.62	$193.85	$206.00	$220.14	$220.14
Room Revenue	$34,330,047	$35,661,070	$37,999,619	$40,497,348	$40,497,348	$80,352	60.7%
Food and Beverage Revenue	20,487,138	22,722,954	21,392,222	22,543,671	22,543,671	44,730	33.8
Other Operated Departments	2,520,957	2,560,293	2,452,356	2,477,408	2,477,408	4,915	3.7
Miscellaneous Income	1,486,642	1,498,245	1,327,284	1,218,805	1,218,805	2,418	1.8
Total Revenue	$58,824,784	$62,442,563	$63,171,481	$66,737,231	$66,737,231	$132,415	100.0%
Room Expense	$7,151,542	$7,873,924	$7,854,255	$8,072,214	$8,072,214	$16,016	19.9%
Food and Beverage Expense	10,845,102	12,334,732	12,230,144	12,578,908	12,578,908	24,958	55.8
Other Operated Departments Expense	1,665,222	1,743,906	1,830,311	1,875,856	1,875,856	3,722	75.7
Total Departmental Expenses	$19,661,865	$21,952,563	$21,914,710	$22,526,978	$22,526,978	$44,696	33.8%
Total Departmental Profit	$39,162,919	$40,490,000	$41,256,771	$44,210,253	$44,210,253	$87,719	66.2%
Undistributed Expenses	$14,595,128	$15,758,274	$16,674,129	$16,957,171	$16,957,171	$33,645	25.4
Gross Operating Profit	$24,567,791	$24,731,727	$24,582,642	$27,253,083	$27,253,083	$54,074	40.8%
Management Fee	$2,232,066	$1,924,585	$1,823,074	$1,937,379	$2,002,117	$3,972	3.0
Real Estate Taxes	1,071,340	1,129,326	1,668,824	1,645,134	1,645,134	3,264	2.5
Insurance	1,217,803	2,335,737	3,142,639	3,132,777	2,980,109	5,913	4.5
Ground Rent	307,555	307,554	307,554	307,554	322,055	639	0.5
Total Other Expenses	$4,828,764	$5,697,203	$6,942,091	$7,022,844	$6,949,414	$13,789	10.4%
Net Operating Income	$19,739,027	$19,034,524	$17,640,551	$20,230,238	$20,303,668	$40,285	30.4%
FF&E	$0	$0	$0	$0	$3,336,862	$6,621	5.0
Net Cash Flow	$19,739,027	$19,034,524	$17,640,551	$20,230,238	$16,966,806	$33,664	25.4%
(1)	TTM is as of March 31, 2025.
(2)	Per Room values are based on 504 rooms.
(3)	% of Total Revenue for Room Expense, Food and Beverage Expense and Other Operated Departments Expense are based on their corresponding revenue line item. All other line items are based on Total Revenue.
(4)	Decline in NOI between 2023 and 2024 is primarily attributable to an increase in insurance expenses and real estate taxes.
(5)	Increase in NOI between 2024 and TTM is primarily attributable to ADR increasing from $297.26 to $313.68.

Appraisal. According to the appraisal, The Roosevelt New Orleans Property had an “as-is” appraised value of $243,000,000 as of January 31, 2025. The table below shows the appraisal’s “as-is” conclusions:

The Roosevelt New Orleans Appraised Value(1)
Property	Appraised Value	Capitalization Rate
The Roosevelt New Orleans	$243,000,000	7.20%
(1)	Source: Appraisal.

Environmental. According to the Phase I environmental site assessment dated February 13, 2025, there was no evidence of any recognized environmental conditions at The Roosevelt New Orleans Property.

The Market. The Roosevelt New Orleans Property is located in New Orleans, Louisiana. According to the appraisal, New Orleans is predominately recognized as a tourist destination due to its multicultural heritage and world-famous music and cuisine. In addition to tourism, New Orleans is a significant logistics center due to its access to the Mississippi River, the Gulf of Mexico and numerous railways. Additionally, New Orleans serves as an access point for offshore drilling rigs and an administrative hub for the companies that operate them. The Roosevelt New Orleans Property is located in the New Orleans CBD/French Quarter submarket of the greater New Orleans lodging market. The appraisal describes the neighborhood as being characterized by high-rise office and residential buildings, hotels, world-renowned restaurants, upscale shopping centers and retail shops, entertainment venues and tourism attractions. Notable demand

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
118

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

drivers in the neighborhood include the Ernest N. Morial Convention Center, the Caesars Superdome and the Smoothie King Center. The Roosevelt New Orleans Property is located approximately 12 miles from Louis Armstrong International Airport.

According to the appraisal, The Roosevelt New Orleans Property competes with three hotels on a primary level and four additional hotels on a secondary level. The appraisal noted two hotels, ARRIVE by Palisociety (93 keys) and a Fairmont/Element Dual Brand hotel (466 keys), that are currently under construction in the greater New Orleans lodging market. Of the hotels currently under construction, only the Fairmont component (250 keys) is expected to have some degree of competitive interaction with The Roosevelt New Orleans Property.

According to the appraisal, estimated 2025 population and average household income within a one-, three- and five-mile radii of The Roosevelt New Orleans Property were 16,307, 164,982 and 339,847 and $92,710, $89,109 and $92,187, respectively.

The following table presents certain information relating to the primary hotel competition for The Roosevelt New Orleans Property.

Competitive Set(1)
			2024 Market Mix			2024 Operating Statistics
Property	Year Opened	Number of Rooms	Leisure	Meeting and Group	Commercial	Occupancy	ADR	RevPAR
The Roosevelt New Orleans	2009(2)	504	42%	33%	25%	70.2%(3)	$313.68(3)	$220.14(3)
Ritz-Carlton New Orleans	2000	528	35%	50%	15%	55.0%-60.0%	$375.00-$400.00	$230.00-$240.00
Windsor Court Hotel New Orleans	1984	313	50%	26%	24%	55.0%-60.0%	$450.00-$475.00	$260.00-$270.00
Hotel Monteleone New Orleans	1886	522	70%	20%	10%	60.0%-65.0%	$270.00-$280.00	$160.00-$170.00
Secondary Competition	Various	1,930	40%	40%	20%	65.0%	$223.51	$145.28
(1)	Source: Appraisal’s estimates of 2024 Occupancy, ADR and RevPAR, unless stated otherwise.
(2)	The Roosevelt New Orleans Property was originally built in 1893 but reopened in 2009 as The Roosevelt New Orleans following a gut renovation by the borrower sponsor.
(3)	Based on TTM as of March 31, 2025.

The Borrower and the Borrower Sponsor. The borrowing entity for The Roosevelt New Orleans Whole Loan is First Class Hotels, LLC, a Louisiana limited liability company and special purpose entity. The borrower is required to have at least two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Roosevelt New Orleans Whole Loan.

The borrower sponsor and non-recourse guarantor is AVR Enterprises LLC, an affiliate of AVR Realty Company. Founded by Allan V. Rose, AVR Realty Company is a private real estate development, investment and management firm. AVR Realty Company is headquartered in New York and has a portfolio that spans 20 states and over 70 cities including hotels, multifamily apartments, retail centers, office buildings and ground-up developments. AVR Realty Company has a net worth and liquidity of approximately $765 million and $366 million, respectively. There is ongoing litigation involving controlling parties of AVR Enterprises, LLC. See “Description of the Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus for more information.

Property Management. The Roosevelt New Orleans Property is managed by Waldorf Astoria Management, LLC, a third-party management company affiliated with Hilton Worldwide.

Initial and Ongoing Reserves. At origination, the borrower reserved $322,055, which represents one year’s worth of ground rent and all other charges under The Roosevelt New Orleans Subleases (as defined below).

Tax Reserve – So long as an Escrow Sweep Triggering Event (as defined below) has not occurred, taxes due with regard to The Roosevelt New Orleans Property will be paid by the property manager of The Roosevelt New Orleans Property and the borrower will not be required to deposit monthly reserves with respect to taxes. Following a Escrow Sweep Triggering Event, the borrower is required to deposit monthly 1/12th of an amount that the lender estimates would be sufficient to pay taxes for the next ensuing 12 months.

Insurance Reserve – So long as an Escrow Sweep Triggering Event has not occurred and insurance premiums due with regard to The Roosevelt New Orleans Property are paid by the property manager of The Roosevelt New Orleans Property, the borrower will not be required to deposit monthly reserves with respect to insurance. Following an Escrow Sweep Triggering Event, the borrower is required to deposit monthly 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of coverage, unless no event of default has occurred or is continuing and the borrower maintains a blanket insurance policy in accordance with The Roosevelt New Orleans Whole Loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
119

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

FF&E Reserve – So long as an Escrow Sweep Triggering Event has not occurred, the property manager of The Roosevelt New Orleans Property will maintain a separate FF&E reserve account and pay for FF&E required for the operation of The Roosevelt New Orleans Property in accordance with the management agreement. Following an Escrow Sweep Triggering Event, the borrower is required to deposit monthly into the replacement reserve account an amount equal to 1/12th of 5% of the gross revenue generated in the immediately preceding calendar year.

PIP Reserve – To the extent not reserved by the property manager or following an Escrow Sweep Triggering Event, the borrower is required to deposit with the lender in the form of cash or a letter of credit all fees and costs incurred or anticipated to be incurred in connection with PIP work as set forth in the borrower’s good faith budget as reasonably approved by the lender subject to the PIP approval process set forth in The Roosevelt New Orleans Whole Loan documents. The borrower can elect to make monthly deposits into the PIP reserve account so long as such deposits provide adequate funds to complete PIP work within the timeframe required by the PIP.

An “Escrow Sweep Triggering Event” means the termination or expiration of the management agreement between the borrower and Waldorf Astoria Management, LLC (“The Roosevelt New Orleans Management Agreement”).

An “Escrow Sweep Cure” means (A) either (i) the borrower has delivered to the lender evidence reasonably satisfactory to the lender that the manager has renewed or extended The Roosevelt New Orleans Management Agreement pursuant to terms reasonably acceptable to the lender for a term of not less than three years past the maturity date or (ii) a management cure has been effectuated as outlined in The Roosevelt New Orleans Whole Loan documents, and (B) if either (i) the borrower has entered into a replacement management agreement as required by The Roosevelt New Orleans Whole Loan documents (a “Roosevelt New Orleans Replacement Management Agreement”) or (ii) if the renewal or extension of The Roosevelt New Orleans Management Agreement requires the borrower to enter into a PIP, the borrower will be required to have delivered the PIP deposit to the lender.

Lockbox / Cash Management. The Roosevelt New Orleans Whole Loan is structured with a soft lockbox and springing cash management. On each business day, all funds in the lockbox accounts will be swept to an account designated by the borrower, unless a Cash Management Period (as defined below) is continuing, in which case such funds are required to be swept on each business day into a cash management account controlled by the lender, at which point, following payment of taxes and insurance, debt service, bank fees, operating expenses and required reserves, all funds are required to be deposited into the excess cash flow reserve, to be held by the lender as additional security for The Roosevelt New Orleans Whole Loan and disbursed in accordance with the terms of The Roosevelt New Orleans Whole Loan documents.

A “Cash Management Period” means the occurrence of (a) an event of default under The Roosevelt New Orleans Whole Loan documents, (b) a bankruptcy action of the borrower, guarantor or manager, (c) the occurrence of an Escrow Sweep Triggering Event and (d) the occurrence of a DSCR Trigger Event (as defined below).

A Cash Management Period may be cured upon the occurrence of the following, with respect to: (i) clause (a) above, the acceptance by the lender of a cure of such event of default in accordance with The Roosevelt New Orleans Whole Loan documents (ii) clause (b) above, the borrower replacing the manager with a qualified manager in accordance with The Roosevelt New Orleans Whole Loan documents; (iii) clause (c) above, the occurrence of an Escrow Sweep Cure; and (iv) clause (d) above, the occurrence of a DSCR Trigger Event Cure (as defined below).

A “DSCR Trigger Event” means any two consecutive calendar quarters for each of which the debt service coverage ratio for The Roosevelt New Orleans Property is less than 1.25x.

A “DSCR Trigger Event Cure” means The Roosevelt New Orleans Property maintaining after the end of two consecutive calendar quarters, a debt service coverage ratio of at least 1.30x.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. The Roosevelt New Orleans Leasehold Component is subject to a ground lease (“The Roosevelt New Orleans Main Ground Lease”) which is subleased to the borrower pursuant to two subleases (“The Roosevelt New Orleans Subleases”). An affiliate of the borrower purchased the leased fee portion from The Administrators of the Tulane Educational Fund in 2016 and is the ground lessor under the Roosevelt New Orleans Main Ground Lease (the “Ground Lessor”) with Belmont Delaware LLC, an unaffiliated third party (the “Ground Lessee”), as ground lessee.

The borrower subleases The Roosevelt New Orleans Leasehold Component from the Ground Lessee pursuant to The Roosevelt New Orleans Subleases, which have combined annual payments of $322,055. The Roosevelt New Orleans Main Ground Lease and one of

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
120

Hospitality – Full Service 130 Roosevelt Way New Orleans, LA 70112	Collateral Asset Summary – Loan No. 10 The Roosevelt New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 53.5% 1.87x 15.6%

The Roosevelt New Orleans Subleases are co-terminus and expire September 30, 2049, and the other one of The Roosevelt New Orleans Subleases has a current maturity date of December 31, 2028 and a fully extended maturity date of September 30, 2049. At origination, the Ground Lessor under The Roosevelt New Orleans Main Ground Lease signed a joinder to The Roosevelt New Orleans Subleases and agreed to enter into a direct lease with the borrower upon expiration or earlier termination of The Roosevelt New Orleans Main Ground Lease and The Roosevelt New Orleans Subleases, including provision for an extension of such direct lease term to December 31, 2060.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
121

Retail – Anchored 4690 Marigold Avenue Poinciana, FL 34758	Collateral Asset Summary – Loan No. 11 Poinciana Lakes Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 69.4% 1.28x 8.9%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	John Strzalka, Jason Glaser, Marc Lewin and Spencer Enslein	Collateral:	Fee
Borrower(s):	PLPOINCIANA LLC	Location:	Poinciana, FL
Original Balance(1):	$20,000,000	Year Built / Renovated:	2024 / NAP
Cut-off Date Balance(1):	$20,000,000	Property Management:	Trade Consulting International, Inc., d/b/a TCII Property Management, Inc.
% by Initial UPB:	3.2%	Size:	209,088 SF
Interest Rate:	6.66500%	Appraised Value / Per SF(3):	$69,500,000 / $332
Note Date:	June 3, 2025	Appraisal Date:	October 19, 2025
Original Term:	60 months	Occupancy(4):	98.5% (as of June 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.3%
Original Amortization:	NAP	Underwritten NOI:	$4,268,126
Interest Only Period:	60 months	Underwritten NCF:	$4,162,599
First Payment Date:	July 6, 2025
Maturity Date:	June 6, 2030	Historical NOI(5)
Additional Debt Type(1):	Pari Passu	2024 NOI:	NAV
Additional Debt Balance(1):	$28,200,000	2023 NOI:	NAV
Call Protection:	L(12),YM1(41),O(7)	2022 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	NAV

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$231
Taxes:	$22,183	$5,546	NAP	Maturity Date Loan / SF:	$231
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	69.4%
Replacement Reserves:	$0	$1,666	NAP	Maturity Date LTV:	69.4%
TI/LC Reserve:	$0	$8,712	$470,500	UW NOI DY:	8.9%
Unfunded Obligations Reserve(4):	$2,463,619	$0	NAP	UW NCF DSCR:	1.28x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$48,200,000	98.7%	Loan Payoff	$42,607,152	87.3%
Principal’s New Cash Contribution	621,766	1.3	Closing Costs	3,728,811	7.6
			Upfront Reserves	2,485,802	5.1
Total Sources	$48,821,766	100.0%	Total Uses	$48,821,766	100.0%
(1)	The Poinciana Lakes Plaza mortgage loan is part of The Poinciana Lakes Plaza whole loan, which is comprised of two pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $48,200,000. The Financial Information in the chart above is based solely on the aggregate outstanding principal balance of the Poinciana Lakes Plaza whole loan as of the Cut-off Date.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The Appraised Value represents the “As Stabilized” value of the Poinciana Lakes Plaza property which assumes all tenants take occupancy at the Poinciana Lakes Plaza property. The appraisal also concluded to an “As Is” value of $65,200,000 as of April 19, 2025. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the “As-Is” value are 73.9% and 73.9%, respectively.
(4)	All tenants are expected to take occupancy in July 2025, with outside dates no later than September 2025 (the “Outside Commencement Date”), which is being factored into Occupancy. An unfunded obligations reserve of $2,463,619 was established at loan origination for all outstanding obligations, including for gap rent (through the Outside Commencement Date), free rent and any outstanding TI allowances / leasing commissions.
(5)	Historical NOIs are not available due to the Poinciana Lakes Plaza Property’s (as defined below) recent construction and delivery in June 2024.

The table below identifies the promissory notes that comprise the Poinciana Lakes Plaza whole loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$28,200,000	$28,200,000	Goldman Sachs Bank USA	Yes
A-2	$20,000,000	$20,000,000	Benchmark 2025-V16	No
Whole Loan	$48,200,000	$48,200,000
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
122

Retail – Anchored 4690 Marigold Avenue Poinciana, FL 34758	Collateral Asset Summary – Loan No. 11 Poinciana Lakes Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 69.4% 1.28x 8.9%

The following information presents certain information relating to the current occupancy of the Poinciana Lakes Plaza property:

Current Occupancy(1)(2)
98.5%
(1)	Current occupancy is based on the underwritten rent roll as of June 1, 2025.
(2)	All tenants are expected to take occupancy in July 2025, with outside dates no later than the Outside Commencement Date, which is being factored into Occupancy. An unfunded obligations reserve of $2,463,619 was established at loan origination for all outstanding obligations, including for gap rent (through the Outside Commencement Date), free rent and any outstanding TI allowances / leasing commissions.

The following table presents certain information relating to the tenants at the Poinciana Lakes Plaza property:

Top Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Crunch Fitness	NR/NR/NR	35,000	16.7%	$665,000	$19.00	14.5%	10/31/2034	N	3 x 5 yrs
Sprouts Farmers Market	NR/NR/NR	23,256	11.1%	$651,168	$28.00	14.2%	4/30/2040	N	5 x 5 yrs
Burlington	NR/BB+/NR	25,000	12.0%	$362,500	$14.50	7.9%	2/28/2035	N	4 x 5 yrs
Ross Dress For Less	A2/BBB+/NR	22,000	10.5%	$308,000	$14.00	6.7%	1/31/2036	N	4 x 5 yrs
TJ Maxx	A2/A/NR	24,000	11.5%	$276,000	$11.50	6.0%	5/31/2034	N	4 x 5 yrs
First Watch(3)	NR/NR/NR	4,200	2.0%	$237,500	$56.55	5.2%	6/30/2040	N	4 x 5 yrs
Petco	B3/B/NR	12,500	6.0%	$225,000	$18.00	4.9%	9/30/2034	N	5 x 5 yrs
Ulta	NR/NR/NR	9,972	4.8%	$198,941	$19.95	4.3%	5/31/2034	N	3 x 5 yrs
Five Below	NR/NR/NR	10,200	4.9%	$183,600	$18.00	4.0%	1/31/2035	N	3 x 5 yrs
Rack Room Shoes	NR/NR/NR	6,000	2.9%	$180,000	$30.00	3.9%	7/31/2029	N	3 x 5 yrs
Occupied Major Tenants		172,128	82.3%	$3,287,709	$19.10	71.6%
Other Tenants		33,760	16.1%	$1,305,624	$38.67	28.4%
Total Occupied Collateral		205,888	98.5%	$4,593,333	$22.31	100.0%
Vacant Space (Owned)		3,200	1.5%
Total All Owned Tenants		209,088	100.0%
(1)	Based on the underwritten rent roll dated June 1, 2025, inclusive of contractual rent steps through July 31, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	First Watch was not in occupancy at loan origination but took occupancy in June 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
123

Retail – Anchored 4690 Marigold Avenue Poinciana, FL 34758	Collateral Asset Summary – Loan No. 11 Poinciana Lakes Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 69.4% 1.28x 8.9%

The following table presents certain information relating to the lease rollover schedule at the Poinciana Lakes Plaza property, based on the initial lease expiration dates:

Lease Rollover Schedule (1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	9,200	4.4%	4.4%	$276,000	6.0%	$30.00	2
2030	1,600	0.8%	5.2%	$59,200	1.3%	$37.00	1
2031	0	0.0%	5.2%	$0	0.0%	$0.00	0
2032	3,200	1.5%	6.7%	$116,928	2.5%	$36.54	2
2033	0	0.0%	6.7%	$0	0.0%	$0.00	0
2034	81,472	39.0%	45.7%	$1,364,941	29.7%	$16.75	4
2035	55,960	26.8%	72.4%	$1,409,596	30.7%	$25.19	11
2036 & Thereafter	54,456	26.0%	98.5%	$1,366,668	29.8%	$25.10	4
Vacant	3,200	1.5%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	209,088	100.0%		$4,593,333	100.0%	$22.31	24
(1)	Based on the underwritten rent roll dated June 1, 2025, inclusive of contractual rent steps through July 31, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
124

Retail – Anchored 4690 Marigold Avenue Poinciana, FL 34758	Collateral Asset Summary – Loan No. 11 Poinciana Lakes Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 69.4% 1.28x 8.9%

The following table presents certain information relating to the Underwritten Net Cash Flow at the Poinciana Lakes Plaza property:

Cash Flow Analysis(1)(2)
	Underwritten	U/W Per SF
Base Rental Revenue	$4,593,333	$21.97
Credit Tenant Rent Steps	33,019	0.16
Total Commercial Reimbursement Revenue	1,173,080	5.61
Market Revenue from Vacant Units	135,192	0.65
Potential Gross Revenue	$5,934,624	$28.38
Vacancy Loss	(276,432)	(1.32)
Effective Gross Revenue	$5,658,192	$27.06
Real Estate Taxes	701,108	3.35
Insurance	265,853	1.27
Repairs & Maintenance	253,360	1.21
Management Fee	169,746	0.81
Total Expenses	$1,390,067	$6.65
Net Operating Income	$4,268,126	$20.41
Replacement Reserves	19,989	0.10
TI/LC	85,537	0.41
Net Cash Flow	$4,162,599	$19.91

Occupancy(3)	95.3%
NCF DSCR	1.28x
NOI Debt Yield	8.9%
(1)	Based on the underwritten rent roll dated June 1, 2025, inclusive of contractual rent steps through July 31, 2026.
(2)	Historical NOIs are not available due to the Poinciana Lakes Plaza Property’s recent construction and delivery in June 2024.
(3)	Represents economic occupancy.

The following table presents certain information regarding competitive sales of the Poinciana Lakes Plaza property:

Competitive Sales(1)
Property Name	Location	Sale Date	SF	Year Built / Renovated	Occupancy	Sale Price	Price PSF	Adj Price PSF	NOI PSF	Cap Rate
Poinciana Lakes Plaza	Poinciana, FL	NAP	209,088(2)	2024	98.5%	NAP	NAP	NAP	$21.33	6.5%
WaterStar Orlando	Kissimmee, FL	March 2023	79,680	2023	91.0%	$28,440,000	$356.93	$321.23	$22.20	6.2%
Wesley Chapel	Lutz, FL	July 2023	189,262	2019	100.0%	$49,600,000	$262.07	$301.38	$20.97	8.0%
Sprouts-Burlington	Palm Harbor, FL	December 2023	57,669	1997	100.0%	$10,892,300	$188.88	$254.98	$13.50	7.2%
Shoppes of Lake Mary	Lake Mary, FL	February 2024	73,234	2000	97.0%	$26,100,000	$356.39	$338.57	$23.66	6.6%
Lee Vista Promenade Shopping Center	Orlando, FL	July 2024	313,981	2016	97.0%	$68,500,000	$218.17	$250.89	$14.84	6.8%
Market Square	Tallahassee, FL	March 2025	71,782	2022	100.0%	$26,795,900	$373.30	$335.97	$31.27	8.4%
Total / Average(3)					97.5%	$35,054,700	$292.62	$300.50	$21.07	7.2%
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 1, 2025.
(3)	Excludes the Poinciana Lakes Plaza Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
125

Mixed Use – Retail/Office 200 Lafayette Street New York, NY 10012	Collateral Asset Summary – Loan No. 12 200 Lafayette	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,650,000 50.4% 2.00x 12.3%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type - Subtype:	Mixed Use - Retail/Office
Borrower Sponsor(s):	Jeffrey Kaplan, Timothy Yantz, and J. Andrew McDaniel	Collateral(3):	Fee
Borrower(s):	MV SMA 200 Lafayette Property LLC	Location:	New York, NY
Original Balance:	$18,650,000	Year Built / Renovated:	1900 / 2023
Cut-off Date Balance:	$18,650,000	Property Management:	Cushman & Wakefield U.S., Inc.
% by Initial UPB:	3.0%	Size(4):	35,200 SF
Interest Rate:	6.05200%	Appraised Value / Per SF(4):	$37,000,000 / $1,051
Note Date:	June 24, 2025	Appraisal Date:	April 17, 2025
Original Term:	60 months	Occupancy:	100.0% (as of March 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(5):	$2,292,061
Interest Only Period:	60 months	Underwritten NCF:	$2,285,021
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(5):	$2,030,750 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,059,915
Call Protection:	L(25),D(30),O(5)	2023 NOI:	($746,959)
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per SF(4):	$530
Taxes:	$60,758	$62,647	NAP	Maturity Date Loan Per SF(4):	$530
Insurance(1):	$0	Springing	NAP	Cut-off Date LTV:	50.4%
Replacement Reserves:	$0	$587	NAP	Maturity Date LTV:	50.4%
TI/LC:	$0	$0	NAP	UW NOI DY:	12.3%
Deferred Maintenance:	$0	$0	NAP	UW NCF DSCR:	2.00x
Other Reserve(2):	$16,306	$16,306	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,650,000	48.2%	Purchase Price	$37,000,000	95.7%
Borrower Sponsor Equity	20,023,055	51.8	Closing Costs	1,595,991	4.1
			Upfront Reserves	77,064	0.2
Total Sources	$38,673,055	100.0%	Total Uses	$38,673,055	100.0%
(1)	According to the 200 Lafayette loan documents, the monthly deposits for insurance are waived as long as the borrower maintains a blanket policy for the 200 Lafayette Property (as defined below).
(2)	Other Reserve represents a common charges reserve. The borrower (i) deposited $16,306.09 on the origination date, and (ii) on each monthly payment date, is required to deposit an amount equal to the monthly amount set forth in the approved annual budget for common charges, which is currently $16,306.09. Provided that no event of default has occurred and is continuing, the lender will (a) remit funds in the common charges reserve to an account designated by the board of managers for payment of common charges, or (b) reimburse the borrower for such amounts upon presentation of evidence of payment.
(3)	The collateral for the 200 Lafayette mortgage loan (the “200 Lafayette Property”) is one unit of two total units subject to a condominium regime (the “200 Lafayette Street Condominium”). The 200 Lafayette Property is comprised of a portion of the lower level, ground floor and second floor of an eight-story building. The second unit (non-collateral) is comprised of floors three through seven of the building. The owner of the 200 Lafayette Property has a 34.2367% ownership interest in the 200 Lafayette Condominium and the owner of the non-collateral unit has a 65.7633% ownership interest in the 200 Lafayette Street Condominium. The related condominium board consists of two members, one appointed by the owner of the 200 Lafayette Property and the other appointed by the owner of the non-collateral unit.
(4)	The 200 Lafayette Property contains a total of 29,926 square feet of net rentable area, which contains 11,679 square feet of ground floor retail space, 11,506 square feet of second floor office space, and 6,741 square feet of lower level retail space. Upon remeasurement of the office space at the expiration of the current lease to Moncler (the second largest tenant), the 200 Lafayette Property will comprise a total rentable area of 35,200 square feet. Moncler’s rent through the lease term is based on 16,780 square feet of net rentable area.
(5)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to (i) contractual rent steps, (ii) common area maintenance recoveries, and (iii) lower insurance premiums.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
126

Mixed Use – Retail/Office 200 Lafayette Street New York, NY 10012	Collateral Asset Summary – Loan No. 12 200 Lafayette	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,650,000 50.4% 2.00x 12.3%

The following table presents certain information relating to the major tenants at the 200 Lafayette Property:

Tenant Summary(1)
Tenant	Type	Credit Rating (Moody’s/S&P/Fitch)	Net Rentable Area (SF)(2)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Eataly	Retail	NR / NR / NR	18,420	52.3%	$1,989,000(3)	$107.98	57.4%	11/30/2038	N	None
Moncler	Office	NR / NR / NR	16,780	47.7%	$1,479,157	$88.15	42.6%	10/31/2033	N	1 x 5 Yr
Total Occupied			35,200	100.0%	$3,468,157	$98.53	100.0%
Vacant			0	0.0
Total			35,200	100.0%
(1)	Based on the underwritten rent roll dated March 31, 2025, inclusive of contractual rent steps through December 1, 2025.
(2)	The 200 Lafayette Property contains a total of 29,926 square feet of net rentable area which contains 11,679 square feet of ground floor retail space, 11,506 square feet of second floor office space, and 6,741 square feet of lower-level retail space. Upon remeasurement of the office space at a loss factor at the expiration of the lease in-place to Moncler, the 200 Lafayette Property will comprise a total rentable area of 35,200 square feet. Moncler’s rent through the lease term is based on 16,780 square feet of net rentable area.
(3)	In addition to base rent, Eataly (the largest tenant) is required to pay percentage rent equal to 9% over the breakpoint amount. The breakpoint amount is $21,666,666.70 for the first lease year (beginning on December 1, 2023 and ending on November 30, 2024) and increases 2% per year. The breakpoint amount for any lease year is reduced to $20,000,000 until such time as the tenant pays $750,000 in the aggregate on account of the reduced breakpoint threshold. The percentage rent calculation period is December through November of each lease year.

The following table presents certain information relating to the lease rollover schedule at the 200 Lafayette Property:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned NRA(2)	% of Owned NRA(2)	Cumulative % of Owned NRA(2)	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	0	0.0	0.0%	0	0.0	$0.00	0
2032	0	0.0	0.0%	0	0.0	$0.00	0
2033	16,780	47.7	47.7%	1,479,157	42.6	$88.15	1
2034	0	0.0	47.7%	0	0.0	$0.00	0
2035	0	0.0	47.7%	0	0.0	$0.00	0
2036 & Thereafter	18,420	52.3	100.0%	1,989,000	57.4	$107.98	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	35,200	100.0%		$3,468,157	100.0%	$98.53	2
(1)	Based on the underwritten rent roll dated March 31, 2025, inclusive of contractual rent steps through December 1, 2025.
(2)	The 200 Lafayette Property contains a total of 29,926 square feet of net rentable area which contains 11,679 square feet of ground floor retail space, 11,506 square feet of second floor office space, and 6,741 square feet of lower-level retail space. Upon remeasurement of the office space at a loss factor at the expiration of the lease in-place to Moncler, the 200 Lafayette Property will comprise a total rentable area of 35,200 square feet. Moncler’s rent through the lease term is based on 16,780 square feet of net rentable area.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
127

Mixed Use – Retail/Office 200 Lafayette Street New York, NY 10012	Collateral Asset Summary – Loan No. 12 200 Lafayette	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,650,000 50.4% 2.00x 12.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 200 Lafayette Property:

Cash Flow Analysis(1)
	2023	2024	TTM 3/31/2025	U/W	U/W Per SF(2)
Base Rent	$511,632	$3,160,247	$3,179,016	$3,468,157	$98.53
Contractual Rent Steps(3)	0	0	0	76,759	2.18
Gross Potential Rent	$511,632	$3,160,247	$3,179,016	$3,544,916	$100.71
Reimbursements	2,950	50,398	51,591	100,441	2.85
Other Income	1,684	5,488	5,488	0	0.00
Total Gross Income	$516,266	$3,216,132	$3,236,094	$3,645,357	$103.56
(Vacancy / Credit Loss)	0	0	0	(182,268)	(5.18)
Effective Gross Income	$516,266	$3,216,132	$3,236,094	$3,463,089	$98.38
Management Fee	0	0	0	103,893	2.95
Real Estate Taxes	746,324	760,778	774,109	752,655	21.38
Insurance	56,143	28,781	69,490	36,047	1.02
Other Expenses(4)	460,758	366,658	361,745	278,433	7.91
Total Expenses	$1,263,225	$1,156,217	$1,205,345	$1,171,028	$33.27

Net Operating Income(5)	($746,959)	$2,059,915	$2,030,750	$2,292,061	$65.12
Capital Expenditures	0	0	0	7,040	0.20
TI/LC	0	0	0	0	0.00
Net Cash Flow	(746,959)	$2,059,915	$2,030,750	$2,285,021	$64.92

Occupancy (%)	100.0%(6)	100.0%	100.0%	95.0%(7)
NCF DSCR	(0.65x)	1.80x	1.77x	2.00x
NOI Debt Yield	(4.0)%	11.0%	10.9%	12.3%
(1)	Based on the underwritten rent roll dated March 31, 2025.
(2)	The 200 Lafayette Property contains a total of 29,926 square feet of net rentable area which contains 11,679 square feet of ground floor retail space, 11,506 square feet of second floor office space, and 6,741 square feet of lower-level retail space. Upon remeasurement of the office space at a loss factor at the expiration of the lease in-place to Moncler, the 200 Lafayette Property will comprise a total rentable area of 35,200 square feet. Moncler’s rent through the lease term is based on 16,780 square feet of net rentable area.
(3)	Inclusive of rent steps through December 1, 2025.
(4)	Other Expenses include general and administrative, utilities, janitorial, payroll and benefits, professional fees, repairs and maintenance, and common area maintenance.
(5)	The increase from TTM 3/31/2025 Net Operating Income to U/W Net Operating Income is primarily attributable to (i) contractual rent steps, (ii) common area maintenance recoveries, and (iii) lower insurance premiums.
(6)	Eataly’s lease commencement date occurred on March 17, 2023; however, the contractual rent commencement date did not occur until December 1, 2023.
(7)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
128

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 13 Olymbec Atlas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 51.1% 2.39x 14.0%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Recapitalization	Property Type – Subtype(4):	Various - Various
Borrower Sponsor(s):	Olymbec USA LLC and Olymbec Investments Inc.	Collateral:	Fee
Borrower(s):	Olymbec Atlas LLC	Location(4):	Various, Various
Original Balance:	$18,000,000	Year Built / Renovated(4):	Various / Various
Cut-off Date Balance:	$18,000,000	Property Management:	Self-Managed
% by Initial UPB:	2.9%	Size:	282,865 SF
Interest Rate:	5.27000%	Appraised Value (As Is) / Per SF:	$35,200,000 / $124
Note Date:	June 16, 2025	Appraisal Date(5):	Various
Original Term:	60 months	Occupancy:	90.4% (as of June 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	90.5%
Original Amortization:	NAP	Underwritten NOI(6):	$2,519,854
Interest Only Period:	60 months	Underwritten NCF:	$2,294,307
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(6):	$1,567,862 (TTM February 28, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,401,397
Call Protection(1):	L(25),D(32),O(3)	2023 NOI:	$1,121,440
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$64
Taxes:	$168,696	$24,099	NAP	Maturity Date Loan / SF:	$64
Insurance(2):	$0	Springing	NAP	Cut-off Date LTV:	51.1%
Replacement Reserves(3):	$0	Springing	NAP	Maturity Date LTV:	51.1%
TI / LC(3):	$0	Springing	NAP	UW NOI DY:	14.0%
				UW NCF DSCR:	2.39x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,000,000	100.0%	Sponsor Equity	$16,127,725	89.6%
			Closing Costs(7)	1,703,579	9.5
			Upfront Reserves	168,696	0.9
Total Sources	$18,000,000	100.0%	Total Uses	$18,000,000	100.0%
(1)	The borrower may deliver defeasance collateral and obtain the release of one or more of the Olymbec Atlas Portfolio mortgaged properties upon the terms and conditions set forth in the Olympec Atlas Portfolio mortgage loan documents. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the preliminary prospectus for further detail.
(2)	At the option of the lender, if the liability or casualty insurance policy maintained by the borrower covering the Olymbec Atlas Portfolio properties does not constitute an approved blanket or umbrella policy pursuant to the Olymbec Atlas Portfolio mortgage loan documents, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof. At origination, a blanket policy was in place.
(3)	If a trigger period exists, the borrower is obligated to deposit, on a monthly basis, (i) $3,536 into a replacement reserve and (ii) $23,572 into a leasing reserve.
(4)	See “Portfolio Summary” below.
(5)	Appraisal Dates are as of the appraisals dated between April 8, 2025 and April 10, 2025.
(6)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to 14 new leases being signed in 2025 which account for approximately $824,043 of underwritten base rent.
(7)	Closing Costs include a rate buydown fee of $1,080,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
129

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 13 Olymbec Atlas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 51.1% 2.39x 14.0%

The following table presents certain information relating to the Olymbec Atlas Portfolio properties:

Portfolio Summary
Property Name	Property Type	Location	Year Built / Renovated(1)	Sq. Ft.(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	Appraised Value(1)	U/W NOI	% of U/W NOI
4045 & 4055 Spencer	Office	Las Vegas, NV	1975 / 2024	149,449	85.8%	7,250,000	40.3%	14,900,000	1,031,772	40.9%
3040 Simmons Street	Industrial	North Las Vegas, NV	2003 / 2022	51,901	100.0%	6,750,000	37.5%	13,300,000	777,499	30.9%
1770 Indian Trail	Office	Norcross, GA	1985 / 2012	81,515	92.8%	4,000,000	22.2%	7,000,000	710,583	28.2%
Total / Wtd. Avg.				282,865	90.4%	$18,000,000	100.0%	$35,200,000	$2,519,854	100.0%
(1)	Source: Appraisal.
(2)	Based on the underwritten rent rolls dated June 1, 2025.

The following table presents certain information relating to the largest tenants at the Olymbec Atlas Portfolio properties:

Tenant Summary(1)
Tenant	Property	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Renewal Option	Termination Option (Y/N)
State of Nevada(3)	4045 & 4055 Spencer	NR/BBB-/NR	21,774	7.70%	$502,947	$23.10	13.05%	Various(3)	Various(3)	Y(4)
Fatal LLC	3040 Simmons Street	NR/NR/NR	20,724	7.33%	335,294	$16.18	8.70%	1/31/2030	N	N
T-Mobile West LLC	3040 Simmons Street	NR/BBB/BBB+	22,649	8.01%	326,146	$14.40	8.47%	2/29/2028	3 x 5 yr	N
Team Unstoppable, LLC	1770 Indian Trail	NR/NR/NR	11,183	3.95%	165,508	$14.80	4.30%	9/30/2029	N	N
Dermodality Skin Solutions LLC	4045 & 4055 Spencer	NR/NR/NR	11,544	4.08%	152,381	$13.20	3.96%	8/31/2028	N	N
K & C Enterprise Of GA LLC	1770 Indian Trail	NR/NR/NR	9,373	3.31%	135,159	$14.42	3.51%	9/30/2029	1 x 5 yr	N
Managed Business Services, Inc.	4045 & 4055 Spencer	NR/NR/NR	8,304	2.94%	119,578	$14.40	3.10%	6/30/2028	2 x 5 yr	N
SPMY Enterprises	3040 Simmons Street	NR/NR/NR	8,528	3.01%	107,453	$12.60	2.79%	3/31/2029	1 x 5 yr	N
Coulter & Sierra, LLC	1770 Indian Trail	NR/NR/NR	7,238	2.56%	102,852	$14.21	2.67%	3/31/2030	1 x 5 yr	N
Nevada Health Centers, Inc.	4045 & 4055 Spencer	NR/NR/NR	5,667	2.00%	88,405	$15.60	2.29%	4/30/2028	2 x 3 yr	N
Largest Tenants			126,984	44.89%	$2,035,722	$16.03	52.84%
Remaining Occupied			128,801	45.53%	1,816,870	$14.11	47.16%
Total Occupied			255,785	90.43%	$3,852,592	$15.06	100.00%
Vacant			27,080	9.57%
Total			282,865	100.00%
(1)	Based on the underwritten rent rolls dated June 1, 2025 with contractual rent steps through February 1, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The State of Nevada leases 21,774 square feet at the 4045 & 4055 Spencer property with 14,841 square feet of that space set to expire December 31, 2034 and 6,933 square feet of space set to expire March 31, 2030. The tenant has one, ten-year option to renew its lease for 14,841 square feet of space and one, five-year option to renew 6,933 square feet of space.
(4)	The State of Nevada has the option to terminate its lease for 14,841 square feet of space if any legitimate reason, action, or mandate on the part of the Executive Branch of the State of Nevada, the Nevada State Legislature, or the Federal Government limits, restricts, or impairs the tenant’s funding or ability to satisfy its rental payment obligation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
130

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 13 Olymbec Atlas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 51.1% 2.39x 14.0%

The following table presents certain information relating to the lease rollover schedule at the Olymbec Atlas Portfolio properties, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
2025 & MTM	24,200	8.6%	8.6%	$345,585	9.0%	$14.28	25
2026	22,525	8.0%	16.5%	$343,907	8.9%	$15.27	20
2027	37,691	13.3%	29.8%	$552,210	14.3%	$14.65	21
2028	64,137	22.7%	52.5%	$925,695	24.0%	$14.43	12
2029	38,622	13.7%	66.2%	$551,766	14.3%	$14.29	6
2030	44,165	15.6%	81.8%	$706,700	18.3%	$16.00	7
2031	0	0.0%	81.8%	$0	0.0%	$0.00	0
2032	3,296	1.2%	82.9%	$52,736	1.4%	$16.00	1
2033	0	0.0%	82.9%	$0	0.0%	$0.00	0
2034	14,841	5.2%	88.2%	$373,993	9.7%	$25.20	1
2035	0	0.0%	88.2%	$0	0.0%	$0.00	0
2036 & Thereafter	0	0.0%	88.2%	$0	0.0%	$0.00	0
Other	6,308	2.2%	90.4%	$0	0.0%	$0.00	6
Vacant	27,080	9.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	282,865	100.0%	100.0%	$3,852,592	100.0%	$15.06	99
(1)	Based on the underwritten rent rolls dated June 1, 2025 with contractual rent steps through February 1, 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
131

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 13 Olymbec Atlas Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 51.1% 2.39x 14.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Olymbec Atlas Portfolio properties:

Cash Flow Analysis(1)
	2023	2024	TTM 2/28/2025(2)	U/W(2)	U/W Per SF
Base Rent	$2,504,525	$2,706,308	$2,846,748	$3,691,343	$13.05
Contractual Rent Steps	0	0	0	161,249	$0.57
Potential Income from Vacant Space	0	0	0	430,347	$1.52
Gross Potential Rent	$2,504,525	$2,706,308	$2,846,748	$4,282,938	$15.14
Reimbursements	230,566	240,839	247,188	233,631	$0.83
Total Gross Income	$2,735,091	$2,947,147	$3,093,936	$4,516,569	$15.97
Other Income(3)	$39,546	$18,056	$18,085	$18,085.00	$0.06
(Vacancy / Credit Loss)	0	0	0	(430,347)	($1.52)
Effective Gross Income	$2,774,637	$2,965,202	$3,112,021	$4,104,308	$14.51

Management Fee	83,239	88,956	93,361	123,129	$0.44
Real Estate Taxes	264,528	273,139	273,139	275,422	$0.97
Insurance	89,912	59,823	59,823	68,065	$0.24
Other Expenses(4)	1,215,518	1,141,887	1,117,837	1,117,837	$3.95
Total Expenses	$1,653,197	$1,563,805	$1,544,160	$1,584,454	$5.60

Net Operating Income	$1,121,440	$1,401,397	$1,567,862	$2,519,854	$8.91
Replacement Reserves	0	0	0	42,430	$0.15
Normalized TI/LC	0	0	0	183,117	$0.65
Net Cash Flow	$1,121,440	$1,401,397	$1,567,862	$2,294,307	$8.11

Occupancy (%)	68.3%	81.9%	NAV	90.5%(5)
NCF DSCR	1.17x	1.46x	1.63x	2.39x
NOI Debt Yield	6.2%	7.8%	8.7%	14.0%
(1)	Based on the underwritten rent rolls dated June 1, 2025 with contractual rent steps through February 1, 2027.
(2)	The increase from TTM 2/28/2025 NOI to Underwritten NOI is primarily attributable to 14 new leases being signed in 2025 which account for approximately $824,043 of underwritten base rent.
(3)	Other Income includes parking income and other miscellaneous sources of revenue.
(4)	Other Expenses are comprised of repairs and maintenance, utilities, general and administrative expenses, and owner's association expenses which apply to the 3040 Simmons Street property.
(5)	Represents economic occupancy.

The following table presents information relating to the submarkets of the Olymbec Atlas Portfolio properties:

Market Analysis(1)
Property Name / Address	Market	Submarket	Submarket Inventory	Submarket Vacancy	Market Rent (PSF)	UW Base Rent PSF(2)
4045 & 4055 Spencer Las Vegas, NV	Las Vegas	Central East	9,279,019	18.60%	$26.59	$14.31
3040 Simmons Street North Las Vegas, NV	Las Vegas	North Las Vegas	59,998,100	12.60%	$8.75	$14.25
1770 Indian Trail Norcross, GA	Atlanta	Duluth/Suwanee/Buford	15,919,176	9.10%	$22.15	$14.77

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated June 1, 2025. UW Base Rent PSF does not include contractual rent steps.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
132

Multifamily – Mid Rise 155 Attorney Street New York, NY 10002	Collateral Asset Summary – Loan No. 14 155 Attorney Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 65.9% 1.29x 7.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s):	Robert Schwalbe and Jeremy Schwalbe	Collateral:	Fee
Borrower(s):	155 LES LLC	Location:	New York, NY
Original Balance:	$18,000,000	Year Built / Renovated:	2016 / NAP
Cut-off Date Balance:	$18,000,000	Property Management:	Trillion Asset Management Corporation
% by Initial UPB:	2.9%	Size:	37 Units
Interest Rate:	5.85000%	Appraised Value / Per Unit:	$27,300,000 / $737,838
Note Date:	June 25, 2025	Appraisal Date:	May 15, 2025
Original Term:	60 months	Occupancy:	100.0% (as of June 4, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$1,392,013
Interest Only Period:	60 months	Underwritten NCF:	$1,378,823
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,392,528 (TTM May 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,416,986
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$1,239,410
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$1,059,398

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$486,486
Taxes:	$58,271	$58,271	NAP	Maturity Date Loan / Unit:	$486,486
Insurance:	$15,566	$3,891	NAP	Cut-off Date LTV:	65.9%
Replacement Reserves:	$0	$1,098	NAP	Maturity Date LTV:	65.9%
				UW NOI DY:	7.7%
				UW NCF DSCR:	1.29x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,000,000	98.2%	Loan Payoff	$17,041,486	93.0%
Sponsor Equity	331,514	1.8	Closing Costs(1)	1,216,192	6.6
			Upfront Reserves	73,837	0.4
Total Sources	$18,331,514	100.0%	Total Uses	$18,331,514	100.0%
(1)	Closing costs include a rate buydown fee of $630,000.

The following table presents certain information relating to the unit mix at the 155 Attorney Street property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit (2)
1 BD / 1 BA	20	54.1%	20	100.0%	576	$4,667	$4,725
1 BD / 1.5 BA	2	5.4%	2	100.0%	1094	$6,625	$4,800
1 BD / 2.5 BA	1	2.7%	1	100.0%	1319	$7,000	$6,600
2 BD / 2 BA	12	32.4%	12	100.0%	857	$6,673	$6,675
Loft / 1.5 BA	2	5.4%	2	100.0%	951	$4,623	$6,600
Total/Wtd. Avg.	37	100.0%	37	100.0%	735	$5,484	$5,514
(1)	Based on the underwritten rent roll dated June 4, 2025. Average Monthly Rental Rate is based on occupied units.
(2)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
133

Multifamily – Mid Rise 155 Attorney Street New York, NY 10002	Collateral Asset Summary – Loan No. 14 155 Attorney Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 65.9% 1.29x 7.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 155 Attorney Street property:

Cash Flow Analysis(1)
	12/31/2022	12/31/2023	12/31/2024	TTM 5/2025	U/W	U/W Per Unit
Base Rent	$1,958,392	$2,218,596	$2,366,266	$2,373,478	$2,434,920	$65,809
Potential Income from Vacant Units	0	0	0	0	0	0
Gross Potential Income	$1,958,392	$2,218,596	$2,366,266	$2,373,478	$2,434,920	$65,809
Other Income	0	0	0	0	0	0
Net Rental Income	$1,958,392	$2,218,596	$2,366,266	$2,373,478	$2,434,920	$65,809
(Vacancy / Credit Loss)	$0	$0	$0	$0	($73,048)	($1,974)
Total Effective Gross Income	$1,958,392	$2,218,596	$2,366,266	$2,373,478	$2,361,872	$63,834

Real Estate Taxes	610,269	650,428	653,526	653,526	665,928	17,998
Insurance	27,374	29,474	33,037	37,397	44,473	1,202
Management Fee	58,752	66,558	70,988	71,204	70,856	1,915
Other Expenses(2)	202,599	232,726	191,730	218,824	188,602	5,097
Total Expenses	$898,994	$979,186	$949,280	$980,951	$969,859	$26,212

Net Operating Income	$1,059,398	$1,239,410	$1,416,986	$1,392,528	$1,392,013	$37,622
Replacement Reserves - Residential	0	0	0	0	13,190	356
Net Cash Flow	$1,059,398	$1,239,410	$1,416,986	$1,392,528	$1,378,823	$37,265

Occupancy	100.0%	99.8%	100.0%	100.0%	97.0%(3)
NCF DSCR	0.99x	1.16x	1.33x	1.30x	1.29x
NOI Debt Yield	5.9%	6.9%	7.9%	7.7%	7.7%
(1)	Based on the underwritten rent roll dated June 4, 2025.
(2)	Other Expenses include payroll and benefits, repairs and maintenance, and utilities.
(3)	Represents economic occupancy.

The following table presents certain information relating to comparable multifamily properties to the 155 Attorney Street property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Rent Per Unit
155 Attorney Street New York, NY	-	2016 / NAP	37(2)	1 BD / 1 BA	$4,667(2)
				1 BD / 1.5 BA	$6,625(2)
				1 BD / 2.5 BA	$7,000(2)
				2 BD / 2 BA	$6,673(2)
				Loft / 1.5 BA	$4,623(2)
195 Stanton Street	0.1 mi	1932 / 2020	61	1 BD / 1 BA	$4,995
New York, NY				2 BD / 1 BA	$6,495
78 Ridge Street New York, NY	0.2 mi	2008 / NAP	46	1 BD / 1 BA	$4,950
164 Attorney Street New York, NY	0.0 mi	2015 / NAP	28	1 BD / 1 BA	$4,500
90 Clinton Street New York, NY	0.2 mi	2004 / NAP	35	1 BD / 1 BA	$4,195
133 Essex Street New York, NY	0.2 mi	1900 / 2004	16	1 BD / 1 BA	$4,995
509 East 6th Street New York, NY	0.3 mi	1997 / 2019	6	1 BD / 1 BA - Duplex	$6,600
19 Clinton Street New York, NY	0.0 mi	2005 / NAP	24	1 BD / 1 BA - Duplex	$6,495
194 East 2nd Street New York, NY	0.1 mi	1997 / 2020	61	2 BD / 1.5 BA	$6,750
111 Bowery New York, NY	0.6 mi	1900 / 2012	2	2 BD / 2 BA	$6,500
151 East 3rd Street New York, NY	0.2 mi	1995 / 2019	28	2 BD / 2 BA	$6,795
217 Bowery New York, NY	0.5 mi	1900 / 2025	10	2 BD / 3 BA	$7,000
10 Rutgers Street New York, NY	0.6 mi	2018 / NAP	83	2 BD / 1 BA	$5,995
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 4, 2025. Average Rent Per Unit reflects the average base rent for occupied units.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
134

Hospitality – Select Service 601 American Legion Drive Madeira Beach, FL 33708	Collateral Asset Summary – Loan No. 15 Courtyard Madeira Beach	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,250,000 62.7% 1.60x 14.2%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality - Select Service
Borrower Sponsor(s):	Lance T. Shaner and Lance T. Shaner Revocable Trust under agreement dated December 5, 2012	Collateral:	Fee
Borrower(s):	Shaner Madeira Beach, LLC	Location:	Madeira Beach, FL
Original Balance:	$17,250,000	Year Built / Renovated:	2015 / 2023, 2025
Cut-off Date Balance:	$17,250,000	Property Management:	Shaner Hotel Holdings Limited Partnership
% by Initial UPB:	2.8%	Size:	96 Rooms
Interest Rate:	7.87000%	Appraised Value / Per Room:	$27,500,000 / $286,458
Note Date:	May 13, 2025	Appraisal Date:	March 26, 2025
Original Term:	60 months	Occupancy:	77.2% (as of March 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	77.2%
Original Amortization:	NAP	Underwritten NOI:	$2,442,408
Interest Only Period:	60 months	Underwritten NCF:	$2,201,778
First Payment Date:	July 6, 2025
Maturity Date:	June 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(2):	$2,446,698 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,905,533
Call Protection:	L(26),D(27),O(7)	2023 NOI(3):	$2,395,773
Lockbox / Cash Management:	Hard / Springing	2022 NOI(3):	$2,791,924

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$179,688
Taxes:	$141,779	$20,254	NAP	Maturity Date Loan Per Room:	$179,688
Insurance:	$10,945	$1,216	NAP	Cut-off Date LTV:	62.7%
FF&E Reserve:	$0	$10,026(1)	NAP	Maturity Date LTV:	62.7%
PIP Reserve:	$682,768	$0	NAP	UW NOI DY:	14.2%
				UW NCF DSCR:	1.60x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$17,250,000	100.0%	Loan Payoff	$10,762,628	62.4%
			Return of Equity	4,852,562	28.1
			Upfront Reserves	835,492	4.8
			Closing Costs(4)	799,318	4.6
Total Sources	$17,250,000	100.0%	Total Uses	$17,250,000	100.0%
(1)	The borrower is required to make FF&E monthly deposits in the amount of the greater of (i) (a) 2% of the projected annual gross income from operations for months one to 12 of the loan term, (b) 3% of projected annual gross income from operations for months 13 to 24 of the loan term and (c) 4% of projected annual gross income from operations from and after month 25 of the loan term and (ii) the amount required by the franchisor under pursuant to the franchise agreement.
(2)	The Courtyard Madeira Beach property experienced a temporary surge in demand from October 2024 through February 2025 due to being designated as a FEMA-Emergency hotel and providing temporary accommodations to those impacted by Hurricanes Helene and Milton. The TTM March 2025 departmental revenue and expenses represent a blend of pre-hurricane actual revenue and expenses for April 2024 through September 2024, budgeted departmental revenue and expenses from October 2024 through February 2025 and actual March 2025 departmental revenue and expenses.
(3)	2023 NOI is lower than 2022 NOI due to a property improvement plan being implemented at the Courtyard Madeira Beach property.
(4)	Closing costs include an interest rate buydown of $338,100.

The following table presents certain information relating to the current and historical occupancy, ADR and RevPAR at the Courtyard Madeira Beach property and its competitors:

Occupancy, ADR, RevPAR(1)(2)
	Courtyard Madeira Beach(3)			Competitive Set			Penetration Factor
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2022	83.0%	$197.97	$164.31	71.4%	$172.75	$123.39	116.2%	114.6%	133.2%
2023	75.6%	$203.39	$153.76	63.8%	$172.22	$109.86	118.5%	118.1%	140.0%
2024	84.0%	$207.51	$174.35	70.6%	$172.14	$121.51	119.0%	120.5%	143.5%
TTM 2025	77.2%	$198.02	$152.88	74.0%	$175.28	$129.77	104.3%	113.0%	117.8%
(1)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes Courtyard St Petersburg Clearwater, Holiday Inn Express & Suites St Petersburg Madeira Beach, Cambria Hotels St Petersburg-Madeira Beach Marina and Holiday Inn & Suites Clearwater Beach South Harbourside.
(2)	Variances between the underwriting, the appraisal and the above table are attributed to variances in reporting methodologies.
(3)	Based on operating statements provided by the borrower sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
135

Hospitality – Select Service 601 American Legion Drive Madeira Beach, FL 33708	Collateral Asset Summary – Loan No. 15 Courtyard Madeira Beach	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,250,000 62.7% 1.60x 14.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Courtyard Madeira Beach property:

Cash Flow Analysis
	2022(1)	2023(1)	2024	TTM 3/31/2025(2)	U/W	U/W Per Room(3)
Occupancy (%)	83.0%	75.6%	84.0%	77.2%	77.2%
ADR	$197.97	$203.39	$207.51	$198.02	$198.02
RevPAR	$164.31	$153.76	$174.35	$152.88	$152.88

Rooms Revenue	$5,757,524	$5,387,727	$6,125,994	$5,356,967	$5,356,967	$55,802
Food & Beverage Revenue	321,097	348,518	343,202	374,197	374,197	3,898
Other Revenue	221,916	287,946	277,130	284,569	284,569	2,964
Total Revenue	$6,300,537	$6,024,191	$6,746,326	$6,015,732	$6,015,732	$62,664

Rooms Expense	$821,740	$882,586	$933,690	$836,444	$836,444	$8,713
Food & Beverage Expense	323,249	315,156	331,384	332,097	332,097	3,459
Other Departmental Expenses	34,526	33,254	31,944	33,388	33,388	348
Departmental Expenses	$1,179,515	$1,230,996	$1,297,017	$1,201,929	$1,201,929	$12,520

Departmental Profit	$5,121,022	$4,793,195	$5,449,309	$4,813,804	$4,813,804	$50,144

Management Fee	$189,016	$180,726	$202,390	$180,472	$180,472	$1,880
Marketing and Franchise Fee	773,070	767,568	845,474	753,243	753,243	7,846
Other Undistributed Expenses	1,012,753	1,029,112	1,040,052	965,742	965,742	10,060
Total Undistributed Expenses	$1,974,839	$1,977,406	$2,087,915	$1,899,456	$1,899,456	$19,786

Real Estate Taxes	$229,542	$235,727	$235,970	$234,263	$235,971	$2,458
Property Insurance	124,717	184,289	219,890	233,387	235,969	2,458
Net Operating Income	$2,791,924	$2,395,773	$2,905,533	$2,446,698	$2,442,408	$25,442

FF&E	$252,021	$240,968	$269,853	$240,629	$240,629	2,507
Net Cash Flow	$2,539,903	$2,154,806	$2,635,680	$2,206,068	$2,201,778	$22,935

NCF DSCR	1.85x	1.57x	1.91x	1.60x	1.60x
NOI Debt Yield	16.2%	13.9%	16.8%	14.2%	14.2%
(1)	2023 is lower than 2022 due to a property improvement plan being implemented at the Courtyard Madeira Beach property.
(2)	The Courtyard Madeira Beach property experienced a temporary surge in demand from October 2024 through February 2025 due to being designated as a FEMA-Emergency hotel and providing temporary accommodations to those impacted by Hurricanes Helene and Milton. The TTM March 2025 departmental revenue and expenses represent a blend of pre-hurricane actual revenue and expenses for April 2024 through September 2024, budgeted departmental revenue and expenses from October 2024 through February 2025 and actual March 2025 departmental revenue and expenses.
(3)	U/W Per Room is based on 96 rooms.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
136

Hospitality – Select Service 601 American Legion Drive Madeira Beach, FL 33708	Collateral Asset Summary – Loan No. 15 Courtyard Madeira Beach	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,250,000 62.7% 1.60x 14.2%

The following table presents certain information relating to the primary competition for the Courtyard Madeira Beach property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPAR
Courtyard Madeira Beach(2)	96	2015	84.0%	$207.51	$174.35
Cambria Hotel St Petersburg Madeira Beach Marina	125	2020	70-75%	$200-$210	$140-$150
Holiday Inn Express & Suites Saint Petersburg Madeira Beach	121	2017	80-85%	$160-$170	$130-$140
Sub-Total Avg.	342		77.5-81.1%	$187.96-$195.15	$146.10-$153.30
Secondary Competitors	230		79.0%	$277.94	$219.55
Total Avg. Competitive Set	572		78.1-80.2%	$224.14-$228.44	$175.64-$179.94
(1)	Source: Appraisal.
(2)	Estimated 2024 Occupancy, ADR and RevPAR are based on operating statements provided by the borrower dated as of December 31, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Bancroft Capital, LLC and Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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